UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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KBR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Delivering progress with purpose.

KBR
KBR
H_2
HYDROGEN

2026

Notice of annual meeting of stockholders and proxy statement

About KBR

We deliver science, technology and engineering solutions to governments and companies around the world. KBR employs approximately 36,000 people worldwide with customers in more than 85 countries and operations in over 28 countries.

KBR Operations and Joint Ventures
KBR Corporate Headquarters – Houston, Texas
HQ

36,000
EMPLOYEES
+ 9,000 unconsolidated joint venture employees

$7.8B
REVENUE
In fiscal 2025

CUSTOMERS IN MORE THAN
85
COUNTRIES

OPERATIONS IN
28
COUNTRIES

Our Global Footprint

KBR is proud to work with its customers across the globe to provide technology, value-added services, and long-term operations and maintenance services to ensure consistent delivery with predictable results. At KBR, We Deliver. The map above shows our office and project locations at the end of the 2025 calendar year.

KBR, Inc. 601 Jefferson Street Houston, Texas 77002 (713) 753-2000 kbr.com

A Message From Stuart Bradie

KBR Chair, President and Chief Executive Officer

Dear KBR Stockholders,

Over KBR’s 100-plus-year history, our people have shown time and again their dedication to our shared mission of delivering for our customers and their commitment to the values that guide us. Last year was no exception.

Despite geopolitical and economic headwinds, KBR’s people pulled as one and delivered another consecutive year of outstanding financial, operational, safety and sustainability performance.

2025 Key Highlights

$7.8B	11%	12%	96.44%	0.033
Revenue	Net Income Attributable to KBR Growth	Adj. EBITDA(1) Growth	Incident-Free Days	TRIR
• Delivered strong financial performance			• Improved our industry-leading safety record • Recorded an exceptional total recordable incident rate
$23.2B in Backlog and Options		Announced Strategic Intent to Spin Off MTS Business into Standalone, Public Company		MSCI’S Highest AAA Ranking
● Achieved $23.2 billion in backlog and options with 1.0x TTM book-to-bill(2)
●
Announced strategic intent to spin off KBR’s Mission Technology Solutions business into a separate, U.S. publicly traded company in a transaction intended to be tax-free to KBR and its shareholders for U.S. federal income tax purposes
● Received MSCI’s AAA sustainability ranking, the highest level achievable, for the third year in a row

We won new and repeat contracts that will help bolster U.S. and allied nations’ national security and defense in regions around the world, including a seat on the United States Missile Defense Agency’s SHIELD contract with a ceiling of $151 billion. We delivered technology and domain expertise that are enhancing and securing the world’s energy supply. We increased our focus on digital solutions and delivery — including investment in revolutionary new AI tools — that will ensure we stay at the forefront of innovation. And we made progress in our ongoing journey toward being what we believe to be the best possible company for the world’s best talent — a place where our people can belong, connect and grow — as evidenced by numerous workplace awards from the likes of Forbes, Glassdoor, and U.S. News & World Report.

The following are a few of our other contract highlights:

●	Awarded a $2.5B ceiling value, base period contract to support astronaut health and performance.
●	$970M ceiling, 10-year IDIQ contract under the ASCEND2 vehicle to build a digital engineering ecosystem for the U.S. Space Force.
●	$229M contract win under DoD IAC MAC vehicle for lifecycle research and analysis for U.S. Army cargo helicopter systems.
●	KBR SOCAR JV selected by BP for energy security projects in Azerbaijan.
●	Mitsubishi Chemical and ENEOS announced opening of plastics recycling plant, using KBR’s licensed Hydro-PRT® technology.
●	Secured a two-year renewal of the EPCM contract with Basra Oil Company for the Majnoon oil field in Iraq.
●	Awarded a seat on the NAVSUP WEXMAC 2.1 – Territorial Integrity of the United States contract, a $10 billion ceiling vehicle supporting expeditionary logistics and contingency operation.

(1)	Adjusted EBITDA is considered a non-GAAP financial measure under U.S. Securities and Exchange Commission (“SEC”) rules. As used throughout this proxy statement, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted earnings per share, and Adjusted operating cash flows are non-GAAP financial measures. All non-GAAP financial measures reflect results from continuing operations. See additional information and reconciliations of non-GAAP financial measures to the nearest applicable measure under Generally Accepted Accounting Principles (“GAAP”) at the end of this proxy statement under “Non-GAAP Financial Information.”
(2)	Book-to-bill excludes long-term U.K. private finance initiative (“PFI”) projects and the Plaquemines LNG project.

Message from Our Chief Executive Officer

KBR — evolved

Of course, perhaps the biggest news of 2025 for KBR was the announcement that we are pursuing a spin-off of the Mission Technology Solutions business (SpinCo) into its own standalone company. The decision to pursue a spin-off was made with great care by the KBR Board of Directors and executive leadership team, considering the impact on all our stakeholders, most importantly our people.

The spin-off will eliminate internal complexity and create a clearer strategic path forward for SpinCo and the “new” KBR, positioning both companies for long-term growth. While SpinCo will continue providing government customers with key capabilities to increase speed to mission impact, the new KBR will build on our legacy of excellence, delivering innovative critical energy, industrial and infrastructure solutions that bridge the gaps between security, affordability and sustainability.

Following the spin-off, KBR will continue to partner with global energy and industrial customers and deploy our unique and innovative offerings to solve current and future global challenges. These capabilities include our IP-protected process technologies, high-end design and engineering, advisory and consulting services, program management, digitalization solutions, and many more. Through our deep domain expertise, tech-forward solutions, proven delivery approach and investment in breakthrough technologies, KBR will continue aiming to improve safety, reduce emissions and increase efficiency across the asset life cycle in areas such as new nuclear, ammonia, hydrogen, critical minerals and other key energy vectors. Additionally, through our digital-first strategy, our history of commercializing new and world-first technologies, and our experience delivering mega-scale infrastructure, we believe the new KBR will be poised to assume an even larger role in helping bolster global energy security and in helping our customers capture meaningful market potential and strategic advantage.

Key 2025 Takeaways

1. Executed with discipline in a challenging environment, delivering margin expansion, strong cash and record capital returns	3. Earnings quality continues to improve through selectivity, mix and innovation
2. Both segments positioned for growth, with improving momentum and visibility through the rest of 2026	4. Spin-off preparations are advancing, supporting clarity, readiness and long-term value creation

It’s an exciting and momentous time for KBR. We have momentum, and it’s only building. We have exceptional people doing work that truly matters to the rest of the world, and I want to thank them for everything they do to make KBR the company that it is.

Finally, on behalf of the KBR Board of Directors, I would like to thank you, our stockholders. KBR couldn’t deliver to the degree we’re known without your support. We remain committed to maintaining transparency with you and to delivering world-class solutions and successes that reward your trust in us.

As always, we welcome your views, and we encourage you to vote. You may do so promptly via phone or internet, or you may mail in your completed and signed voting card.

Thank you again for your trust and your support of KBR’s vision.

Sincerely, Stuart J. B. Bradie Chair of the Board, President and Chief Executive Officer March 30, 2026

Notice of Annual Meeting of Stockholders

DATE AND TIME	VIRTUAL MEETING — LIVE WEBCAST	RECORD DATE
Thursday, May 14, 2026 9:00 a.m., Central Daylight Time	The Annual Meeting will be completely virtual and only conducted via live webcast at virtualshareholdermeeting.com/KBR2026 There will be no physical meeting location	The record date for determining which stockholders are entitled to cast votes at the virtual Annual Meeting and at any adjournment or postponement of the meeting is Tuesday, March 17, 2026

We invite you to attend KBR’s virtual annual stockholders’ meeting and act upon the following matters:

Proposals		Board Vote Recommendation	For Further Details, See Page
1	Elect as directors the 11 nominees named in the attached proxy statement	FOR each director nominee	9
2	Consider and act upon an advisory vote to approve the named executive officer compensation as described in the Compensation Discussion and Analysis	FOR	47
3	Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit KBR’s consolidated financial statements for the fiscal year ending January 1, 2027	FOR	97
	Transact any other business that properly comes before the meeting or any adjournment or postponement of the meeting

The Proxy Statement that follows describes these items.

By Order of the Board of Directors,	ONLINE RESOURCES
Check out our 2026 Notice of Annual Stockholder Meeting, online Proxy Statement, Annual Report and Sustainability Report at: proxyvote.com kbr.com/proxy kbr.com/annualreport kbr.com/sustainabilityreport
Sonia Galindo Executive Vice President, General Counsel & Corporate Secretary March 30, 2026

HOW TO VOTE

INTERNET*	TELEPHONE*	MAIL	AT THE ANNUAL MEETING
Via the Internet at proxyvote.com	Call toll-free in the U.S./Canada at 1 (800) 690-6903	Mail your signed proxy card	Virtually during the Annual Meeting through virtualshareholdermeeting.com/KBR2026 See page 103 for instructions

*

If you hold your shares through a broker or bank rather than directly with KBR, check with your broker or bank to see if telephone or Internet voting is available to you. Voting via the Internet or toll-free call is open until 11:59 p.m. EDT on May 13.

1	PROXY SUMMARY
1	Business Highlights
2	Financial Highlights
3	Our Vision and Values
3	Sustainability Highlights
5	Information about the Board of Directors
7	Governance Highlights
8	Compensation Highlights

9	CORPORATE GOVERNANCE
9	PROPOSAL 1 — ELECTION OF DIRECTORS
10	Our Board
11	Nominees for Director
18	Board and Governance Structure
19	Director Independence
20	Committees of the Board
25	Enterprise Risk Management
28	Board and Committee Evaluations
29	Board Refreshment
30	Stockholder Engagement
30	Director Orientation and Education
31	Board Practices and Procedures
33	Director Compensation
34	Director Stock Ownership Guidelines
35	Certain Relationships and Related Transactions
35	Related Person Policies
36	Executive Officers

40	SUSTAINABILITY AND KBR
40	Our Vision
41	Our Sustainability Pillars and Focus Areas within Each Topic
42	Our Impact

47	EXECUTIVE COMPENSATION
47	PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
48	Compensation Discussion and Analysis
75	Compensation Committee Report
76	Executive Compensation Tables
76	Summary Compensation Table
79	Grants of Plan-Based Awards
80	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
82	Outstanding Equity Awards at Fiscal Year-End
83	Option Exercises and Stock Vested
83	Pension Benefits
84	Nonqualified Deferred Compensation
87	Severance and Change-in-Control Agreements
89	No Employment Agreements
90	CEO Pay Ratio
91	Pay Versus Performance
96	Equity Compensation Plan Information

97	AUDIT COMMITTEE MATTERS
97	PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTER PUBLIC ACCOUNTING FIRM
98	Approved Principal Accountant Fees and Services
98	Pre-Approval Policy
98	Audit Committee Report

101	STOCK OWNERSHIP INFORMATION
101	Security Ownership of Certain Beneficial Owners and Management

103	GENERAL INFORMATION ABOUT KBR’S ANNUAL MEETING
103	Questions and Answers about the Annual Meeting and Voting

109	ADDITIONAL INFORMATION AVAILABLE

A-1	APPENDIX A — NON-GAAP FINANCIAL INFORMATION

Forward Looking Statements

This proxy statement, including our letter to stockholders, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some examples include statements regarding our plans, objectives, goals, strategies, future events, future financial performance, targets and backlog information, sustainability-related initiatives, targets and goals (including our climate-related targets) and other information that is not historical, including information related to the proposed spin-off of our Mission Technology Solutions business into a standalone, publicly traded company. When used in this proxy statement, the words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect” and similar expressions are intended to identify forward-looking statements. Such statements are based upon our current expectations and various assumptions, which are made in good faith, and we believe there is a reasonable basis for them. However, because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from the forward-looking statements contained in this proxy statement.

Additional information about potential risk factors that could affect our business and financial results is included in our most recently filed Form 10-K, any subsequent Forms 10-Q and 8-K, and any other U.S. Securities and Exchange Commission Filings. We caution you not to place undue reliance on the forward-looking statements included in this proxy statement, which speak only as of the date hereof. We disclaim any intent or obligation, except as required by law, to revise or update this information to reflect new information or future events or circumstances. We also disclaim any duty to comment on or correct information that may be contained in reports published by investment analysts or others.

Proxy Summary

Business Highlights

$11.1B BOOKINGS AND OPTIONS(1)	1.0x BOOK-TO-BILL(1)	$557M OPERATING CASH FLOWS	76% WORK UNDER CONTRACT
Bookings and options(1) awarded in 2025 — provides greater visibility of long-term growth targets	Trailing-twelve-months book-to-bill(1) as of January 2, 2026	Operating cash flows from continuing operations generated in 2025	Work under contract for 2026

ammonia and fertilizer marketS LEADERSHIP	national security and space programS GROWTH	recurring services EXPANSION

KBR reinforced its leadership in ammonia and fertilizer markets through new awards spanning conventional, low-carbon, and green applications across multiple geographies. This activity reflects continued demand for both traditional ammonia solutions and energy transition-related projects.

KBR broadened its national security and space portfolio through new awards with the U.S. Space Force and the Air Force Research Laboratory, supporting space operations, mission resilience, and advanced decision-support capabilities.

The announced acquisition of Specialty Welding and Turnarounds (SWAT) by KBR’s joint venture, Brown & Root Industrial Services, advanced KBR’s OPEX-focused growth strategy by expanding turnaround, maintenance, and specialty services capabilities and strengthening recurring services offerings.

STRATEGIC IDIQ CONTRACT POSITIONS EXPANSION	INTERNATIONAL GROWTH EXECUTION	NASA MISSIONS CONTINUED SUPPORT

Expanded long-term growth opportunities through new positions on major multiple-award IDIQ contracts supporting high-priority national security and global stability missions. These awards include the U.S. State Department’s GLOBALCAP program supporting peacekeeping operations, NAVSUP’s WEXMAC 2.1 contract focused on U.S. readiness and sustainment, and the Missile Defense Agency’s SHIELD contract supporting advanced homeland missile defense initiatives, including Golden Dome for America.

KBR advanced its international growth strategy by expanding energy operations across the Middle East and other emerging markets, including Qatar, Iraq, Kuwait, and Saudi Arabia. These awards demonstrate KBR’s ability to execute complex upstream, gas, and infrastructure programs at scale while increasing exposure to regions with long-term energy demand.

Extended KBR’s long-standing partnership with NASA through the recompete of its astronaut health and research support program (HHPC), continuing critical services in support of human spaceflight and International Space Station missions. In parallel, KBR supports lunar exploration objectives through its work with commercial partners such as Axiom Space, including astronaut training, flight operations support, and next-generation spacesuit development. These awards reflect deep institutional expertise and trusted performance on mission-critical programs.

(1)	Book-to-bill and bookings and options exclude long-term U.K. PFIs and the Plaquemines LNG project.

KBR, INC. PROXY STATEMENT | 2026 1

Proxy Summary

Financial Highlights

REVENUE

+1%
$7,710MM
$7,786MM
2024
2025

DILUTED EARNINGS PER SHARE

+15%
$2.79
$3.21
2024
2025

ADJUSTED EARNINGS PER SHARE[1]

+18%
$3.33
$3.93
2024
2025

NET INCOME ATTRIBUTABLE TO KBR

+11%
$375MM
$415MM
2024
2025

ADJUSTED EBITDA[2]

+12%
$868MM
$968MM
2024
2025

OPERATING CASH FLOWS FROM CONTINUING OPERATIONS

+24%
$450MM
$557MM
2024
2025

+117 bps	$413M	+10%
ADJUSTED EBITDA MARGIN(2) EXPANSION	OF VALUE RETURNED TO SHAREHOLDERS, CONSISTING OF:	QUARTERLY DIVIDEND INCREASE IN 2025
● $329M in share repurchases ● $84M in dividends

(1)	Adjusted earnings per share (“EPS”) is considered a non-GAAP financial measure under SEC rules. A reconciliation of adjusted EPS to diluted EPS is provided under the section titled “Non-GAAP Financial Information” at the end of this proxy statement.
(2)	Adjusted EBITDA and Adjusted EBITDA margin are considered non-GAAP financial measures under SEC rules. A reconciliation of adjusted EBITDA to net income attributable to KBR is provided under the section titled “Non-GAAP Financial Information” at the end of this proxy statement. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenues.

2 2026 | KBR, INC. PROXY STATEMENT

Proxy Summary

Our Vision and Values

Our Vision

We strive to create a safer, more secure and sustainable world by bringing together the best and brightest to deliver technologies and solutions that help our customers accomplish their most critical missions and objectives.

We Deliver®

One KBR Values
WE VALUE OUR PEOPLE

Our people are the heart of everything we do. We are dedicated to creating work environments in which every member of our team of teams feels safe, supported, respected, trusted and valued, and where each person is given opportunities to belong, connect and grow.

WE DELIVER

We are our clients’ trusted partner. We are uncompromising in our commitment to deliver innovative, high-quality, technology-led solutions for them, and exceptional, sustainable value for all our stakeholders, underpinned by strong commercial and operational discipline.

WE ARE PEOPLE OF INTEGRITY

We are people of character, who value honesty, trust, courage, fairness, prudence and tenacity. We believe doing what’s right for the planet, the communities where we live and work, and our people is good for our business. We will not sacrifice our integrity.

WE EMPOWER

We empower all our people with a shared purpose, the right tools and the supportive culture they need to be proactive, to be adaptive to change, and to succeed. We trust them to be independent decision-makers who aren’t afraid to meet any challenge head on and who proudly own their work.

WE ARE A TEAM OF TEAMS

We have a will to succeed, individually and as a company, but we value the achievements of our team of teams over our individual accomplishments. Our collective focus powers our operational excellence, fuels our passion for delivering for our customers, and makes us a better, stronger, more effective and efficient company. We are ONE KBR.

Sustainability Highlights

To reach our vision of ‘delivering a safer, more secure and sustainable world,’ we are driving sustainability deep into our DNA, from the highest level of the organization through our business strategy and into our operations. Our dedication to creating positive impact for the planet and for people is delivered both through the innovative and sustainable solutions we offer our clients and in the way we conduct our day-to-day business, all of which contribute to create long-term success, growth, business resilience, and shared prosperity for all.

We continue to contribute to our sustainability-focused revenue through the delivery of our sustainable solutions to the key customers we serve, and in 2025 this made up 35% of total revenue.

KBR, INC. PROXY STATEMENT | 2026 3

Proxy Summary

Strengthening this sustainability drive is our short-term incentive plan with a Zero Harm performance metric weighting of 5% for the 2026 plan year. This performance metric measures executive and senior leadership performance against the success of our Sustainability Pillars, including reinforcing our Zero Harm Safety and People First culture.

With an aim to further enhance our business resilience and future-proof the organization, we established processes to give due consideration to sustainability risks and opportunities that influence both our operations and the markets in which we operate, by embedding these factors into our COSO-based enterprise risk management system. This integrated approach has also strengthened our readiness for the global rollout of financial regulation on sustainability risk, including the adoption of IFRS/ISSB standards.

We are proud of our employees’ dedication to aiming for Zero Harm in all that they do 24/7 and continuing to reach new heights in our aim for Zero Harm (incident free) days. In 2025, we reached a new record of 96.44% incident free days and recorded another consecutive year of industry-leading HSSE performance with a total recordable incident rate (“TRIR”) of 0.033.

KEY SUSTAINABILITY ACHIEVEMENTS

35%	2.7B	1.5°C	96%
Revenue Focused on Sustainability in 2025	Sustainable Impact in 2025	Near-term Reduction Target 2030 Reduction Target 2050 Aligned with 1.5°C Ambition	Incident-Free Days Industry-Leading 0.033 TRIR in 2025

More information on Sustainability and KBR is provided on page 40.

The success of all this work is reflected in the external recognition we continue to receive as highlighted below.

Key Recognitions

4 2026 | KBR, INC. PROXY STATEMENT

Proxy Summary

Information about the Board of Directors

The KBR Board of Directors is currently composed of eleven directors with an extensive variety of skills, expertise, and experience who guide and support our strategy to create long-term value for our stockholders and other stakeholders. Each of our directors is independent except Mr. Bradie, our Chair and CEO.

KBR’s Board of Directors from left: Lewis Von Thaer, Joseph Dominguez, Lynn Dugle, Jack Moore, Sir John Manzoni KCB, Stuart Bradie, Lt. General Wendy Masiello, USAF (Ret.), Carlos Sabater, Ann Pickard, Nchacha Etta and Huibert Vigeveno.

Board refreshment

We added seven new independent directors over the past six years, introducing fresh perspectives and talents and increasing the diversity of our Board.

KBR, INC. PROXY STATEMENT | 2026 5

Proxy Summary

Our Director Nominees

Name and Professional Background	Age	Director Since	Independent	KBR Committees of the Board
				Audit	Compensation	Nominating and Corporate Governance	Sustainability, Technology & Cybersecurity
Stuart Bradie Chair of the Board President and CEO, KBR, Inc.	59	2014 | Chair since 2025
Joseph Dominguez President and CEO, Constellation Energy Corporation	63	2024
Lynn Dugle Former Chairperson, President and CEO, Engility Holdings Inc.	66	2020
Nchacha Etta Former Executive Vice President and CFO, Omnicell, Inc.	55	2024
Sir John Manzoni KCB Former Permanent Secretary for the Cabinet Office, U.K. Government	66	2022
Lt. General Wendy Masiello, USAF (Ret.) Lead Independent Director Independent Consultant	67	2017 | Lead Independent Director since 2025
Jack Moore Former Chairman, President and CEO, Cameron International Corporation	72	2012
Ann Pickard Former Executive Vice President, Arctic, Royal Dutch Shell plc	70	2015
Carlos Sabater Former Senior Global Partner, Deloitte Touche Tohmatsu Limited	67	2021
Huibert Vigeveno Group CEO, MET Group; and former Director of Downstream, Renewables and Energy Solutions, Shell plc	56	2025
Lewis “Lou” Von Thaer President and CEO, Battelle Memorial Institute	65	2025

Committee Chair	Committee Member	Audit Committee Financial Expert

6 2026 | KBR, INC. PROXY STATEMENT

Proxy Summary

Board Snapshot

NATIONALITY ● 2 directors are from the U.K. ● 1 director is from the Netherlands	MILITARY VETERAN/AIR FORCE GENERAL ● 1 director is a retired 3-Star General

Governance Highlights

Our Board of Directors believes that good corporate governance and transparent communication with our stockholders and other stakeholders are essential for KBR’s long-term success.

CORPORATE GOVERNANCE BEST PRACTICES

Focus on Accountability	Independent and Engaged Board	Select Board Highlights

● Annual director elections with majority voting standards

● Annual Board governance review, including review of investor feedback

● Periodic independent director meetings with investors

● Negative discretion applied to the 2020, 2022, 2023, and 2025 short-term incentive (“STI”) plan payouts of all our Named Executive Officers (“NEOs”)

● Commitment to regular stockholder outreach and soliciting of feedback

● Increased sustainability focus and enhanced disclosures in KBR’s Corporate Sustainability Report

● Linked 10% of our NEOs’ STI plan payout opportunity to Zero Harm / Sustainability performance every year from 2021 to 2025 and 5% to Zero Harm in 2026

● Significant knowledge of KBR’s industries and markets

● Annual Board visits to KBR businesses or project sites

● Annual assessment of Board leadership structure

● Creation of Lead Independent Director role in light of the consolidation of the Chair and CEO role in 2025 to ensure the continued effectiveness of our independent directors

		27 Independent board committee meetings held in 2025	15 Executive sessions held in 2025 without management present
	Lead Independent Director	4 New independent directors in 2024 and 2025	1 New independent board committee chair appointment in 2025

● Lt. General Masiello brings extensive leadership experience, operational expertise and strategic vision to the recently created role of Lead Independent Director

● In 2025, the Board enhanced the Lead Independent Director’s duties under the Company’s Corporate Governance Guidelines

KBR, INC. PROXY STATEMENT | 2026 7

Proxy Summary

Compensation Highlights

Our compensation program links pay to performance to align our senior executives’ interests with those of our stockholders. Consistent with our business strategy, our senior executives’ individual Key Performance Indicators (“KPIs”) are focused on growth and expansion, reducing costs, and increasing efficiencies and cash flow performance. The Compensation Committee set rigorous targets for 2025 for both the short-term incentive (“STI”) and long-term incentive (“LTI”) plans.

STRONG LINK BETWEEN PAY AND PERFORMANCE	CEO HAS RECEIVED SEVEN BASE SALARY INCREASES IN TWELVE YEARS

The design of our compensation program establishes a strong link between senior executives’ pay and KBR’s financial and sustainability performance.

Our Compensation Committee periodically reviews and makes changes to our compensation programs, including changes to STI and LTI metrics in recent years, in order to maintain this strong alignment and in some cases to respond to stockholder concerns.

Aligned with our rigorous Executive Compensation program, our CEO’s base salary has increased only seven times since he was appointed in 2014 to reward him for his demonstrated success at:

● Positioning KBR for long-term growth by aligning and expanding our businesses.

● Increasing Company performance and stockholder value.

● Driving cultural change to emphasize the importance of our people and their safety as well as belonging, connecting, and growing at KBR.

● Advancing KBR’s sustainability strategy.

NAMED EXECUTIVE OFFICER(1) TARGET 2025 COMPENSATION

(1)	Mr. Bright is omitted from the chart above as his employment with KBR terminated prior to the fiscal year end.
(2)	Ms. Myles’s base salary is approved and paid in British Pounds. STI payouts are paid in local currency, so Ms. Myles’s STI payouts are also paid in British Pounds. Her 2025 base salary was £431,985, and her target 2025 STI was £431,985, but both figures have been converted to U.S. Dollars in the table above for presentation purposes using the exchange rate of £1 to $1.3686, which, for consistency, is the exchange rate used in other tables in the “Compensation Discussion and Analysis” section of this proxy statement.

8 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

PROPOSAL 1
Election of Directors

At our 2026 Annual Meeting of Stockholders, 11 directors are to be elected to hold office until the 2027 Annual Meeting of Stockholders. All directors are elected annually, with each nominee standing for election to a one-year term. The members of our Board of Directors (the “Board of Directors” or “Board”) hold office until their successors are elected and qualified or until their earlier resignation or removal. Stockholders have previously elected all Board nominees except Mr. Vigeveno. In recruiting Mr. Vigeveno, the Nominating and Corporate Governance Committee retained an independent executive search firm.

Each nominee has indicated a willingness to serve, if elected. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the Board of Directors may designate. We have no reason to believe that any of the nominees will be unable to serve if elected. Directors are elected by a majority of votes cast. In accordance with our Bylaws, this means that the number of shares voted “FOR” a candidate must exceed the number of shares voted “AGAINST” the candidate. Shares present but not voting on the election of directors will be disregarded, except for quorum purposes, and will have no effect on the outcome of the vote.

The Board of Directors recommends that you vote FOR the election of all the director nominees presented on the next several pages. All proxies will be so voted unless a stockholder specifies otherwise.

KBR, INC. PROXY STATEMENT | 2026 9

Corporate Governance

Our Board

A top priority of our Board and Nominating and Corporate Governance Committee is to ensure that our Board of Directors is composed of directors who:

●	bring a variety of knowledge, skills, and perspectives that are relevant to our business,
●	provide expertise that is useful to KBR and complementary to the background and experience of other Board members,
●	understand and guide KBR’s business and strategic plan and can meaningfully contribute to the success of KBR’s business and strategic plan, and
●	effectively represent and promote the long-term interests of our stockholders.

As shown below, the incumbent directors have a wide range of skills and experience that will enable the Board to effectively oversee management and the business of KBR.

INDUSTRY EXPERIENCE AND DEMOGRAPHICS

INDUSTRY EXPERIENCE
Director Nominee	Industry Experience	C-SUITE Former or Current CEO/CFO	CYBER Cybersecurity/ Data Privacy/ IT	FINANCE Accounting/ Audit/ Finance	HSSE Health /Safety/ Physical Security	RISK Risk Management/ Oversight	SUSTAINABILITY Environment/ Sustainability	TECHNOLOGY AI/IP/ Licensing
Bradie	● Engineering ● Government ● Technology
Dominguez	● Energy ● Engineering
Dugle	● Aerospace ● Engineering ● Government ● Technology
Etta	● Professional Services
Manzoni	● Energy ● Engineering ● Government
Masiello	● Aerospace ● Government ● Technology
Moore	● Energy
Pickard	● Energy ● Engineering ● Technology
Sabater	● Professional Services
Vigeveno	● Energy
Von Thaer	● Aerospace ● Government ● Technology

Some Experience

Subject Matter Expert

10 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

DEMOGRAPHICS
Director Nominee	Age	Tenure	Gender	Nationality	Race/Ethnicity
Bradie	59	11	M	U.K.	White
Dominguez	63	1	M	U.S.	White + Hispanic
Dugle	66	6	F	U.S.	White
Etta	55	1	M	U.S.	African American
Manzoni	66	3	M	U.K.	White
Masiello	67	8	F	U.S.	White
Moore	72	14	M	U.S.	White
Pickard	70	10	F	U.S.	White
Sabater	67	4	M	U.S.	White + Hispanic
Vigeveno	56	<1	M	The Netherlands	White
Von Thaer	65	<1	M	U.S.	White

Nominees for Director

The following biographical information about the director nominees is as of March 17, 2026.

Stuart J. B. Bradie	CEO | Chair of the Board since 2025 | Director since 2014
Age 59 KBR Board Committees ● None KEY EXPERTISE ● C-Suite ● Engineering ● Government ● Health, Safety, Security & Environment ● Risk Management ● Sustainability ● Technology

REASON FOR NOMINATION

Mr. Bradie is our Chair and CEO and has more than 30 years of broad, international experience across numerous industries. He brings to the Board a reputation for building strong relationships and for successfully driving comprehensive organizational growth and transformation. Over the past twelve years, Mr. Bradie has guided KBR though an evolution that has focused on people, sustainability and safety, alongside strong execution and commercial discipline.

Career Highlights

Global experience across over 40 countries in the hydrocarbons, mining and chemicals, power and infrastructure sectors

KBR, Inc.

● Chair of the Board (2025 to present)

● Director (2014 to present)

● President and Chief Executive Officer
(2014 to present)

WorleyParsons

● Group Managing Directors — Operations and Delivery

● Managing Director, Europe, Africa, Asia and the Middle East

Kvaerner

● Managing Director, PT Kvaerner Indonesia

● Country Manager, Kvaerner Philippines

Other Public Company Boards ● Rolls Royce Holdings plc (since 2023) Education ● M.B.A., Edinburgh Business School, Heriot-Watt University ● B.S. in Mechanical Engineering, Aberdeen University

KBR, INC. PROXY STATEMENT | 2026 11

Corporate Governance

Joseph Dominguez	Independent | Director since 2024
Age 63 KBR Board Committees ● Compensation KEY EXPERTISE ● C-Suite ● Energy ● Engineering ● Finance ● Risk Management ● Sustainability

REASON FOR NOMINATION

As the President, CEO and a director of Constellation, and through his prior experience at ComEd and as a practicing attorney, Mr. Dominguez brings to the Board extensive knowledge and understanding of business, operations, finances, risks and strategy, as well as extensive regulatory, risk management and oversight expertise. His diverse experience and deep knowledge of the energy industry are valuable to our strategic planning and operational success.

Career Highlights

Constellation Energy Corporation

● President and Chief Executive Officer
(2022 to present)

Commonwealth Edison Company (ComEd)

● Chief Executive Officer

Exelon Corporation

● Executive Vice President of Governmental and Regulatory Affairs and Public Policy

White and Williams, LLP

● Partner

U.S. Department of Justice

● Assistant U.S. Attorney for Eastern District
of Pennsylvania

Other Public Company Boards

● Constellation Energy Corporation (since 2022)

Current Affiliations

● AEGIS (Director)

● Electric Power Research Institute (Director)

● Hispanics in Energy (Chair)

● Illinois Economic Development Corporation (Director)

● Institute of Nuclear Power Operations (Director)

● Nuclear Energy Institute (Director)

● World Association of Nuclear Operators (WANO) (Director)

Education

● J.D., Rutgers University School of Law

● B.S. in Mechanical Engineering, New Jersey Institute of Technology

Lynn A. Dugle	Independent | Director since 2020
Age 66 KBR Board Committees ● Compensation ● Nominating and Corporate Governance (Chair) KEY EXPERTISE ● Aerospace ● C-Suite ● Cybersecurity ● Engineering ● Finance ● Government ● Risk Management ● Technology

REASON FOR NOMINATION

Ms. Dugle’s experience as Chair and CEO of a public engineering services firm and senior officer of a leading public technology company provides our Board expertise in information, technology, cybersecurity, corporate strategy, operations, and research and development, all of which are critical to achieving our strategic objectives.

Career Highlights

Engility Holdings Inc.

● Chairperson, President and Chief Executive Officer, where she led the sale of the company in its sale to Science Applications International Corporation (2016–2019)

Raytheon Company

● Corporate Vice President and President of Intelligence, Information and Services

● Vice President, Engineering, Technology and Quality, Network Centric Systems

● Responsible for acquiring more than a dozen cyber-related companies

ADC Telecommunications, Inc.

● Vice President and General Manager, Product, Systems Software Division

● General Manager, Cable Systems Division

Texas Instruments, Inc.

● Vice President, Support Engineering and Quality for the Defense Systems and Electronics Group

Other Public Company Boards

● EOG Resources, Inc. (since 2023)

● Micron Technology, Inc. (Lead Independent Director) (since 2020)

● TE Connectivity Ltd. (since 2020)

Previous Affiliations

● Avantus Federal (Director)

● The B2B Project (Advisor Partner)

● The Board on Army Research and Development of the National Academy of Sciences

● First Light Acquisition Group, Inc. (Advisor Partner)

● Intelligence and National Security Alliance (Board Member)

● State Street Corporation (Director)

● ZOE Empowers (Chair of the Board)

Education

● B.A. (Spanish), Purdue University

● B.S. (Technical Management), Purdue University

● M.B.A., University of Texas at Dallas

12 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Nchacha E. Etta	Independent | Director since 2024
Age 55 KBR Board Committees ● Audit (Financial Expert) ● Sustainability, Technology & Cybersecurity KEY EXPERTISE ● C-Suite ● Cybersecurity ● Finance ● Risk Management ● Sustainability ● Technology

REASON FOR NOMINATION

Mr. Etta is a seasoned finance and accounting executive with more than 20 years of experience leading and working in global finance organizations across healthcare and consumer products industries. His deep experience and expertise in finance, technology, risk oversight and global business are assets to our Board.

Career Highlights

Omnicell, Inc.

● Executive Vice President and Chief Financial Officer (2023–2025)

Essilor of America, Inc. (a subsidiary of EssilorLuxottica SA)

● Senior Vice President and Chief Financial Officer

Johnson & Johnson Vision

● Worldwide Vice President and Chief Financial Officer

The Coca-Cola Company

● Various senior financial roles

Microsoft Corporation, Eli Lilly & Company, and the International Investments Fund at The Carlyle Group

● Various roles

Orano Cycle (formerly COGEMA (Compagnie générale des matières nucléaires)) and Areva NC

● Senior Accountant

Previous Affiliations

● Helen Keller International (Trustee)

● Howard University (Trustee)

Education

● M.B.A. in Finance, Howard University

● B.S. in Accounting, George Mason University

Sir John A. Manzoni KCB	Independent | Director since 2022

Age 66

KBR Board Committees

● Audit (Financial Expert)

● Sustainability, Technology & Cybersecurity

KEY EXPERTISE

● C-Suite

● Energy

● Engineering

● Finance

● Government

● Health, Safety, Security & Environment

● Risk Management

● Sustainability

REASON FOR NOMINATION

Sir John’s strong commercial executive experience as a former CEO in the energy sector and non-executive director, as well as more recent expertise in public policy and government affairs, brings valuable insight to our Board.

Career Highlights

U.K. Government

● Permanent Secretary for the Cabinet Office

● Chief Executive of the Civil Service

● Chief Executive of the major Projects Authority

Talisman Energy Inc.

● President and Chief Executive Officer

BP plc

● Chief Executive, Refining and Marketing

● Chief Executive, Gas and Power

Current Affiliations

● Chairman Mentors International (Mentor)

● National Centre for Universities and Business (Director)

● Saïd Business School at the University of Oxford (Global Leadership Council Member)

Other Public Company Boards

● Diageo (Chair) (since 2020)

● SSE plc (Chair) (since 2020)

Previous Affiliations

● Accenture Energy (Advisor)

● Adamant Ventures (Advisor)

● Aspen Institute Corporate Values Group (Advisor)

● Atomic Weapons Establishment (Chair)

● BP plc (Director)

● Leyshon Energy Ltd (Chair)

● SABMiller plc (Director)

● Stanford University Graduate School of Business (Advisor)

Education

● Honorary Doctorate, Aberdeen University

● M.S. in Management, Sloan Fellow, Stanford University

● M.S. in Petroleum Engineering, Imperial College London

● B.S. in Civil Engineering, Imperial College London

KBR, INC. PROXY STATEMENT | 2026 13

Corporate Governance

Lt. General Wendy M. Masiello, USAF (Ret.)	Lead Independent Director since 2025 | Director since 2017
Age 67 KBR Board Committees ● Compensation ● Sustainability, Technology & Cybersecurity KEY EXPERTISE ● Aerospace ● Cybersecurity ● Finance ● Government ● Risk Management ● Sustainability ● Technology ● Veteran

REASON FOR NOMINATION

With over three decades of decorated military service, we believe Lt. General Masiello is qualified to serve on our Board because of her proven leadership and extensive knowledge of the aerospace, government contracting, and procurement industries.

During her time on the Board, and as our Lead Independent Director since May 2025, Lt. General Masiello has brought a wealth of experience in cybersecurity, finance, risk, sustainability, technology and government defense work. Her strong government experience has been integral in overseeing the expansion of KBR’s Mission Technology Solutions business, and her technology and cyber background has been valuable in overseeing the growth of our Sustainable Technology Solutions business.

Career Highlights

Wendy Mas Consulting, LLC

● Independent Consultant (2017 to present)

U.S. Air Force

● Retired Three-Star General

● Director of the Defense Contract Management Agency, overseeing a $1.4 billion budget, managing 12,000 employees and 20,000 contractors on contracts values at $6 trillion

● Deputy Assistant Secretary (Contracting), Office of the Assistant Secretary of the Air Force for Acquisition, where she was responsible for shaping Air Force contracting policy and its 11,000 personnel force

● Program Executive Officer for the Air Force’s $65 billion Service Acquisition portfolio

● Deployment to Iraq to lead contracting support for military forces in Iraq and Afghanistan

Other Public Company Boards

● StandardAero (since 2020)

Current Affiliations

● Acquisition Innovation and Research Center Advisory Panel to the Office of the Under Secretary of Defense for Acquisition and Sustainment (Advisor)

●

DEFCON AI (Strategic Advisor)

●

EURPAC Service, Inc. (Director)

● MRIGlobal (Director)

● National Academies’ Committee on Improving Command Climate, Unit Cohesion, and Warfighter Readiness (Vice Chair)

● Procurement Round Table (Director)

● Rebuilding Together (Director)

● Tlingit Haida Tribal Business Corporation (Director)

Previous Affiliations

● Air Force Studies Board of the National Academy of Sciences

● National Contract Management Association (Past Chair)

● Public Spend Forum (Advisory Council)

● Rawls College, Texas Tech University
(Advisory Council)

Education

● CERT Certificate in Cyber-Risk Oversight (March 2024), National Association of Corporate Directors

● Harvard Kennedy School’s Senior Managers
in Government

● Joint and Combined Warfighting School, Joint Forces Staff College, Norfolk, Virginia

● Senior Acquisition Course, Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.

● M.S. in National Resource Strategy, Industrial College of the Armed Forces, Fort Lesley J. McNair, Washington, D.C.

● Defense Systems Management College, Fort Belvoir, Virginia

● M.S. in Logistics Management, Air Force Institute of Technology

● B.B.A. in Marketing, Texas Tech University

14 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Jack B. Moore	Independent | Director since 2012
Age 72 KBR Board Committees ● Compensation (Chair) ● Nominating and Corporate Governance KEY EXPERTISE ● C-Suite ● Energy ● Finance ● Risk Management

REASON FOR NOMINATION

We believe that Mr. Moore’s wealth of experience in the energy sector, including service as a director and executive officer to various public corporations in the sector, makes him well suited to service as a director.

Career Highlights

Cameron International Corporation

● Chairman, President and Chief Executive Officer

● President and Chief Operating Officer

● President, Western Hemisphere of Drilling & Production Systems group

● Vice President and General Manager, Western Hemisphere of Drilling & Production Systems group

Baker Hughes Incorporated

● Various management positions

Other Public Company Boards

● Occidental Petroleum Corporation (Chair) (since 2016)

Current Affiliations

● American Heart Association

● MAM (Memorial Assistance Ministries) (Director)

● University of Houston System Board
of Regents (Chair)

Previous Affiliations

● American Petroleum Institute (Director)

● Cameron International Corporation (Chair)

● ProPetro Holding Corp. (Director)

● Rowan Companies plc (Director)

● United Way of Greater Houston
(Executive Committee)

● University of Houston’s Board of Visitors (Director)

Education

● Graduate of the Advanced Management Program at Harvard Business School

● B.B.A., University of Houston

Ann D. Pickard	Independent | Director since 2015

Age 70

KBR Board Committees

● Compensation

● Sustainability, Technology & Cybersecurity (Chair)

KEY EXPERTISE

● Cybersecurity

● Energy

● Engineering

● Finance

● Health, Safety, Security & Environment

● Risk Management

● Sustainability

● Technology

REASON FOR NOMINATION

We believe that Ms. Pickard adds great value to the Board based on her deep knowledge and understanding of the international energy industry, as well as her significant experience leading a large and diverse energy business in Australia. She is also skilled in risk management, with a particular focus on and commitment to strong health and safety management and performance. She has a longstanding involvement in the international, regulatory and economic response to climate change, having been involved in this topic since the first COP in Berlin in 1995.

Career Highlights

Significant business experience throughout South America, Australia, the countries of the former Soviet Union, the Middle East, and Africa, and in sectors like exploration efforts, LNG, and gas and power

Royal Dutch Shell plc

● Executive Vice President, Arctic

● Executive Vice President and Country Chair, Australia and New Zealand

● Regional Executive Vice President, Sub Saharan Africa

● Director, Global Businesses and Strategy and a member of the Shell Gas & Power Executive Committee

Mobil

● 11-year tenure, prior to the merger
with Exxon

Other Public Company Boards

● Woodside Energy Group Ltd. (since 2016)

Current Affiliations

● The University of Wyoming Foundation (Budget/Audit)

● Chief Executive Women

Previous Affiliations

● Advisory Council of the Eurasia Foundation

● Catalyst (Board of Advisors)

● Global Agenda Council on the Arctic for the World Economic Forum

● Noble Corporation plc (Director)

● Westpac Banking Corporation (Director)

Education

● M.A., University of Pennsylvania

● B.A., University of California San Diego

KBR, INC. PROXY STATEMENT | 2026 15

Corporate Governance

Carlos A. Sabater	Independent | Director since 2021
Age 67 KBR Board Committees ● Audit (Chair; Financial Expert) ● Nominating and Corporate Governance KEY EXPERTISE ● Finance ● Risk Management

REASON FOR NOMINATION

With 40 years of leadership, accounting and financial expertise and past partnerships with the boards and audit committees of several Fortune 500 companies and other dynamic enterprises, Mr. Sabater brings to the Board a strong financial acumen and deep experience in SEC financial reporting. He has worked closely with U.S. and global regulators, including the Public Company Accounting Oversight Board (PCAOB) and the International Forum of Independent Audit Regulators (IFIAR).

Career Highlights

Deloitte Touche Tohmatsu Limited (Deloitte)

● Senior Global Partner

● Managing Principal, Americas Region

● Global Managing Director, Audit and Enterprise Risk Services

● Various senior leadership and operational roles over the course of a nearly 40-year career with Deloitte, with extensive experience in accounting, finance, and
SEC reporting

Other Public Company Boards

● Pool Corporation (since 2022)

Current Affiliations

● FUI Foundation (Director)

Previous Affiliations

● Chamber of Commerce (Director)

● DACF Ltd. (Director)

● Florida International University (Director)

● Kiwanis Club (Director)

● PDC Energy, Inc. (Director)

● YMCA (Director)

Education

● Qualified Board of Directors financial expert and NACD Directorship Certified

● B.B.A. in Accounting and Finance, Florida International University

● Named scholarship program, the Deloitte Foundation — Sabater Scholars Program, Florida International university

Huibert H. Vigeveno	Independent | Director since 2025

Age 56

KBR Board Committees

● Nominating and Corporate Governance

● Sustainability, Technology & Cybersecurity

KEY EXPERTISE

● CEO and C-Suite Leadership

● Energy Industry and Global Markets

● Strategy, Transformation & Large-Scale Operations

● Health, Safety, Security & Environment (HSSE)

● Global Experience – lived and worked across four continents

REASON FOR NOMINATION

Mr. Vigeveno brings a wealth of energy and industrial sector expertise to the Board, as well as extensive experience in leading large, complex, global organizations. He currently serves as Chief Executive Officer of the MET Group, a Switzerland-based multinational energy company generating $33 billion in annual revenue, active across natural gas, LNG, power and renewable energy. His wide-ranging expertise and unique perspective are also derived from his 30 years of distinguished service with Shell plc, where, most recently as the Director of Downstream, Renewables and Energy Solutions and as a member of the Executive Committee, he drove a customer value proposition across a range of businesses and geographies and led an organization of over 30,000 people across six global businesses.

Career Highlights

MET Group, a Switzerland-based multinational energy company

● Group Chief Executive Officer
(2026 to present)

Shell plc

● Member of the Executive Committee and Director of Downstream, Renewables and Energy Solutions (2020–2025)

● Executive Vice President, Global Commercial

● Transition CEO, leading the integration of BG Group in the U.K. following its acquisition by Shell

● Executive Chairman, Shell China

● Vice President, Europe and Africa, Shell Supply and Distribution

● 30-year career with Shell; gained extensive sales, marketing, strategy, and general management experience in Chemicals, Shell Capital, LPG and Lubricants, in the Netherlands, U.K., U.S., Mexico and Brazil

Previous Affiliations ● Board of Trustees, Shell Foundation Education ● M.B.A., Erasmus University Rotterdam, the Netherlands ● Speaks seven languages

16 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Lewis F. Von Thaer	Independent | Director since 2025
Age 65 KBR Board Committees ● Audit ● Nominating and Corporate Governance KEY EXPERTISE ● Aerospace ● C-Suite ● Cybersecurity ● Finance ● Government ● Risk Management ● Technology

REASON FOR NOMINATION

Mr. Von Thaer brings to the Board decades of employment in the global manufacturing and research industries, including high level executive management and business oversight experience. He has substantial experience working with federal government administrators, which provides valuable insights in governmental, regulatory and public policy issues. His extensive experience in management and operations provides insights in risk management, safety and health, personnel development and environmental matters. As a former Bell Laboratories engineer and a member of the Defense Science Board from 2010 to 2022, Mr. Von Thaer also brings significant engineering experience.

Career Highlights

Battelle Memorial Institute

● President and Chief Executive Officer
(2017 to present)

DynCorp International

● Chief Executive Officer

Leidos Holdings, Inc.

● Executive Vice President and President, National Security Sector

General Dynamics Corporation

● President and Corporate Vice President

● Senior Vice President, Operations

● Various management positions

Other Public Company Boards

● American Electric Power Company Inc. (since 2022)

Current Affiliations

● Columbus Partnership (Executive Committee Member)

● National Veterans Memorial and Museum (Chair)

● Pacific Northwest National Laboratory (Chair)

● UT-Battelle, Operator of Oak Ridge National Laboratory (Vice Chair)

Previous Affiliations

● Ambri (Director)

● AmplifyBio (Chair)

● Defense Science Board

● InnovateOhio (Advisor)

● Kansas State University Foundation (Director)

● National Defense Industrial Association

● National Intelligence University Foundation (Director)

● Nationwide Children’s Hospital (Director)

● The Ohio State University Board of Trustees (Trustee)

● Tragedy Assistance Program for Survivors

Education

● M.S. in Electrical Engineering, Rutgers, The State University of New Jersey

● B.S. in Electrical Engineering, Kansas State University

KBR, INC. PROXY STATEMENT | 2026 17

Corporate Governance

Board and Governance Structure

We are committed to good corporate governance and to effective communication with our stockholders. This section describes our governance policies and practices, and the roles, duties, and responsibilities of the Board of Directors and each of its committees. See the section titled “Corporate Governance Materials” to learn how to find our policies, practices, and committee charters.

Role of the Board of Directors

BOARD OPERATIONS
Our governance framework is built on the principles of accountability, responsible stewardship, and integrity. It is designed to create long-term value for our stakeholders.

The Board collectively provides oversight of:

● Purpose, values and strategic direction

● Economic, environmental and social performance

● Risk management and strategic resilience

● Audit, ethics and compliance program

92% ATTENDANCE AT ALL BOARD AND COMMITTEE MEETINGS
Q1	Q2	Q3	Q4

● Management and Financial Update ● Fiscal Year Review	● Management and Financial Update ● ERM Update ● Investor Relations Update	● Management and Financial Update ● ERM Update ● Strategic Review	● Management and Financial Update ● Annual Plan Budget ● Talent and Succession Planning

The Board of Directors represents the interests of our stockholders in maintaining a successful business. Specifically, the Board of Directors oversees the effectiveness of management’s policies and decisions, including the execution of KBR’s strategies, with a commitment to enhancing stockholder value over the long term. To this end, Board members are expected to act in the best interests of all stockholders, to be knowledgeable about our businesses, to exercise informed and independent judgment, and to understand general economic trends and conditions, as well as trends in corporate governance.

Our Board Leadership Structure

The Board does not have a policy as to whether the roles of Chair of the Board and CEO should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair and Chief Executive Officer in any way that is in the best interests of KBR and its shareholders at a given point in time. Our Corporate Governance Guidelines currently provide that if the Chair of the Board is not from among the directors of the Corporation who are not also executive officers of the Corporation (“Non-Management Directors”), the Board will have a Lead Independent Director, to be designated by the Board from the Non-Management Directors. The Board reviews its leadership structure from time to time to determine whether this continues to best serve KBR and our stockholders, considering factors such as the current composition of the Board, Board effectiveness, and the current and future needs of KBR.

The Board currently believes that having a unified Chair and Chief Executive Officer roles, combined with the robust authority given to the Lead Independent Director, effectively represents the interests of stockholders and enables the Board to discharge appropriate levels of independence, oversight and responsibility to serve the Company.

Accordingly, during 2025, Mr. Stuart J. B. Bradie served as the Chair of our Board of Directors and Lt. General Wendy M. Masiello, USAF (Ret.) served as the Lead Independent Director of our Board of Directors.

18 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Stuart J. B. Bradie CEO and Chair of the Board	Lt. General Wendy M. Masiello, USAF (Ret.) Lead Independent Director

● Manages the overall functioning of the Board

● Promotes open and transparent dialogue during Board and committee meetings

● Sets the strategic direction for KBR

● Provides day-to-day leadership over KBR’s operations

● Focuses on execution of KBR’s business strategy, growth, and development

● Sets the tone-at-the top for the One KBR culture

● Develops and oversees enterprise-wide initiatives

● Collaborates with the CEO/Chair to set meeting agendas and the annual schedule of Board meetings

● Establishes the agenda for and presides at executive sessions of Non-Management Directors and briefs the CEO/Chair on issues arising from executive sessions

● Serves as the liaison between the Non-Management Directors and the CEO/Chair

● Works with the Nominating and Corporate Governance Committee and the CEO/Chair on the Board succession and refreshment process, including interviewing director candidates and making recommendations to the Nominating and Corporate Governance Committee and the Board

Our CEO is responsible to the Board for the overall management and functioning of the Company. KBR’s Corporate Governance Guidelines provide for two important checks on the CEO’s authority:

●	The CEO may not serve on any Board committees, and
●	The CEO’s performance evaluation includes a review of how well he keeps the Board informed on matters affecting the Company and its operating units.

Our Lead Independent Director acts as a liaison between the CEO and Chair and the other directors, assesses the performance and succession planning of the CEO and Chair, provides a meaningful point of contact for shareholders to raise concerns and ask questions, and helps maintain KBR’s strong corporate governance by providing independent oversight and facilitating effective communication and building consensus within our Board of Directors.

Director Independence

Our Corporate Governance Guidelines provide that at least two-thirds of the Board must be independent directors. Directors are considered independent if they are not involved in any material relationships with KBR, either directly or indirectly. Our Corporate Governance Guidelines set forth specific independence standards that are consistent with the requirements of the SEC and the New York Stock Exchange (“NYSE”).

The Nominating and Corporate Governance Committee periodically reviews KBR’s definition of independence and the Board’s compliance with our independence standards.

Our directors complete independence questionnaires at least annually. Our Board determines the independence of its members generally and considers whether various committee members meet the heightened independence or other requirements prescribed by the NYSE and SEC. Our Board determined that all our current directors are independent except Mr. Bradie, who serves as KBR’s president and chief executive officer.

INDEPENDENT
NOT INDEPENDENT

Our Board believes that its membership should include no more than two directors who are also employees of KBR, though this number is not an absolute limitation. We believe KBR’s chief executive officer should always be a member of the Board. Our chief executive officer has been the only employee director since KBR became an independent public company.

KBR, INC. PROXY STATEMENT | 2026 19

Corporate Governance

Committees of the Board

KBR’s Board does a substantial portion of its analysis and work with four standing committees, each of which is composed entirely of independent directors. In August 2025, the Nominating and Corporate Governance Committee reviewed the Board’s committee structure and, based on a review of various factors and considerations, including the needs of the Board, the evolving focus areas and priorities of the Company and peer group benchmarking, among others, recommended to the Board to dissolve each of the Cybersecurity Committee and the Sustainability & Corporate Responsibility Committee in favor of combining them to establish the Sustainability, Technology & Cybersecurity Committee. The Sustainability, Technology & Cybersecurity Committee is responsible for the oversight of matters previously delegated to the Cybersecurity Committee and the Sustainability & Corporate Responsibility Committee.

Our Board approved charters for each of the committees that govern and set forth their respective duties, responsibilities, and actions. These charters are available on KBR’s website at kbr.com/en/who-we-are/our-company/corporate-governance. Each committee reviews its charter annually and recommends changes, as necessary, to the Board.

Current Members	Board and Committee Member 2025 Meeting Attendance	Board Committees
		Audit	Compensation	Nominating and Corporate Governance	Sustainability, Technology & Cybersecurity
Stuart Bradie Chair of the Board	88%
Joseph Dominguez	100%
Lynn Dugle	95%
Nchacha Etta	95%
Sir John Manzoni KCB	95%
Lt. General Wendy Masiello, USAF (Ret.) Lead Independent Director	100%
Jack Moore	91%
Ann Pickard	94%
Carlos Sabater	96%
Huibert Vigeveno	100%
Lewis Von Thaer	87%
Number of Committee Meetings in 2025		9	6	6	2
Committee Member Attendance in 2025		100%	97%	93%	100%

Committee Chair	Committee Member	Audit Committee Financial Expert

20 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

The current composition as of March 17, 2026, purpose, duties, and responsibilities of each committee are summarized on the next several pages.

Audit Committee	Meetings in 2025 | 9
All members are independent	Attendance | 100%

Members

● Carlos Sabater (Chair)

● Nchacha Etta

● Sir John Manzoni KCB

● Lewis Von Thaer

Qualifications

● Our Board determined that each member of the Audit Committee is financially literate and qualifies as an “audit committee financial expert,” as defined in SEC rules.

● In addition, each member of the Audit Committee is “independent” under the standards prescribed for audit committee members by NYSE and SEC rules.

Audit Committee Report

Key Responsibilities

● reviews and discusses with management and the independent auditors, and recommends to the Board for approval, KBR’s annual audited financial statements, disclosures made in management’s discussion and analysis of financial condition and results of operations (“MD&A”), KBR’s internal controls report, and the independent auditors’ attestation of the report in KBR’s annual report on Form 10-K;

● reviews and discusses with management and the independent auditors KBR’s quarterly financial statements and MD&A disclosures in KBR’s quarterly reports on Form 10-Q;

● reviews our earnings press releases and use of any non-GAAP financial measures;

● reviews and reports to the Board the scope and results of audits by our principal independent public accountants and our internal auditors;

● reviews and discusses with management and the independent auditors any issues and judgments regarding KBR’s accounting principles and financial statement presentations;

● reviews and discusses with management (including the head of internal audit) and the independent auditors the effectiveness of our system of disclosure controls and internal controls, as well as critical audit matters;

● reviews KBR’s major financial risk exposures and risk management policies;

● reviews and takes appropriate action with respect to any reports concerning legal and regulatory compliance or breaches of fiduciary duty;

● reviews and oversees KBR’s internal audit function;

● engages our independent auditing firm each year, reviews the audit and other professional services rendered by the firm, periodically reviews the firm’s qualifications, performance and independence, and reviews our policy on hiring the firm’s current or former personnel;

● confirms the regular rotation of audit partners as required by law;

● reviews KBR’s processes for identifying related party transactions and approves related party transactions as needed;

● reviews and verifies compliance with our Code of Business Conduct and establishes policies on making exceptions to the code;

● establishes procedures for the confidential and anonymous submission, receipt, retention, and treatment of complaints received by KBR regarding accounting, internal accounting controls, or auditing matters;

● reviews and discusses with management reporting the internal controls, processes and disclosures relating to sustainability, corporate responsibility matters, cybersecurity matters, artificial intelligence and technology risks in coordination with the Sustainability, Technology & Cybersecurity Committee;

● reviews and discusses with management the internal controls, processes and disclosures relating to human capital management, in coordination with the Nominating and Corporate Governance Committee;

● prepares and publishes an annual Audit Committee report, which is included in this proxy statement; and

● meets periodically in separate executive sessions with management (including KBR’s Chief Financial Officer and General Counsel), the internal auditors, and the independent auditors and has such other direct and independent interaction with such persons from time to time as appropriate.

KBR, INC. PROXY STATEMENT | 2026 21

Corporate Governance

Compensation Committee	Meetings in 2025 | 6
All members are independent	Attendance | 97%

Members

● Jack Moore (Chair)

● Joseph Dominguez

● Lynn Dugle

● Lt. General Wendy Masiello, USAF (Ret.)

● Ann Pickard

Qualifications

● Our Board determined that each member of our Compensation Committee is a “non-employee director” as defined in SEC rules.

Compensation Committee Report

Key Responsibilities

● evaluates and advises the Board regarding the compensation policies applicable to our executive officers, including the specific relationship between corporate performance and executive compensation;

● reviews and recommends to the Board the corporate goals and objectives relevant to compensation for the CEO, the CEO’s performance in light of these established goals and objectives, and the CEO’s compensation package based on this evaluation, the results of the most recent Say-on-Pay Vote and other relevant factors;

● reviews the CEO’s recommendations with respect to, and approves, the compensation to be paid to KBR’s other executive officers consistent with the general compensation policies established by the Board and having considered the results of the most recent Say-on-Pay Vote;

● reviews and makes recommendations to the Board with respect to incentive compensation and other stock-based plans and identifies and sets financial and/or non-financial performance related metrics as targets;

● reviews and approves the selection of comparable peer group companies for the purpose of benchmarking CEO and other executive officers’ compensation;

● administers KBR’s incentive compensation and other stock-based plans, including the equity grant policy;

● reviews and discusses with management the “Compensation Discussion and Analysis” and determines whether to recommend to the Board that it be included in KBR’s annual proxy statement or annual report on Form 10-K;

● prepares and publishes an annual executive compensation report, which is included in this proxy statement;

● reviews the risk assessment of KBR’s compensation plans to ensure that the programs do not create risks that are reasonably likely to have a material adverse effect on KBR;

● reviews and approves the creation or revision of any clawback policy allowing KBR to recoup compensation paid to employees, including KBR’s Procedure for the Recovery of Erroneously Awarded Compensation and any other clawback policies adopted to satisfy the minimum clawback requirements adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations thereunder or any other applicable law or securities exchange listing standard, and to oversee the implementation and enforcement of any such clawback policy;

● periodically reviews the compensation paid to non-executive directors and makes recommendations to the Board regarding any adjustments;

● selects an independent compensation consultant or other adviser to assist the committee in its work; and

● approves disclosures and makes recommendations to the Board regarding the disclosures on KBR’s Advisory Vote on Executive Compensation and Advisory Vote on the Frequency of Advisory Votes on the Named Executive Compensation included in KBR’s annual proxy statement.

22 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Nominating and Corporate Governance Committee	Meetings in 2025 | 6
All members are independent	Attendance | 93%

Members

● Lynn Dugle (Chair)

● Jack Moore

● Carlos Sabater

● Huibert Vigeveno

● Lewis Von Thaer

Qualifications

● Our Board determined that each member of our Nominating and Corporate Governance Committee is independent as defined in NYSE listing standards

Key Responsibilities

● develops, implements, and reviews KBR’s corporate governance guidelines;

● develops and implements a process to assess Board and committee effectiveness;

● identifies and evaluates individuals qualified to become Board members, consistent with Board-approved criteria, NYSE listing standards, and other applicable requirements;

● assesses the appropriate mix of skills and characteristics, including a candidate’s integrity, strength of character, judgment, business and other relevant experience, education, areas of expertise and cultural and personal background, required of Board members;

● develops and updates criteria for Board membership and determines the composition of the Board and its committees;

● reviews and makes determinations annually regarding each director’s continuation on the Board, independence status and membership on committees;

● reviews the development and implementation of KBR’s human capital management policies, strategies and goals, including its commitment to the Employee Value Proposition, and discusses with management, as appropriate, their reports regarding the development, implementation and effectiveness of KBR’s policies relating to human capital management;

● reviews and provides general oversight of KBR’s compliance and plans for compliance in light of existing, new and evolving laws, regulations, rule and policies relating to human capital management, and discusses with management and developments that may materially impact KBR’s related major risk exposures, in coordination with the Audit Committee:

● reviews and regularly reports to the Board on succession plans and management development programs for members of executive management and the CEO;

● receives presentations at least annually from, and provide general oversight to, KBR’s Chief People Officer;

● reviews KBR’s public disclosures with respect to human capital management, including those disclosures in KBR’s filings and reports with the U.S. and international regulatory bodies and (in coordination with the Audit Committee) KBR’s disclosure controls and procedures and internal control over financial reporting relating thereto;

● ensures KBR has policies and procedures, and periodically reviews such policies and procedures, to:

● protect KBR’s culture and values;

● ensure fundamental human and workplace rights prohibiting all forms of forced labor and human trafficking; and

● support human capital management, including recruiting, retention, career development, opportunity and advancement, and succession and employment practices;

● reviews and recommends to the Board the Section 16 officer determinations;

● establishes procedures for stockholders to recommend individuals for consideration as possible candidates for election to the Board;

● establishes and maintains a Board action plan to address shareholder activism;

● reviews shareholder proposals submitted for inclusion in KBR’s proxy statement and recommends any responses to the Board;

● determines stock ownership guidelines for KBR’s directors; and

● reviews and recommends ways that KBR can enhance shareholder relations.

KBR, INC. PROXY STATEMENT | 2026 23

Corporate Governance

Sustainability, Technology & Cybersecurity Committee	Meetings in 2025 | 2
All members are independent	Attendance | 100%
Members ● Ann Pickard (Chair) ● Nchacha Etta ● Sir John Manzoni KCB ● Lt. General Wendy Masiello, USAF (Ret.) ● Huibert Vigeveno

Key Responsibilities

● reviews the policies and goals, including processes to ensure KBR (and each of its subsidiaries’) compliance with applicable U.S. and international laws and regulations;

● reviews and provides input to KBR on the management of current and emerging issues with respect to Sustainability, HSSE and Corporate Responsibility;

● oversees the activities of KBR in managing its major risk exposures within these areas;

● reports to the Board on matters affecting KBR within these areas;

● reviews and oversees KBR’s implementation of its strategies with respect to Sustainability, HSSE and Corporate Responsibility, including KBR’s sustainability strategy, including carbon dioxide emission neutrality and other sustainability goals;

● reviews KBR’s public sustainability report and any other applicable public disclosures with respect to Sustainability, HSSE and Corporate Responsibility, including those disclosures in KBR’s filings and reports with U.S. and international regulatory bodies and (in coordination with the Audit Committee), KBR’s disclosure controls and procedures and internal control over financial reporting relating thereto;

● provides oversight of KBR’s compliance and plans for compliance in light of new and evolving laws, regulations, rules and policies relating to climate, sustainability, voluntary carbon credits and offsets and other related matters;

● reviews and oversees KBR’s health, safety and security programs, performance and risk mitigation strategies, including in relation to physical and psychosocial health and safety;

● receives presentations periodically from KBR’s Vice President, HSSE and Corporate Sustainability Officer;

● reviews and discusses with management and the Audit Committee the Corporation’s risks associated with technology, including artificial intelligence;

● periodically reviews, evaluates and makes recommendations to the Board as necessary regarding KBR’s technology and innovation goals and priorities, including KBR’s information technology systems investments, technology and innovation investments (including artificial intelligence), and related planning and decision-making policies and processes;

● reviews with the Audit Committee the adequacy of KBR’s disclosure controls and procedures related to cybersecurity issues;

● reviews with management the state of KBR’s cybersecurity and data privacy program (the “Cybersecurity and Data Privacy Program”), emerging cybersecurity developments and threats, and KBR’s strategy to manage cybersecurity and data privacy risks;

● provides oversight of KBR’s global data privacy and security regulations compliance program and requirements applicable to the data KBR receives, collects, creates, uses, processes and maintains (including personal information and information regarding customers, partners and vendors) and reviews the effectiveness of the systems, controls and procedures used in for KBR’s global data privacy and security regulations compliance program;

● reviews with management KBR’s data security incident response plan and program, both with respect to cybersecurity incidents and information technology system and/or infrastructure disruptions not in connection with a cyberattack or security breach;

● reviews with management and reporting to the Board with respect to any significant cybersecurity or data privacy incident, reports to or from regulators with respect thereto, and root cause and remediation/enhancement efforts with respect thereto;

● reviews and reports to the Board with respect to the budget and resources allocated to cybersecurity and data privacy programs; and

● receives presentations periodically from KBR’s Chief Information Officer and Chief Information Security Officer and such persons from time to time as the members of the Committee deem appropriate.

24 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Enterprise Risk Management

ERM Framework

The KBR Enterprise Risk Management Organization administers a fully integrated, enterprise-wide risk management (“ERM”) framework. The framework enhances business resilience by encouraging uncertainty anticipation and resolution at all levels — from project to enterprise, globally, across all business units. The ERM team reports to the Chief Compliance Officer (who reports to the General Counsel).

The framework is key to enabling global, real-time visibility of KBR’s risk profile, where crucial adjustments are the result of risk-based strategy decisions, which in turn lead to value-added communications to stakeholders. KBR’s ERM mission is essential to growing a successful and sustainable business.

This inter-connected approach is a consistent, scalable, and auditable means for us to identify and manage existing and emerging risks and opportunities, both internal and external, for KBR’s current and future operations, at project, business unit, corporate function, and enterprise levels.

The KBR ERM Framework comprises six phases:

● Identification,

● Assessment,

● Analysis,

● Mitigation,

● Monitoring, and

● Evaluation.

This approach helps leadership see KBR’s changing risk profile and enables informed strategy decisions and adjustments, better communications to stakeholders, and a common focus based on consistent and reliable data.

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Corporate Governance

ERM Program

Risk Management, as one of KBR’s 10 Sustainability Pillars (as described in the section titled “Sustainability and KBR”), is key to driving KBR to sustainable business growth. Our resilience, success, and continued evolution depends on our ability to anticipate and respond to the constantly changing risks in our existing and future operating environments. By rooting ERM principles and practices in our culture and across our operations, we can consistently:

visualize the entire risk landscape	capitalize on opportunities
mitigate threats	create value and predictable outcomes

Every employee is empowered to identify risks and opportunities. Under KBR’s ERM Policy, every risk and opportunity is assigned to an owner, who is accountable for the ongoing management of the risk or opportunity, including the development and implementation of mitigation plans through to successful conclusion.

Risks and opportunities are identified and assessed consistently at the project, business unit, and enterprise levels:

●	Stakeholder and multi-disciplinary subject-matter experts identify risks and opportunities and their owners.
●	Owners develop detailed description, risk window, and applicability. Risks are categorized within the two-tier risk breakdown structure (taxonomy).
●	Owners assess (score) risks and opportunities using a global scoring matrix for probability, commercial impact, schedule impact, reputational impact, and manageability, in three circumstances:

Original	Current	Target
Inherent, unmitigated risk	Residual, mitigated with existing controls and actions	Acceptable position

●	Owners develop responsive action plans, including due dates and action owners.
●	Owners and project/business unit/enterprise ERM focal points regularly review risk/opportunity status, current score, and the effectiveness of action plans.

All risks and opportunities are managed on our cloud-based platform, which provides consistency and real-time data analytics and reporting.

KBR’s Executive Leadership Team (“ELT”) convenes for dedicated risk and opportunity reviews at least three times per year. The outputs are reported to our Board twice per year, and to individual business units and projects on a regular basis. This flow of information facilitates management of risks and opportunities, on an ongoing basis, using the ERM process and tools to provide real time risk-based data.

The ELT review of enterprise risks and opportunities is carried out in the context of the changing risk and opportunity landscape and KBR’s strategy, which is embedded in the process such that strategy and the interconnected risks and opportunities are aligned.

Board Oversight of ERM

Risk oversight is an integral part of the role of KBR’s Board of Directors. KBR’s Board holds discussions regarding risks and opportunities throughout the year.

The outputs from the ERM Program are formally presented to our Board twice per year. The ERM report includes strategic, operational, HSSE, information technology and cybersecurity, financial, geopolitical, sustainability and any new developing areas of risks and opportunities, as well as management’s assessment of their likelihood and impact, the perceived trend for each (whether increasing, decreasing, or stable), and the measures being taken to monitor and manage those risks and opportunities.

26 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

While our Board has overall oversight responsibility for KBR’s ERM Program, various committees of the Board also have the following responsibilities for risk oversight:

EXECUTIVE LEADERSHIP TEAM VIA KBR’S ENTERPRISE RISK MANAGEMENT FRAMEWORK

● Guide all business segments in consistently implementing KBR’s ERM Policy and Framework.

● Report periodically to the Board on KBR’s changing risk profile, enabling risk-based strategy decisions and improved communications to stakeholders.

BOARD OF DIRECTORS

● Reviews periodic risk reports, including strategic, operational, financial, and hazard risks, as well as management’s assessment of their likelihood and impact, the perceived trend for each risk (whether increasing, decreasing or stable), and the measures being taken to monitor and manage those risks.

● Reviews legal and compliance risks.

● Approves project prospects and merger and acquisition prospects exceeding a prescribed amount of expected revenues, after considering related commercial, legal and financial risks, agreement terms, and integration process.

BOARD COMMITTEES

AUDIT COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

● Reviews with management KBR’s significant financial risk exposures, as well as other areas of risk exposure if requested by the Board, and management’s actions to monitor and mitigate those exposures.

● Receives periodic reports about potential exposure areas, including litigation, liquidity and capital resources, financial reporting and disclosures, and regulatory and tax risks.

● Assesses in-depth periodic reports from management regarding ethics and compliance issues, and findings from our risk assessment and control monitoring activities, such as internal controls testing, internal audits, and foreign exchange risk management.

● Conducts private sessions with KBR’s Chief Financial Officer, Chief Accounting Officer, Vice President of Internal Audit, and General Counsel at each regular meeting, and with the independent auditors at each meeting prior to the release of quarterly and annual results.

● Provides a report to the full Board at each regular meeting to ensure the entire Board is informed of matters that the Audit Committee determines warrant full Board discussion.

● Oversees compliance risks related to KBR’s governance structure and policies.

● Reviews succession plans and management development programs for senior executive management to ensure business continuity.

SUSTAINABILITY, TECHNOLOGY & CYBERSECURITY COMMITTEE

● Oversees KBR’s activities in managing its major risk exposures within the sustainability, climate, environment, human capital management, workforce health, safety, and physical security, and corporate responsibility development areas.

● Receives periodic reports from KBR’s Global Sustainability Committee related to these risk exposures and KBR’s efforts to mitigate the potential risks.

● Oversees KBR’s information technology systems
(i.e., processes, policies, controls and procedures) to:

● Identify, assess, and manage risks related to cybersecurity and data privacy;

● Respond to and manage cybersecurity threats, including cybersecurity incidents; and

● Comply with legal and regulatory requirements governing data security and protection.

COMPENSATION COMMITTEE

● Regularly considers whether incentive awards and the related performance goals are aligned with our Code of Business Conduct and do not encourage undue risk-taking.

● Oversees annual compensation risk assessment and, if appropriate, recommends changes to our compensation program to mitigate potential risks.

Our Board has aligned the ERM Program with KBR’s strategic goals, linking risk management to business performance. This robust program quickly identifies and assesses risks, ensuring timely and appropriate responses. Regular evaluations by the Board refine strategies, keeping KBR ahead of emerging risks.

KBR, INC. PROXY STATEMENT | 2026 27

Corporate Governance

Management Succession Planning

As required by our Corporate Governance Guidelines, our Board, with input from the Lead Independent Director, Nominating and Corporate Governance Committee, and Chair of the Board and CEO, regularly reviews KBR’s succession plan and management development programs for all senior management positions. One of the elements that the CEO is evaluated on each year is the robustness of the executive succession plan, including assessment and development of internal candidates for the CEO and top-level executive positions.

The entire Board addresses issues relating to CEO succession planning regularly, and no less than annually, facilitated by the Lead Independent Director. While the Nominating and Corporate Governance Committee performs the initial review of KBR’s succession plans and makes recommendations to the Board as necessary, the entire Board has primary responsibility for CEO succession planning and develops both long-term and contingency plans for this purpose. This process necessarily involves developing and reviewing criteria for the CEO position that reflect KBR’s business strategy and identifying and developing internal candidates or recognizing the need for external candidates, as appropriate.

Board and Committee Evaluations

At the direction of our Nominating and Corporate Governance Committee, we conduct an annual evaluation process to assess the performance of and enhance the overall effectiveness of our Board and its standing committees.

This process begins with our non-executive directors completing questionnaires regarding the performance of our Board as a group and the performance of each Board committee they serve.

The questionnaires cover matters such as:
● the effectiveness of the Board’s or committee’s composition, ● the quality of discussions at meetings, ● the adequacy of the Board’s or committee’s risk assessments, ● Board and committee culture,	● quality of engagement with management and other directors, ● access to information and management support, ● coordination among committees, ● areas of contribution, and ● areas for further development.

The Nominating and Corporate Governance Committee presents the results of the questionnaires, which are compiled anonymously, to our Board and committees at regularly scheduled meetings. The Board and each committee discuss the results and findings of the questionnaires and identify areas for future focus or continued improvement.

As a result of this evaluation process, the Board and Board committees instituted several enhancements, including to:
● committee composition, ● Board processes, ● Board succession planning,	● meeting agendas, ● director education, and ● other resources.

These changes have also allowed more time for discussion, debate, and detailed reviews of key risk areas and opportunities, which drives strategic priorities and facilitates stronger governance and oversight. They have also sharpened the focus on strategic trends for KBR and augmented the Board’s engagement and interaction with senior management and emerging talent within KBR.

28 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Board Refreshment

Process for Selecting New Directors

The Board has delegated to the Nominating and Corporate Governance Committee the duty of selecting and recommending prospective nominees to the Board for approval. The Nominating and Corporate Governance Committee considers suggestions of candidates made by current committee and Board members, KBR management, and stockholders. The Committee also may retain an independent executive search firm to identify candidates for consideration. Stockholders may suggest candidates for nomination by contacting the Nominating and Corporate Governance Committee in the manner provided under the section titled “How to Contact the Board.” Candidates suggested by stockholders will be evaluated through the same process as candidates identified by the Nominating and Corporate Governance Committee, the Board, and KBR management.

Board NOMINATION PROCESS

1 IDENTIFY CANDIDATE	The Committee considers suggestions made by current committee and Board members, KBR management, stockholders, and executive search firms.
2 PRELIMINARY REVIEW OF CANDIDATE INFORMATION

The Committee reviews information provided by the endorser and the committee’s (and other Board members’) knowledge of the candidate to determine whether to carry out a full evaluation. This preliminary determination is based on the need for additional Board members (or for directors with particular skills or experience) and assesses the likelihood that the candidate will meet the Board membership criteria listed below.

3 EXTERNAL REPORT BY EXECUTIVE SEARCH FIRM

If a candidate warrants additional consideration, the Nominating and Corporate Governance Committee may request an independent executive search firm to gather information about the candidate’s background, experience, and reputation, and to report its findings to the committee. After reviewing that report, the committee then determines whether to interview the candidate.

4 INTERVIEW WITH CANDIDATE	Interviews are carried out by one or more members of the committee and others as appropriate.
5 COMMITTEE RECOMMENDATION	Once the evaluation and interview are completed, the committee provides feedback and recommendations to the Board. The Board makes a determination of nominees after reviewing that input.

Director Qualifications

Candidates nominated for election or re-election to the Board of Directors should possess the following qualifications:

● the highest personal and professional ethics, integrity, and values

● an inquiring and independent mind

● practical wisdom and mature judgment

● broad training and experience at the policy-making level in business, government, or technology

● expertise that is useful to KBR and complementary to the background and experience of other board members

● willingness to devote the required amount of time to carrying out the duties and responsibilities of board membership

● commitment to service on the board for several years to develop knowledge about KBR’s principal operations

● willingness to represent the best interests of all stockholders and objectively appraise management performance

● involvement only in activities or interests that do not create a conflict with a director’s responsibilities to KBR and our stockholders

The Nominating and Corporate Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the needs of the Board at a given point in time. These criteria are periodically reviewed and updated. The Nominating and Corporate Governance Committee may consider business and other relevant experience, education, areas of expertise, and cultural and personal background when evaluating individual candidates.

KBR, INC. PROXY STATEMENT | 2026 29

Corporate Governance

Stockholder Engagement

We actively engage with our investors throughout the year. Senior executives meet with analysts and investors at our Investor Days and host Investor Calls, and our Corporate Secretary reaches out to our largest 25 investors twice a year.

YEAR-ROUND Stockholder engagement IN 2025

WE CONTACTED OR MET WITH INVESTORS REPRESENTING	TYPES OF ENGAGEMENT	TOPICS DISCUSSED

● We biannually invite our largest 25 investors
to discuss agenda items for the annual meeting, topics to consider for the next proxy season, and any other items that interest them.

● We regularly report our investors’ views to our Board of Directors. Our Compensation Committee considers these views when developing our executive compensation program, and our Sustainability, Technology & Cybersecurity Committee considers these views when reviewing our sustainability goals and progress.

● We engage through quarterly conference calls, our investor relations website, and individual meetings and calls.

● governance and financial performance of the company

● our executive compensation program, the say-on-pay proposal, and other agenda items for the annual meeting, as well as say-on-pay results and actions to be taken after our annual meeting

● environmental, social, and governance matters

● recent and upcoming improvements in our proxy statement and sustainability report disclosures

Director Orientation and Education

During director orientation, our new directors typically meet with the rest of our Board and senior executives before attending their first Board and committee meetings. These preliminary meetings ensure that our new directors are well-informed about KBR’s current matters in addition to the broad scope of our businesses. Our new directors also visit project sites and attend town hall meetings to gain more in-depth knowledge of our business practices, including Zero Harm.

Continuing education for our directors is both important and necessary due to the fast pace at which business and technology are evolving.

Generally, every quarter our Board is presented with an educational program.	RECENT EDUCATIONAL PROGRAM TOPICS • cybersecurity • data protection • data privacy • digitalization • internal controls • governance • sustainability • workplace culture
In addition, our directors participate in continuing education outside KBR (at KBR’s expense) covering a wide range of topics.	CONTINUING EDUCATION TOPICS • audit matters • board effectiveness cybersecurity board governance • finance • strategy and innovation

30 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Board Practices and Procedures

Attendance at Meetings

Board members are expected to make every effort to attend the meetings of the Board and the committees of the Board on which they serve, as well as annual stockholder meetings. KBR’s directors attended 92% of the aggregate of all meetings of the Board and all meetings of each of the six standing committees in existence during 2025 (there are now four standing committees following the dissolution of the Cybersecurity Committee and Sustainability & Corporate Responsibility Committee and establishment of the new Sustainability, Technology & Cybersecurity Committee in their place in August 2025). All our current directors attended our 2025 Annual Meeting of Stockholders except for Messrs. Vigeveno and Von Thaer, who joined our Board of Directors after the 2025 Annual Meeting of Stockholders was held.

92%	ATTENDANCE AT ALL BOARD AND COMMITTEE MEETINGS
100%	ATTENDANCE AT OUR 2025 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors meets each year immediately following the Annual Meeting of Stockholders and at least four other times per year. Additional regular meetings are scheduled as needed, and special meetings may be called by the Chair of the Board, Lead Independent Director, the Chief Executive Officer, the President, the Corporate Secretary, or a majority of the directors in office. KBR’s Bylaws permit action to be taken without a meeting if all members of the Board consent to such action in writing or by electronic transmission. During 2025, the Board of Directors held six regular meetings, one of which was conducted virtually, and two special meetings, both of which were conducted virtually. The Chair of the Board presides at all Board meetings.

During regular Board meetings, KBR’s independent non-executive directors meet in scheduled executive sessions, which prior to May 14, 2025, were presided over by our former independent, non-executive Chair of the Board, and thereafter are presided over by our Lead Independent Director. During 2025, the non-executive directors met without management five times during regular Board meetings.

Retirement Policy

Non-management directors may not seek re-election once they reach the age of 75; however, this retirement age may be extended under special circumstances if the Board deems it to be in the best interest of KBR.

Any director who retires from their principal current employment or experiences a material change to their employment status shall promptly notify the Board and offer to tender a letter of resignation to the Board, which shall only be effective if the Board accepts the resignation. On June 6, 2025, Mr. Etta notified the Chair of the Board that he resigned from his position as Executive Vice President, Chief Financial Officer of Omnicell, Inc. On September 8, 2025, Mr. Vigeveno notified the Chair of the Board that he accepted the role of Group Chief Executive Officer of MET Group effective January 1, 2026. Messrs. Etta and Vigeveno both offered to tender their resignation in accordance with the Board’s Corporate Governance Guidelines. The Board considered Messrs. Etta and Vigeveno’s experience, background and contributions as directors on the Board and approved the recommendations of the Nominating and Corporate Governance Committee to reject their offered resignations.

Management directors must retire from the Board at the same time they leave employment with KBR unless the Board approves continued service as a director.

Service on Other Boards

KBR directors may not serve on the boards of directors of more than three other publicly held companies or investment companies. In addition, directors serving on the KBR Audit Committee may not serve on the audit committees of more than two other public companies. Directors must advise the chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on another board.

Anti-Hedging Policy

Our anti-hedging policy prohibits all directors, employees, and agents from speculative trading in our securities; engaging in hedging transactions using our securities; “short selling” our securities; and trading derivative securities, such as put options, call options, swaps, or collars related to our securities.

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Corporate Governance

Trading in Company Securities

We have adopted a trading in company securities policy governing the purchase, sale, and other dispositions of securities of the Company by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations. Our trading in company securities policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. The foregoing summary of our trading in company securities policies and procedures does not purport to be complete and is qualified by reference to our KBR, Inc. Policy on Trading in Company Securities filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended January 3, 2025, and incorporated by reference herein.

Corporate Governance Materials

To ensure that our stockholders have access to our governing documents, we provide copies of our Code of Business Conduct, Corporate Governance Guidelines, and the charters of each of our standing Board committees on our website, and copies will be provided to any stockholder who requests them by writing to our Investor Relations Department:

ONLINE	kbr.com/en/who-we-are/our-company/code-business-conduct kbr.com/en/who-we-are/our-company/corporate-governance	BY MAIL	KBR, Inc. Attn: Investor Relations Dept. 601 Jefferson Street, Suite 3400 Houston, Texas 77002

Our Code of Business Conduct applies to all directors, officers, and employees of KBR, and all employees of KBR’s agents. KBR intends to satisfy SEC disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Business Conduct by posting such information on our website.

How to Contact the Board

KBR invites stockholders and other interested parties to communicate with the Audit Committee and the Board of Directors. Concerns may be reported anonymously or confidentially via the KBR Ethics Hotline:

ONLINE	KBR Ethics Hotline ethics.kbr.com	BY PHONE	1 (800) 461-9330 (instructions for dialing internationally are provided on the ethics.kbr.com homepage)

You may communicate with our Board of Directors, the non-executive directors, or any Board committee:
BY MAIL	Board of Directors c/o Director of Business Conduct KBR, Inc. P.O. Box 3406 Houston, Texas 77253-3406	BY EMAIL	fhoukbrbod@kbr.com

Our Director of Business Conduct reviews all communications directed to the Audit Committee and the Board of Directors. The Chair of the Audit Committee is promptly notified of any significant communication involving accounting, internal controls, auditing matters, or similar issues. Communications addressed to a named director are promptly sent to the director.

Communications directed to the non-executive directors are reported to the Lead Independent Director. Communications relating to suggestions for director candidates to be considered and evaluated by the Nominating and Corporate Governance Committee are promptly sent to the Chair of the Nominating and Corporate Governance Committee. See the section titled “Board Refreshment” for more information regarding the process for selecting new directors and the qualifications director candidates should possess. A report summarizing the significant communications is submitted to the Board of Directors quarterly, and copies of communications are available for review by any director, except that those items addressed to the non-executive directors are not available to executive directors.

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Corporate Governance

Director Compensation

The annual compensation for our non-executive Directors is shown below. Our Compensation Committee reviews the competitiveness of the compensation paid to our non-executive Directors at least annually. The results of the most recent review were presented to our Board in May 2025, and adjustments were made following this review to bring KBR’s average non-executive director compensation closer to the median of compensation paid by our peers. The annual cash retainer increased from $120,000 to $125,000, effective from the second quarter of 2025, on a prorated basis, and for each subsequent calendar year. The annual equity grant value increased from $170,000 to $175,000 beginning in 2025 and for each subsequent calendar year.

Mr. Bradie does not receive any additional compensation for serving on our Board.

Non-Employee Director Annual Compensation	Non-Employee Director Compensation for Board Service	Annual Compensation ($)
	Cash Retainer(1)	125,000
	Equity Grant(2)	175,000
	Additional for Non-Executive Chair of the Board(3)	200,000
	Additional for Lead Independent Director	45,000
	Additional for Committee Service	Chair
	Audit Committee	25,000
	Compensation Committee	20,000
	Nominating and Corporate Governance Committee(4)	20,000
	Sustainability, Technology & Cybersecurity Committee	20,000

(1)	Quarterly cash payments made prior to the end of each quarter.
(2)	Annual grant of restricted stock units that vest in full after six months. The number of restricted stock units awarded each non-employee director is equal to $175,000 divided by the closing price of our common stock on the date of grant (rounded up to the next whole share). The annual equity grant is made under the Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan (“KBR Stock and Incentive Plan”).
(3)	The additional cash retainer for service as a non-executive Chair of the Board is not currently applicable but did apply through the second quarter of 2025.
(4)	If a non-executive Chair of the Board or Lead Independent Director were to concurrently serve as the Chair of the Nominating and Corporate Governance Committee, there would be no additional annual retainer for the Nominating and Corporate Governance Committee Chair.

KBR’s nonqualified elective deferral plan for non-executive Directors permits non-executive Directors to make an annual election to defer payment of some or all of their cash retainers and equity compensation for the following year. The non-executive Directors also have the option to elect to have their cash compensation converted to RSUs. For the 2025 plan year, Ms. Dugle elected to defer 100% of her equity compensation into the plan.

KBR, INC. PROXY STATEMENT | 2026 33

Corporate Governance

The following table sets forth certain information with respect to KBR’s compensation for non-executive directors during the fiscal year ended January 2, 2026.

			Change in Pension Value and
	Fees Earned or	Stock	Nonqualified Deferred	All Other
	Paid in Cash(2)	Awards(3)	Compensation Earnings(4)	Compensation(5)	Total
Name(1)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)
Joseph Dominguez	123,750	175,075	—	150	298,975
Lynn A. Dugle	143,750	175,075	—	—	318,825
Nchacha E. Etta	123,750	175,075	—	—	298,825
Lester L. Lyles	161,250	170,029	—	150	331,429
John A. Manzoni	123,750	175,075	—	—	298,825
Wendy M. Masiello	172,500	175,075	—	—	347,575
Jack B. Moore	143,750	175,075	—	1,623	320,448
Ann D. Pickard	143,750	175,075	—	1,406	320,231
Carlos A. Sabater	148,750	175,075	—	1,490	325,315
Huibert H. Vigeveno	62,500	175,016		—	237,516
Lewis F. Von Thaer	93,750	175,087		—	268,837

(1)	Directors who were also full-time officers or employees of KBR received no additional compensation for serving as directors.
(2)	The amounts in column (b) reflect fees earned in 2025, including fees that may have been deferred into the KBR Non-Employee Directors Elective Deferral Plan. Messrs. Von Thaer and Vigeveno joined the Board of Directors in May and August 2025, respectively, so they did not earn cash retainers for the full year.
(3)	The amounts in column (c) represent the grant date fair value of awards granted in 2025 pursuant to the KBR Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, “Stock Compensation.” Assumptions used in the calculation of these amounts are described in note 1 under “Significant Accounting Policies” and note 18 under “Share-based Compensation and Incentive Plans” of our audited financial statements included in our annual report on Form 10-K for the fiscal year ended January 2, 2026. Dividends paid on the stock awards are not reported separately in this table because they are already factored into the grant date fair value. Except for Mr. Vigeveno, all directors were fully vested in their restricted stock units at the end of 2025 because their annual equity awards equal to $170,000 granted on February 27, 2025, vested in full on August 27, 2025, or with respect to Mr. Von Thaer, granted on May 14, 2025, vested on November 14, 2025, and their additional annual equity awards granted on May 19, 2025, to reflect the $5,000 increase to their annual equity award approved in May 2025 vested on November 19, 2025. Mr. Vigeveno’s annual equity award, which was equal to the adjusted annual equity award of $175,000, was granted on August 5, 2025, and vested in full on February 5, 2026.
(4)	The aggregate earnings on nonqualified deferred compensation in General Lyles’s cash retainer account under the KBR Non-Employee Directors Elective Deferral Plan did not exceed the aggregate earnings that would have been earned using 120% of the applicable Federal long-term rate, so no above-market or preferential earnings are reported as compensation in 2025 for General Lyles in column (d).
(5)	The amounts in column (e) reflect the reimbursement in 2025 of the taxes associated with the payments of travel expenses for spouses to accompany the Directors to one board meeting in 2024. There were no travel expenses for spouses in 2025.

Director Stock Ownership Guidelines

Our Board of Directors established stock ownership guidelines for the non-executive directors to link their financial interests with those of KBR’s stockholders. Non-executive directors are required to own KBR stock in an amount equal to five times the annual cash retainer within five years of joining the Board of Directors. As shown below, all of our non-executive directors who have served at least five years are in compliance with the stock ownership guidelines.

Stock Ownership with Respect to Stock Ownership Guidelines as of 3/2/2026

34 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Certain Relationships and Related Transactions

We perform many of our projects through incorporated and unincorporated joint ventures. In addition to participating as a joint venture partner, we often provide engineering, procurement, construction, operations, or maintenance services to the joint venture as a subcontractor. Where we provide services to a joint venture that we control and therefore consolidate for financial reporting purposes, we eliminate intercompany revenues and expenses on such transactions. In situations where we account for our interest in the joint venture under the equity method of accounting, we do not eliminate any portion of our subcontractor revenues or expenses; however, we recognize profit on our subcontractor scope of work up to, but not in excess of, the joint venture’s percent complete on its scope of work. We recognize revenue over time on our services provided to joint ventures that we consolidate and our services provided to joint ventures that we record under the equity method of accounting.

Related Person Policies

Our Board of Directors has adopted a policy requiring approval of any transactions involving our directors, executive officers, nominees for director, any person who is known to be the beneficial owner of more than 5% of any class of KBR’s voting securities, and any of their respective immediate family members. This policy covers transactions, arrangements, or relationships or any series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which:

(1)	KBR (including any of our subsidiaries) is or will be a participant,
(2)	the aggregate amount involved exceeds $120,000 in any calendar year, and
(3)	any related person had, has or will have a direct or indirect interest (other than solely as a result of being a director or holding less than a 10% beneficial ownership interest in another entity), and which is required by SEC rules to be disclosed in our public filings.

The Board of Directors will only approve a transaction with related persons when the Board determines such transaction is in the best interests of KBR or our stockholders. In determining whether to approve or ratify a related person transaction, the Board of Directors will consider the following factors and such other factors as it deems appropriate:

●	whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	whether the transaction is material to KBR or the related person;
●	the role the related person has played in arranging the related person transaction;
●	the structure of the related person transaction;
●	the extent of the related person’s interest in the transaction;
●	whether there are alternative sources for the subject of the transaction;
●	the business reason(s) for entering into the transaction;
●	whether the transaction would impair the independence of an otherwise independent director; and
●	whether the transaction would present an improper conflict of interest for any director or executive officer of KBR.

There were no related-person transactions identified for fiscal year 2025.

KBR, INC. PROXY STATEMENT | 2026 35

Corporate Governance

Executive Officers

The following biographical information with respect to each of KBR’s executive officers is current as of March 17, 2026. For information about Stuart J. B. Bradie, our President and Chief Executive Officer, see his biography in “Nominees for Director.”

Gregory S. Conlon	Joined KBR in 2016
Age 57 Executive Vice President and Chief Digital and Development Officer

Career Highlights

KBR, Inc.

●

Executive Vice President and Chief Digital and Development Officer (January 2019 to present)

●

Executive Vice President and Chief Development Officer, responsible for Strategy, Global Business Development, Marketing, and Mergers & Acquisition

●

President, Asisa-Pacific (“APAC”), responsible for Engineering & Constructions (“E&C”) and Government Services (“GS”) in this region

●

President, E&C APAC

WorleyParsons

●

Executive Vice President, leading business development globally for the WorleyParsons Services business line, the largest business within WorleyParsons

Other Professional Experience

●

Has over 25 years of experience in the E&C business, with global experiences across a range of subsectors from hydrocarbons to specialist infrastructure

●

Various positions in the energy and resources sectors in Australia, Canada, China, Indonesia, Singapore, Thailand, and the United Kingdom

Education

●

B.S. in Mechanical Engineering, Royal Melbourne Institute of Technology

Shad E. Evans	Joined KBR in 2018
Age 48 Executive Vice President and Chief Financial Officer

Career Highlights

KBR, Inc.

●

Executive Vice President and Chief Financial Officer (January 2026 to present)

●

Senior Vice President of Financial Operations

●

Senior Vice President and Chief Financial Officer of Sustainable Technology Solutions

●

Senior Vice President of Finance Operations and Chief Accounting Officer

●

Chief Financial Officer of Technology Solutions

Leidos Holdings, Inc.

●

Vice President, Finance and Business Operations Security Detection and Automation

Education

●

M.B.A. in Finance, University of San Diego

●

B.S. in Accounting, San Diego State University-California State University

Sonia Galindo	Joined KBR in 2021
Age 57 Executive Vice President, General Counsel and Corporate Secretary

Career Highlights

KBR, Inc.

●

Executive Vice President, General Counsel and Corporate Secretary (November 2021 to present)

FLIR Systems, Inc. (now, Teledyne FLIR LLC, a subsidiary of Teledyne Technologies)

●

Senior Vice President, General Counsel, Secretary and Chief Ethics and Compliance Officer

Rosetta Stone Inc.

●

General Counsel and Corporate Secretary

Other Professional Experience

●

Various positions in the public and private sector, including at:

●

U.S. Securities and Exchange Commission

●

Bill & Melinda Gates Foundation

●

Keurig Green Mountain, Inc.

●

McCormick & Company Inc.

Education

●

J.D., University of Illinois Chicago School of Law (formerly John Marshall Law School)

●

B.A. in Economics and Managements, Hood College for Women

36 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Douglas S. Hill	Joined KBR in 2017
Age 59 President, Readiness and Sustainment

Career Highlights

KBR, Inc.

●

President, Readiness and Sustainment
(May 2025 to present)

●

Served in multiple executive level operational leadership positions within the Readiness and Sustainment business unit

Honeywell

●

Served in multiple operational program management and functional leadership roles within finance and business development, supporting the government services business in the Aerospace and Defense business unit

●

Business Analyst in the Middle East, supporting Desert Storm operations and foreign military sales

Education ● B.S. in Business Management, Towson University

J. Jay Ibrahim	Joined KBR in 2015
Age 65 President, Sustainable Technology Solutions

Career Highlights

KBR, Inc.

●

President, Sustainable Technology Solutions (June 2020 to present)

●

President, Energy Solutions — Services

●

President, Europe, Middle East and Africa (“EMEA”) and APAC, responsible for E&C and GS

●

President, EMEA, responsible for E&C and GS

●

President, E&C EMEA

Other Professional Experience

●

Has a wealth of senior experience developing and expanding client relationships within the energy, infrastructure, and government services sectors, with a focus on sustainability and energy transition

Other Professional Experience (cont’d)

●

Has over 30 years of E&C and GS experience in both domestic and international markets, having served in a variety of engineering, project management, business development, and business management roles for KBR and previously Parsons E&C/WorleyParsons

Education

●

Diploma in Advanced Management, Harvard University

●

M.S. in Mechanical Engineering, Wichita State University

●

B.S. in Mechanical Engineering, Wichita State University

KBR, INC. PROXY STATEMENT | 2026 37

Corporate Governance

Mark D. Kavanaugh	Joined KBR in 2016
Age 66 President

Career Highlights

KBR, Inc.

●

President, leading most functional areas of Mission Technology Solutions (“MTS”)
(February 2026 to present)

●

President, Defense, Intel and Space, overseeing the Science and Space, National Security Solutions, and Defense and Technology Solutions portfolios within the MTS business segment (May 2025 to February 2026)

●

Senior Vice President, Defense and Technology Solutions

•

Vice President of the Acquisition Engineering division of the Engineering Group

BAE Systems

●

Director of Combat and Expeditionary Programs, Warfare Business Group

Booz Allen Hamilton

●

Senior Associate, leading the Navy and USMC Counter Improvised Explosive Ordnance Program and business development

U.S. Navy

●

Naval Sea Systems Command Major Program Manager

●

Explosive Ordnance Disposal Officer

•

Received the Department of Navy Packard Award for Acquisition Excellence, while leading the Joint Electronic Warfare Counter IED Program

Education

●

Certified Level III DAWIA Program Manager

●

Graduate of KBR’s Global Leadership Development Program

●

M.S. in National Resource Strategy (distinguished graduate), the National Defense University

●

B.S. in Industrial Management, Georgia Institute of Technology

Jenni C. Myles	Joined KBR in 2020
Age 58 Executive Vice President, Chief People Officer

Career Highlights

KBR, Inc.

•

Executive Vice President, Chief People Officer (May 2020 to present)

G4S

•

Group HR Director and core member of the Group Executive Committee

•

Chief HR Officer, Americas Region

•

Director of HR & Employee Engagement

Other Professional Experience

•

Various employee relations and human resources management roles at:

•

KPMG

•

Northern Foods

•

Ford Motor Company

Education

•

Fellow of the Chartered Institute of Personnel & Development

•

L.L.B. (Hons), University of Glasgow

38 2026 | KBR, INC. PROXY STATEMENT

Corporate Governance

Mark W. Sopp	Joined KBR in 2017
Age 60 Executive Vice President, Strategic Transactions and Interim Chief Executive Officer of Mission Technology Solutions

Career Highlights

KBR, Inc.

•

Executive Vice President, Strategic Transactions and Interim Chief Executive Officer of Mission Technology Solutions, recognizing ongoing transition leadership and granting full authority to drive strategic initiatives and organizational transformation (February 2026 to present)

•

Executive Vice President, Strategic Transactions, overseeing the team responsible for successfully spinning off KBR’s Mission Technology Solutions segment (January 2026 to February 2026)

•

Executive Vice President, Chief Financial Officer

Leidos Holdings, Inc. (formerly known as Science Applications International Corporation (SAIC))

•

Chief Financial Officer and Executive
Vice President

Titan Corporation

•

Various executive positions

Other Professional Experience

•

Also involved in government contracting and commercial business areas

Education

•

Completed the Executive Program, the Anderson School at UCLA

•

B.S. in Accounting, New Mexico State University

Jennefer T. Taylor	Joined KBR in 2019
Age 39 Vice President, Chief Accounting Officer

Career Highlights

KBR, Inc.

•

Vice President, Chief Accounting Officer (August 2025 to present)

•

Senior Director, Global Controller

•

Senior Director of SEC Reporting, Consolidations, Technical Accounting, and Internal Controls

•

Director of SEC Reporting and Consolidations

•

Senior Manager, Technical Accounting

PricewaterhouseCoopers LLP

•

Senior Manager in the Audit Practice

Education

•

Certified Public Accountant, State of Texas

•

M.S. in Accountancy, University of Houston

•

B.B.A. in Accounting and Finance, University of Houston

KBR, INC. PROXY STATEMENT | 2026 39

Sustainability and KBR

Our Vision

Our Vision: To create a safer, more secure, and sustainable world

Building on our strong legacy as leaders in science, technology, and engineering, we are uniquely positioned to deliver world-class solutions to help our customers build a safer, more secure, and sustainable world. Our One KBR Values underpin that mission and guide our governance, business practices, and behaviors. KBR’s Code of Business Conduct and other key policies including our Global Sustainability Policy, Global Human Rights Policy, and Global Environmental Policy define our intentions for preserving our planet and advancing society while pursuing business growth.

Our Sustainability Pillars — ten key areas of focus across our company spanning people, the planet, and governance — are the foundation of our sustainability efforts and closely correspond with the United Nations’ (“UN”) Sustainable Development Goals (“SDGs”). As signatories to the UN Global Compact, we are committed to ensuring that our business is firmly aligned with SDG principles and that they serve as the benchmark for accomplishing our sustainability goals.

40 2026 | KBR, INC. PROXY STATEMENT

Sustainability and KBR

Our Sustainability Pillars and Focus Areas within
Each Topic

Sustainability Pillars	Focus Areas	Related UN Sustainable Development Goals

PEOPLE
Total Inclusion	● Belong Connect Grow ● Cybersecurity and data privacy ● Global human rights
Health, Safety & Security	● Physical and mental health and well-being
Community Engagement	● Corporate giving ● Donate/charity ● Volunteering ● Project social impact and value ● Project community engagement

PLANET
Cleaner Planet	● Net Zero and emissions reduction plans ● Natural capital ● Water quality ● Air quality ● Ground quality
Recycle/Reuse	● Circular economy ● Waste/reduction ● Biodiversity
Efficient Energy	● Energy Efficiency
Sustainable Travel	● Efficient and sustainable travel

PRINCIPLED GOVERNANCE
Risk Management	● Embedding sustainable and climate risk
Governance	● Business integrity (our Code of Business Ethics)
Supply Partners	● Sustainable supply chain management

KBR, INC. PROXY STATEMENT | 2026 41

Sustainability and KBR

Our Impact

Our commitment to supporting resilient and sustainable growth starts from the very highest level of our organization with the Sustainability, Technology and Cybersecurity Committee of the Board providing oversight of the policies and procedures that guide the organization. Our Board oversees the broader management system that shapes how we operate responsibly, ensuring that our governance, controls and processes support ethical, sustainable and effective business practices across the organization.

In support of this governance framework, the organization is guided by a suite of core principles and procedures that set clear expectations for ethical and sustainable practices. These include our Code of Business Conduct, Global Sustainability Policy, Global Environmental Policy, Global Human Rights policy and related procedures. Together they shape our business practices and behaviors outlining our intentions for preserving our planet and contributing positively to society.

Building on this foundation, we reinforce accountability through clear, measurable performance expectations. Our topline KPIs, aligned to our Sustainability Pillars, are integrated into our short-term incentive plan for key executives, ensuring sustainability performance directly influences our leadership outcomes.

To further support credibility, transparency and consistency in our sustainability reporting, we publicly submit standardized data and performance metrics to leading, globally recognized frameworks and standards. These include: International Financial Reporting Standards (IFRS) and International Sustainability Standards Board (ISSB), Climate Disclosure Project (CDP), EcoVadis, Science Based Targets initiative (SBTi), Global Reporting Index (GRI) and the U.N. Global Compact. We also regularly and formally engage with our key stakeholder groups for continuous improvement.

Environmental Impact

Measuring and managing our environmental impacts, including energy consumption, waste generation, water use and the emissions associated with energy sources within our sphere of influence (including relevant scope 3 categories) helps ensure we provide robust, comparable data to our stakeholders. Tracking these indicators against recognized standards such as CDP and the SBTi strengthens credibility of our disclosures and validates our progress towards our net zero goals. This approach aligns our environmental performance with shareholder and client expectations for transparent, science aligned and independently assessed sustainability outcomes.

Building on this commitment, we continue to invest in innovative sustainable solutions that help our customers advance their own decarbonization and circular-economy objectives. Our investments span a range of emerging and scalable technologies, including plastics recycling, cleaner battery solutions, green hydrogen and ammonia, clean refining and aviation fuel. We continue to expand our offerings in sustainable infrastructure, estate modernization, and broader sustainability consulting, supporting customers as they transition to efficient, lower-carbon, more resilient, future ready business models.

42 2026 | KBR, INC. PROXY STATEMENT

Sustainability and KBR

People Strategy

Social Impact

Our social pillars provide the framework for the key elements of our social impact. At their core, they focus on what matters most, our people. They guide how we safeguard health and safety, foster a fully inclusive environment where everyone can thrive, and create opportunities for employees to support and give back to the communities in which we operate.

Being a good corporate citizen is essential to who we are, and we work hard to contribute positively to the places we live and work. Our people play an active role in these communities through charitable giving and outreach efforts, supported by initiatives that have enabled KBR to contribute more than $20 million to charitable causes worldwide since 2007. KBR’s 19th annual charity golf tournament at the Clubs of Kingwood in Texas raised over $1.5 million for charities in 2025. Since 2007, the KBR Charity Golf Tournament has raised more than $13.2 million for local and national nonprofits.

Complementing these efforts, KBR One Ocean, our global education and outreach program that inspires students to protect and restore our oceans, is now active in 25 schools across Saudi Arabia, six in the U.K., expanding into new schools in Australia, and running for six years in Singapore. The program is also extending its reach by engaging local Scouting and Guiding groups, further strengthening KBR’s role as a responsible global citizen and deepening our connection to the communities where we live and work.

Human Capital Management

Every day, the people of KBR help solve some of the world’s most challenging scientific, technological and engineering problems. From our promising new interns to world-renowned experts, this Team of Teams delivers for our customers, so in turn, we put them first. At the end of fiscal 2025, we employed approximately 36,000 people performing multi-faceted, complex and mission critical roles in over 28 countries. In addition, our unconsolidated joint ventures employ approximately 9,000 employees.

KBR, INC. PROXY STATEMENT | 2026 43

Sustainability and KBR

Our Employee Value Proposition (“EVP”) is the unique set of experiences and offerings that help differentiate KBR from other competitors for our employees’ time and talents and describes in practical terms how we put our people first.

Purpose & Values

At the center of our EVP is Purpose, because at KBR, we do work that matters, helping to solve the great challenges of our time while striving to create a secure, safer and more sustainable world. Our vision is to bring together the best and brightest employees to deliver technology and solutions that help our customers accomplish their most critical missions and objectives, and this important work enables us to attract and retain some of the world’s best talent, who thrive in this purposeful environment.

Our Values unite us across global cultures, guiding our behavior and decision making throughout KBR.

44 2026 | KBR, INC. PROXY STATEMENT

Sustainability and KBR

We have embedded our values in our business processes, established them as a foundation for our learning and development activities and regularly celebrate employees who epitomize our values-led behavior. While our One KBR Values unite us, as a global business operating in distinct markets and environments, we recognize and respect that our cultures are different. Acknowledging these differences, our ethos weaves a golden thread through KBR. Our employees take enormous pride in being part of an organization with a philosophical, practical and proven commitment to fostering an environment in which our people can belong, connect and grow.

HEALTH AND SAFETY	ETHICS AND COMPLIANCE

We are subject to numerous worker health and safety laws and regulations across the globe. Our commitment to the health and safety of each employee as well as anyone we work with is the foundation of our Zero Harm culture. We know that our employees’ willingness to implement each commitment into their daily work tasks is vital to our operations and has contributed to our industry-leading safety performance among our customers, partners and peers.

The six core processes that comprise our Transactional Health, Safety, Security, Environmental (“HSSE”) Management that lead to Transformational Leadership are non-negotiable KBR safety standards that are required to be observed and followed by employees and contractors at all locations and projects. By requiring our employees to personally internalize and adhere to these standards, we aim to safeguard our individual health and safety and the well-being of all those around us.

We provide the tools our people need to achieve the mindset of 24/7 Zero Harm such as our Courage to Care Conversation program, which is instrumental in developing a continual awareness of unsafe acts through observation, intervention and conversation. The goal of the Courage to Care Conversation is to continuously evaluate the work environment and to focus on people and their actions.

Thanks to our people's commitment to our Zero Harm culture, we recorded another consecutive year of industry-leading HSSE performance, with a total recordable incident rate of 0.033.

Our Journey to Zero Harm has allowed us to create a company culture where safe execution is non-negotiable and people take responsibility and accountability. When it comes to safety, we strive for one number: Zero.

KBR's ethics and our Code of Business Conduct (the “Code”) are rooted in our values and provide the standards and support to help us successfully navigate issues, make the right decisions, and conduct our business with the integrity that reflects our heritage and ethical reputation. Additionally, our Code is essential to how we as a Team of Teams interact with the world around us and to our success.

We believe that an ethical culture, where employees are treated fairly, respectfully and without favoritism, is key to employee satisfaction and retention. We promote a speak-up culture where employees are comfortable making reports of possible unethical behavior and workplace issues. The Business Integrity Team provides an easy to access Ethics Hotline and numerous other channels for employees to receive advice, confidentially or anonymously, on ethical or other inquiries. Employees speaking up and reporting issues enable us to address and remediate these issues early and effectively while instilling confidence that employee concerns are heard and addressed.

Retaliation undermines a speak-up culture and is not tolerated. Our Code and our Business Integrity program set forth our anti-retaliation commitment, which is reinforced in our communications and our annual Ethics training. To further convey to the workforce that reports of unethical behavior are investigated and remediated, the Ethics training incorporates examples of past misconduct incidents.

Career

As well as providing meaningful work from day one, our employees and job applicants are attracted to KBR because of the opportunity to develop personally and reach their full potential. Providing the opportunity to ‘Grow’ at KBR is a key component in our EVP. We have a good reputation among our employees for providing growth opportunities and have continued to focus on enhancing these growth prospects in several ways throughout fiscal 2025 with the introduction of formal mentoring and sponsorship programs, skills for the future offerings and an internal career pathways forum.

KBR, INC. PROXY STATEMENT | 2026 45

Sustainability and KBR

In addition, we invest in training our employees across a range of topics that align with and enhance our values, including programs that focus on leadership, ethics and technical development.

TECHNICAL PROFESSIONALS	LEADERSHIP

For our Technical Talent, our One KBR Tech Fellows program provides funding and opportunities for these world-leading scientists and technical professionals to conduct advanced research into topics ranging from carbon capture to machine learning. Our Fellows also provide valuable input into strategy development, business development and talent development within KBR.

Understanding the importance of internal advancement for attracting and retaining top technical talent, we introduced the Career Opportunities Technical Talent Guide to outline technical career growth through roadmaps, expectations for each career journey stages and resources and tools.

KBR Communities of Interest (“COIs”) are also designed to foster technical development by providing collaborative, virtual forums for subject matter experts and those who support them. Our COIs continue to evolve, ensuring that subject matter experts across the globe can connect and collaborate on Data Science and Digital Technologies, Sustainability and Energy Transition, Human Performance and other technical specialties that inform our customers’ and society’s greatest challenges today.

Our flagship leadership program, the Global Leadership Development Program, is expanding to go beyond training to develop capabilities in being effective future executive leaders. As well as developing strategic thinking through research projects ranging from sustainability investments to digital supply chain solutions, these leaders attend intense learning events focused on executive skills and leading courageously and with integrity. The course cultivates peer networks, sharpens enterprise mindsets and builds commercial and strategy acumen.

We also strengthen our future leadership by running regular Manager Excellence Programs, and in 2025 our Front-Line Leaders Program supported over 600 employees globally who were newly transitioning into these critical leadership roles.

TALENT DEVELOPMENT & SUCCESSION PLANNING	PERFORMANCE MANAGEMENT

In fiscal 2025, our Talent Calibration conversations covered nearly 6,000 KBR employees in a rigorous assessment of performance and potential. As well as providing organization-wide talent trends and data, these conversations lead to individual career plans and added rigor to our succession plans.

Our Board’s Nominating and Corporate Governance Committee received regular updates on this process throughout the year, where detailed discussions on updated succession plans for the CEO and Executive Leadership Team take place.

Our agile approach to performance management continued successfully into fiscal 2025 where we focused on frequent Check-in Conversations about performance, career development, and priority alignment between managers and their team members. Our employees indicated in surveys that they prefer this approach and we view it as more inclusive, engaging, agile and supportive of a high-performing culture. In fiscal 2025, we continued to embed the Agile Performance & Development process across KBR and strengthen capabilities for holding quality, effective Check-ins.

Total Reward

Throughout fiscal 2025, we continued to benchmark pay and benefits in local markets and expand our offerings to help us attract and retain the best and brightest talent.

Talent Acquisition

Our Talent Acquisition strategy aligns recruitment efforts with broader business objectives. This unified approach ensures consistency across regions while empowering teams to tailor strategies to their local markets.

Our cross-border collaboration and global teams help with consistency, adoption of best practices and scalability. These efforts strengthen internal mobility, build future-focused talent pipelines and enhance our ability to meet hiring demands effectively. Our Applicant Tracking System and Customer Relationship System platforms streamline workflows for candidates, hiring managers and recruiters, and improve training and standardization. As a result, we hired over 5,900 employees in fiscal 2025, supporting our ability to deliver excellent solutions for our customers and meet our strategic growth targets.

46 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

PROPOSAL 2
Advisory Vote to Approve Named Executive Officer Compensation

The Board of Directors is providing our stockholders with the opportunity to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers (“NEOs”) as disclosed in this proxy statement.

Our Compensation Committee establishes, recommends, and governs all the compensation and benefits policies and actions for KBR’s NEOs, as discussed in the “Compensation Discussion and Analysis” section of this proxy statement.

Consistent with our compensation philosophy, our executive compensation program was designed to achieve the following primary objectives:

•

provide a clear and direct relationship between executive pay and company (and business segment, as applicable) performance, both on a short- and long-term basis;

•

emphasize operating performance measures;

•

link executive pay to measures of stockholder value;

•

support our business strategies and management processes in order to motivate our executives; and

•

generally target base salary, short-term incentives, long-term incentives, and total compensation levels near the 50th percentile of the competitive market for good performance, and above the 50th percentile of the competitive market for consistent, outstanding performance.

In light of these objectives, KBR provides pay that is highly dependent on performance. We continually review best practices in governance and executive compensation. Consistent with such best practices, KBR:

●	does not maintain employment agreements with the NEOs;
●	does not provide excise tax gross-ups;
●	has incentive plans that discourage undue risk and align executive rewards with short- and long-term company performance; and
●	requires executives to satisfy stock ownership requirements.

For the reasons discussed above, the Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to KBR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

While the resolution is non-binding, the Board of Directors values your opinion and will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends that you vote FOR the advisory vote to approve our NEOs’ compensation as disclosed in this proxy statement. All proxies will be so voted unless a stockholder specifies otherwise.

KBR, INC. PROXY STATEMENT | 2026 47

Executive Compensation

Executive compensation — contents

48	COMPENSATION DISCUSSION AND ANALYSIS
48	Executive Summary
48	Named Executive Officers
49	Compensation Highlights
51	Overview of Executive Compensation Philosophy, Policies and Practices
51	Key Considerations in Determining Executive Compensation
52	Policies and Practices
52	Role of the Board and the Compensation Committee
53	Role of the CEO
53	Role of Independent Consultants
54	Peer Groups
56	Summary of 2025 Target Compensation of Named Executive Officers
56	Elements of Compensation
59	Base Salary
59	Short-Term Incentives (Annual)
65	Long-Term Performance Incentives
71	Other Compensation Elements
71	Nonqualified Deferred Compensation
71	Severance and Change-in-Control Protection
72	Other Benefits
72	Stock-Related Policies
72	Stock Ownership Guidelines for Officers
73	No Pledging or Hedging
73	Equity Award Grant Practices
73	Impact of Accounting, Regulatory, and Tax Requirements on Compensation

74	Impact of Executive Conduct or a Restatement of Earnings on Compensation (Clawback Policies)
74	Conclusion

75	COMPENSATION COMMITTEE REPORT
75	Compensation Committee Interlocks and Insider Participation

76	EXECUTIVE COMPENSATION TABLES
76	Summary Compensation Table
79	Grants of Plan-Based Awards
80	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
82	Outstanding Equity Awards at Fiscal Year-End
83	Option Exercises and Stock Vested
83	Pension Benefits
84	Nonqualified Deferred Compensation
87	Severance and Change-in-Control Agreements
89	No Employment Agreements

90	CEO PAY RATIO
90	Pay Ratio Methodology and Calculation

91	PAY VERSUS PERFORMANCE
91	Pay Versus Performance Table
94	Pay Versus Performance Relationship Disclosures
96	Important Financial Performance Measures

96	EQUITY COMPENSATION PLAN INFORMATION
96	Equity Compensation Plan Information Table

Compensation Discussion and Analysis

Executive Summary

Named Executive Officers

This Compensation Discussion and Analysis provides a detailed description of our compensation philosophy, objectives, policies, and practices in place during 2025, and it explains the factors considered by our Compensation Committee in making compensation decisions for the following NEOs:

Stuart J. B. Bradie	Mark W. Sopp	J. Jay Ibrahim	Sonia Galindo	Jenni C. Myles
Chair of the Board, President and Chief Executive Officer	Executive Vice President, Strategic Transactions and Interim Chief Executive Officer of Mission Technology Solutions (Former EVP and CFO)	President, Sustainable Technology Solutions	Executive Vice President, General Counsel and Corporate Secretary	Executive Vice President, Chief People Officer

In addition, W. Byron Bright, Jr., KBR’s former Chief Operating Officer, whose employment with KBR terminated on July 11, 2025, is also considered a NEO for 2025.

These NEOs, together with the other members of our executive management team whose compensation is determined by our Compensation Committee and our Board of Directors, are referred to as our “Senior Executive Management.”

48 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

Compensation Highlights

KEY COMPENSATION DECISIONS FOR 2025

Our Compensation Committee made the following key decisions related to KBR’s compensation program for 2025:

BASE SALARY	SHORT-TERM INCENTIVE (“STI”) PLAN PAYOUT	LONG-TERM INCENTIVE (“LTI”) PLAN PAYOUT

Each of our NEOs received a 2% raise in 2025 to:

•

reflect their strong performances, and

•

maintain alignment with market benchmarks.

Mr. Bright received an additional 3% raise in 2025 in connection with his promotion to Chief Operating Officer effective May 1, 2025.

55.8% negative discretion was applied to the 2025 STI adjusted EPS metric payout percentage result for each of our eligible NEOs to reflect the loss from discontinued operations from HomeSafe Alliance.

Their 2025 STI payout percentages were:

•

Bradie and Sopp: 113.1%

•

Ibrahim and Galindo: 118.1%

•

Myles: 103.1%

The three-year performance period for the 2023 Long-Term Performance Cash and Stock Awards ended December 31, 2025, and the payouts for each of our eligible NEOs were:
		Cash	125% of target for the 50% portion based on book-to-bill (“B2B”) performance
		Stock	54% of target for the 50% portion based on relative total stockholder return (“TSR”) performance

Mr. Bright was not eligible to receive his 2025 STI award or 2023 Long-Term Performance Cash and Stock Awards due to his termination of employment prior to the last day of the 2025 STI plan year and the 2023 Long-Term Performance Cash and Stock Award performance period.

Our Compensation Committee believes all our compensation programs strongly reflect our pay-for-performance strategy.

Advisory Vote on Compensation and Stockholder Engagement

We believe we have a well-designed executive compensation program, and KBR’s stockholders seem to agree. Our most recent say-on-pay proposal, presented during the 2025 annual meeting, garnered the support of approximately 99% of the votes cast. The Compensation Committee was gratified by this result.

In addition to the Compensation Committee considering the outcome of our say-on-pay proposal, our Corporate Secretary reaches out to our largest investors bi-annually to maintain an open dialogue about our compensation policies, practices, and structure, and to receive feedback on elements that could be changed to better align with stockholders’ interests. In 2025, our Corporate Secretary reached out to all of KBR’s top 25 investors, which collectively represented approximately 62% of our outstanding stock, and had calls with or heard from investors representing approximately 25% of our outstanding stock. A majority of these investors indicated that they did not have any significant concerns about our executive compensation program.

We will continue to consider the outcome of our say-on-pay proposal and other stockholder feedback when determining future compensation policies and decisions for our NEOs.

Historical Say-on-Pay Approval by Stockholders over the Last 5 Years

KBR, INC. PROXY STATEMENT | 2026 49

Executive Compensation

CEO Compensation and KBR Performance

Our CEO’s strategic actions positioned KBR for long-term growth, and we have continued to see these actions deliver strong results and improve stockholder value.

The alignment of our CEO’s compensation with KBR’s performance and stockholder value during the past three years is summarized below and on the next page. These graphs are not intended to replace the disclosure required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, which is presented in the section titled “Pay Versus Performance.”

CEO’S REALIZED COMPENSATION

*

The LTI Payouts represent the cash and KBR common stock payouts of the 2021, 2022, and 2023 KBR Long-Term Performance Cash and Stock Awards, with the stock valued at the closing prices on December 29, 2023, January 3, 2025, and January 2, 2026, respectively (the last trading days of the fiscal years).

**

Adjusted EPS is considered a non-GAAP financial measure under SEC rules. A reconciliation of adjusted EPS to diluted EPS is provided under the section titled “Non-GAAP Financial Information” at the end of this proxy statement.

KBR TOTAL STOCKHOLDER RETURN*

*	The KBR TSR shown above is the cumulative TSR on shares of our common stock assuming an investment of $100 on December 31, 2020, and reinvestment of all dividends.

50 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

ADJUSTED EBITDA* GROWTH AND STRATEGIC ACTIONS

2023	2024	2025

•

Retired convertible notes and warrants without dilution.

•

Launched Sustainable Aviation Fuel technology to extend our decarbonization and energy transition portfolio into the aviation sector.

•

KBR’s H2ACTSM hydrogen technology selected for the world’s first commercial ammonia cracking unit.

•

Received a coveted AAA designation in MSCI’s 2023 sustainability ratings (and again in 2024 and 2025).

• Acquisition of LinQuest. • Executed segment realignment for fiscal 2025 to better serve KBR’s customers and end markets, reduce costs, and open a larger pipeline of opportunities.

•

Announced and advanced the spin-off of MTS, setting the foundation for two focused, pure-play companies with clearer strategic and financial profiles.

•

Delivered more than $30 million in cost savings through the segment realignment announced in early 2025, improving operational efficiency and positioning both businesses for long-term value creation.

•

Successfully integrated LinQuest and reduced leverage within one year, strengthening the balance sheet while enhancing capabilities across key national security markets.

*

Adjusted EBITDA is considered a non-GAAP financial measure under SEC rules. A reconciliation of adjusted EBITDA to net income attributable to KBR is provided under the section titled “Non-GAAP Financial Information” at the end of this proxy statement.

Overview of Executive Compensation Philosophy, Policies and Practices

Key Considerations in Determining Executive Compensation

Our Compensation Committee regularly reviews the elements of the individual compensation packages for our NEOs, with a goal of ensuring that:

•

Pay packages align executives’ interests with our stockholders’ interests;

•

Performance metrics are sufficiently challenging;

•

Target pay packages reflect an appropriate mix of short-term and long-term incentives; and

•

Total compensation, as well as each individual compensation element, is targeted near the 50th percentile of the competitive market for good performance and above the 50th percentile of the competitive market for consistent, outstanding performance, taking into consideration factors like differences in our NEOs’ respective responsibilities compared to responsibilities ascribed to their counterparts at our peers, as well as experience, retention risk, and internal pay equity.

Our executive compensation program is regularly reviewed to ensure that it remains consistent with these objectives and is administered in accordance with established compensation policies.

KBR, INC. PROXY STATEMENT | 2026 51

Executive Compensation

Policies and Practices

Below is a summary of our compensation policies and practices in place during 2025.

WHAT WE DO	Clawbacks

•

We have adopted a clawback policy in compliance with Section 10D of the Securities Exchange Act of 1934 (“Exchange Act”) and the NYSE rules. Pursuant to our policy, if the Company is required to prepare an accounting restatement, our Compensation Committee must recoup any erroneously awarded incentive compensation paid to current and former executive officers of the Company.

•

Certain of our officers’ award agreements also include additional clawback provisions that extend beyond the requirements of Section 10D of the Exchange Act and the NYSE rules.

	Stock Ownership Guidelines	• We require our NEOs to own a significant amount of KBR stock to align their interests with our stockholders’ interests.
	Market Comparison	• Our Compensation Committee benchmarks executive compensation against relevant peer groups of companies in our industry and companies of similar size and complexity.
	Performance-Based Compensation	• A majority of our NEOs’ compensation is performance-based and varies depending on the achievement of absolute and relative performance goals.
Double-Trigger

•

Our severance and change-in-control agreements require a double-trigger for a change-in-control termination (i.e., the occurrence of both a change in control and a termination of employment within two years thereafter) in order for an executive to receive change-in-control benefits.

WHAT WE DON’T DO	No Pledging	• Officers and directors may not pledge KBR stock.
	No Hedging	• Officers and directors may not hedge KBR stock.
	Equity Award Grant Practices	• We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
	No Employment Agreements	• Our NEOs do not have employment agreements.
	No Tax Gross-Ups	• We do not provide excise tax gross-up agreements.
	No Option Repricing	• We prohibit the repricing of KBR stock options.

Role of the Board and the Compensation Committee

Each year, usually in December, our non-executive directors meet in executive session to evaluate the performance of our Chief Executive Officer, considering qualitative and quantitative elements of the CEO’s performance.

The Compensation Committee reviews:

•

leadership and vision;

•

integrity;

•

keeping the Board informed on matters affecting KBR and its operating units;

•

performance of the business, including such measurements as TSR and achievement of financial objectives and goals;

• development and implementation of initiatives to provide long-term economic benefit to KBR; • accomplishment of strategic objectives; and • development of management.

The CEO’s evaluation and compensation for the next full year, including an evaluation of whether the CEO has created adequate management succession programs, are communicated to the CEO by the Lead Independent Director after review and approval by our Compensation Committee and the full Board of Directors (other than the CEO).

Based on the CEO’s recommendations and in concert with him, our Compensation Committee annually reviews and approves the compensation and incentive awards for our Senior Executive Management.

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Executive Compensation

Role of the CEO

During 2025, our CEO made recommendations to our Compensation Committee regarding the compensation and incentives for our NEOs other than himself.

Our CEO also:

•

recommended performance measures, target goals, and award schedules for short-term and long-term incentive awards, and reviewed performance goals for consistency with our project business plan;

•

reviewed competitive market data for Senior Executive Management positions; and

• developed specific recommendations regarding the amount and form of equity compensation to be awarded to our NEOs other than himself.

Role of Independent Consultants

Under its charter, our Compensation Committee is authorized to retain a compensation consultant and has the sole authority to approve the consultant’s fees and other retention terms. While we believe that retaining third-party consultants is an efficient way to remain informed about competitive compensation practices, the advice of outside professionals is just one of many factors the Compensation Committee considers. Most importantly, we design and adjust our compensation program to address the program’s intended objectives.

In 2025, our Compensation Committee used the services of one compensation consulting firm, Meridian Compensation Partners, LLC (“Meridian”). Our Compensation Committee engaged and managed its relationship with Meridian directly, and Meridian reported directly to our Compensation Committee. Outside of providing advisory services to our Compensation Committee, Meridian provided no other services to KBR or our affiliates.

Meridian’s work for KBR included advising our Compensation Committee, as requested, with respect to all executive compensation matters and various director compensation matters, including:

●	A review of CEO pay considerations for 2025;
●	A review of our short-term and long-term incentive design and peer groups for the 2025-2026 compensation cycle;
●	Regular updates on notable legislative and regulatory activities;
●	Competitive market studies of compensation for Senior Executive Management and for non-executive directors; and
●	A review of the risk profile of our short-term and long-term incentive programs.

In December 2025, our Compensation Committee reviewed the independence factors prescribed by the SEC (as well as other factors identified by the NYSE) as affecting the independence of a consultant or adviser, including the following:

●	Whether Meridian provides other services to KBR;
●	The amount of fees Meridian received from KBR as a percentage of that firm’s total revenue;
●	Meridian’s policies and procedures that are designed to prevent conflicts of interest;
●	Whether there is any business or personal relationship between an individual Meridian compensation consultant or other adviser and a member of our Compensation Committee;
●	Whether there is any business or personal relationship between an individual Meridian compensation consultant, principal, or employee, or Meridian as an organization, and any of KBR’s executive officers; and
●	Whether Meridian or any of its principals or employees owns any stock of KBR.

Based on the results of this review, our Compensation Committee confirmed Meridian’s independence and lack of any conflicts of interest in 2025 and approved the continued retention of Meridian for 2026.

KBR, INC. PROXY STATEMENT | 2026 53

Executive Compensation

Peer Groups

In the design and administration of our 2025 executive compensation programs for our NEOs, our Compensation Committee considered competitive market data from a peer group (the “Peer Group”). As discussed under the section titled “KBR Long-Term Performance Cash and Stock Awards” on page 66, the Compensation Committee also refers to a “TSR Peer Group” for limited purposes related to the NEOs’ long-term incentive awards.

The Peer Group comprised 18 companies for the 2024-2025 compensation cycle. The Peer Group was unchanged from the 2023-2024 compensation cycle except for the removal of Conduent Incorporated due to its financial position.

The Peer Group was formed based on a review considering KBR’s two operating business segments in fiscal 2024 — Government Solutions (renamed Mission Technology Solutions as part of a segment realignment for fiscal 2025) and Sustainable Technology Solutions — and several factors relating to the constituent companies, including:

●	an analysis of certain financial metrics (such as revenue, net assets, market capitalization, enterprise value, and number of employees),
●	business strategies,
●	the effects of corporate transactions, and
●	the availability of market data.

The Peer Group companies have operations in the following industry sectors:

●	government services,
●	information technology consulting,
●	engineering and construction, and
●	industrial and manufacturing.

Our Compensation Committee believes the Peer Group companies appropriately represent KBR’s market for key management and technical talent and are the companies against which KBR most competes for employees and business.

The Peer Group used for 2025 compensation decisions consisted of the following companies:
BAE Systems plc Booz Allen Hamilton Holding Corporation CACI International Inc. Dover Corporation Flowserve Corporation	Fluor Corporation Gartner, Inc. Hubbell Incorporated Huntington Ingalls Industries, Inc. Jacobs Solutions Inc.	L3Harris Technologies, Inc. Leidos Holdings, Inc. Parsons Corporation Science Applications International Corporation Teradata Corporation	Tetra Tech, Inc. Textron Inc. The Timken Company

54 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

	Revenues	Assets	Market Cap
Company	(Data in $ Millions, as of 12/31/2024, Except as Otherwise Indicated)
BAE Systems plc	26,312	38,142	43,316
Booz Allen Hamilton Holding Corporation(1)	10,662	6,564	16,444
CACI International Inc.(2)	7,660	6,796	9,054
Dover Corporation	7,746	12,509	25,737
Flowserve Corporation	4,558	5,501	7,557
Fluor Corporation	16,315	9,143	8,459
Gartner, Inc.	6,257	8,535	37,369
Hubbell Incorporated	5,629	6,848	22,482
Huntington Ingalls Industries, Inc.	11,535	12,141	7,394
Jacobs Solutions Inc.(3)	11,501	11,759	16,571
L3Harris Technologies, Inc.	21,325	42,001	39,883
Leidos Holdings, Inc.	16,662	13,104	19,222
Parsons Corporation	6,751	5,488	9,796
Science Applications International Corporation(4)	7,444	5,314	5,464
Teradata Corporation	1,750	1,704	2,981
Tetra Tech, Inc.	5,199	4,193	10,667
Textron Inc.	13,702	16,838	14,190
The Timken Company	4,573	6,411	5,004
Median (including KBR)	7,742	6,848	10,667
KBR, INC.(5)	7,742	6,663	7,719

(1)	Booz Allen Hamilton Holding Corporation’s revenues and assets are as of 3/31/2024 and market cap is as of 12/31/2024.
(2)	CACI International Inc.’s revenues and assets are as of 6/30/2024 and market cap is as of 12/31/2024.
(3)	Jacobs Solutions Inc.’s revenues and assets are as of 9/30/2024 and market cap is as of 12/31/2024.
(4)	Science Applications International Corporation’s revenues and assets are as of 1/31/2024 and market cap is as of 12/31/2024.
(5)	KBR’s revenue does not include our share of revenue from our unconsolidated joint ventures, which was approximately $4 billion in 2024.

The compensation data for our Peer Group was obtained from publicly available sources, including proxy statements and Form 4 and 8-K disclosures, and was not adjusted, and the Equilar Executive Compensation Survey (which Meridian used to analyze peer company compensation data that was not publicly available).

During 2025, our Compensation Committee asked Meridian to review the appropriateness of the Peer Group for assessing the competitiveness of our executive compensation programs. As a result of Meridian’s review and recommendation, our Compensation Committee maintained the same Peer Group for 2026 compensation benchmarking.

KBR, INC. PROXY STATEMENT | 2026 55

Executive Compensation

Summary of 2025 Target Compensation of Named Executive Officers

The table below reflects target annual compensation and is not intended to replace the more detailed information provided in the Summary Compensation table. The target dollar amounts for restricted stock units and performance cash and stock awards represent 33⅓% and 66⅔% of the long-term performance incentives, respectively. The number of restricted stock units is determined by dividing the target dollar amount by the closing price of KBR common stock on the date of grant. The target number of performance cash and stock award units that represents the right to receive one share of KBR common stock if the TSR performance metric is achieved is determined by dividing the target dollar amount of the TSR portion of the award by the closing price of KBR common stock on the date of grant. See the section titled “Long-Term Performance Incentives” for more information. The target value used to determine the number of shares subject to each award differs from the grant date fair value of the awards reported in the Summary Compensation Table, which is calculated in accordance with applicable accounting standards and reflects additional valuation assumptions.

			Target 2025 Long-Term Performance Incentives
			Time-Based Restricted	Performance Cash and
		Target 2025	Stock Units Target	Stock Award Target	Total Target
	2025 Base Salary	Short-Term Incentive	Dollar Amount	Dollar Amount	Amount
Name	($)	($)	($)	($)	($)
Mr. Bradie	1,300,500	1,950,750	2,833,333	5,666,667	11,751,250
Mr. Sopp	756,129	756,129	616,667	1,233,333	3,362,258
Mr. Ibrahim	691,663	691,663	450,000	900,000	2,733,326
Ms. Galindo	661,878	661,878	383,333	766,667	2,473,756
Ms. Myles(1)	591,215	591,215	316,667	633,333	2,132,430
Mr. Bright	750,000	742,190	566,667	1,133,333	3,192,190

(1)	Ms. Myles’s base salary is approved and paid in British Pounds. STI payouts are paid in local currency, so Ms. Myles’s STI payouts are also paid in British Pounds. Her 2025 base salary was £431,985, and her target 2025 STI was £431,985, but both have been converted to U.S. Dollars in the table above for presentations purposes using the exchange rate of £1 to $1.3686, which was the exchange rate used when presenting her proposed 2025 STI payout in U.S. Dollars to the Compensation Committee for approval in February 2026. See the section titled “KPIs and STI Payout for Ms. Myles” for more information on her 2025 STI payout.

Elements of Compensation

Our executive compensation program has been designed to ensure that KBR can attract and retain talented executives who are motivated to pursue KBR’s strategies, focus employees’ efforts, and achieve business success. The compensation program also must align executives’ interests with stockholders’ interests. There is no pre-established formula for the allocation between cash and non-cash compensation or between short-term and long-term compensation. Instead, each year our Compensation Committee determines, in its discretion and business judgment, the appropriate level and mix of compensation to reward our NEOs for near-term superior performance and to encourage commitment to our long-range strategic business goals. When making these decisions, our Compensation Committee is always mindful of our philosophy that the majority of NEO compensation should vary with KBR’s performance.

56 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

As shown below, a significant portion of our NEOs’ target annual compensation in 2025 was performance-based.

2025 total pay mix at target

CEO — Target Compensation	Other NEOs — Average Target Compensation

Our 2025 executive compensation program consisted of three core elements of direct compensation:

BASE SALARY	SHORT-TERM INCENTIVES (ANNUAL)	LONG-TERM INCENTIVES

These elements are described on the next several pages.

KBR, INC. PROXY STATEMENT | 2026 57

Executive Compensation

		Pay Element	Form of Payment	Performance Period	Description	Purpose
◄ FIXED ►	◄ SHORT-TERM ►	BASE SALARY (see page 59)	Cash	Ongoing

•

fixed portion of total direct compensation

•

considers skills and experience in current role, level of responsibility, and external factors involving general economic conditions and marketplace compensation trends

• rewards leadership and individual performance • enhances internal pay equity • maintains alignment with market benchmarks
◄ VARIABLE / AT RISK PAY ►		ANNUAL INCENTIVES (see page 59)	Cash	One year

•

annual cash-denominated performance-based component, designed to recognize company and individual performance

•

determined against a balanced set of goals, approved by the Compensation Committee

•

links cash compensation to the achievement of KBR’s short-term financial performance and individual goals

•

four performance metrics: EPS, OCF, KPIs, and sustainability performance

•

rewards our financial results, strong performance, and personal contributions to our operational, safety, and sustainability improvements

•

enhances internal pay equity

•

maintains alignment with market benchmarks

	◄ LONG-TERM ►	LONG-TERM INCENTIVES (see page 65)	33⅓% Restricted Stock Units	Three years

•

the number of restricted stock units is determined by dividing the target dollar amount by the closing price of KBR common stock on the grant date

•

granted annually with a 3-year, ratable vesting period

•

vesting is subject to continued service with KBR

•

20% is subject to forfeiture at the Compensation Committee’s discretion if it is determined before the first anniversary of the grant date that the grant year was not successful for KBR

•

dividend equivalents are paid quarterly to U.S. and U.K. participants except for the 20% subject to forfeiture, which are accrued the first year and only paid after vesting and paid quarterly thereafter

•

dividend equivalents are accrued and paid annually after vesting for participants who are located outside of the U.S. and U.K.

•

our Compensation Committee determined that the allocation of 33⅓% restricted stock units and 66⅔% performance cash and stock awards is consistent with our pay-for-performance objectives

•

encourages retention

•

rewards consistent value creation and achievement of operating performance goals

•

aligns management’s interests with stockholders’ interests

•

encourages long-term perspectives and commitment

•

maintains alignment with market benchmarks

•

performance cash and stock award B2B metric measures and rewards mid- and long-term organizational growth

•

performance cash and stock award relative TSR metric directly links payout to KBR’s average TSR performance relative to its peers, promoting stockholders’ interest

			66⅔% Performance Cash and Stock Awards	Three years

•

two performance metrics, each weighted 50%: book-to-bill (“B2B”) and relative TSR

•

B2B portion is based on a $1.00 target value for each unit and paid in cash between $0 and $2 per unit depending on performance against B2B goals

•

TSR portion is granted as a target number of units representing one share of KBR common stock and may settle between 0% to 200% of the target number of shares depending on TSR performance; if KBR’s average TSR for the 3-year performance period is negative, payout for CEO and certain officers is capped at 100%

•

TSR target units are determined by dividing the target value of the TSR portion of the award by the closing price of KBR common stock on the grant date

•

granted annually with a 3-year, calendar performance period

•

20% is subject to forfeiture in the same manner as the restricted stock units

58 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

Base Salary

We pay our NEOs market-competitive base salaries for the skills and experience they bring to their respective roles. To arrive at base salary amounts, our Compensation Committee considers:

●	Leadership and individual performance;
●	Internal pay equity;
●	Level of responsibility;
●	Experience in current role; and
●	External factors involving general economic conditions and marketplace compensation trends.

The table below shows the base salaries for our NEOs, effective January 1, 2025.

	Increase as a Percentage	Salary Increase	2025 Base Salary
Name	of 2024 Base Salary	($)	($)	Basis for Decision
Mr. Bradie	2%	25,500	1,300,500	• Market data alignment • Strong performance • Internal pay equity
Mr. Sopp	2%	14,826	756,129
Mr. Ibrahim	2%	13,562	691,663
Ms. Galindo	2%	12,978	661,878
Ms. Myles(1)	2%	11,592	591,215
Mr. Bright(2)	5%	37,994	750,000

(1)	Ms. Myles’s base salary is approved and paid in British Pounds. Her 2025 base salary was £431,985, but it has been converted to U.S. Dollars in the table above for presentations purposes using the exchange rate of £1 to $1.3686, which was the exchange rate used when presenting her proposed 2025 STI payout in U.S. Dollars to the Compensation Committee for approval in February 2026. See the section titled “KPIs and STI Payout for Ms. Myles” for more information on her 2025 STI payout.
(2)	Mr. Bright's base salary on January 1, 2025, was $726,246. His base salary was increased to $750,000 effective May 1, 2025, in connection with his promotion to Chief Operating Officer.

Short-Term Incentives (Annual)

Our Compensation Committee established the KBR Senior Executive Performance Pay Plan (the “Performance Pay Plan”) to reward Senior Executive Management for improving financial results for our stockholders by linking cash compensation to the achievement of KBR’s short-term financial performance and individual annual goals. The Performance Pay Plan was created under the stockholder-approved Amended and Restated KBR, Inc. 2006 Stock and Incentive Plan (“KBR Stock and Incentive Plan”), which is described in more detail in the “KBR Stock and Incentive Plan” section of this proxy statement.

Incentive Award Opportunities

In December 2024, our Compensation Committee met to determine the 2025 target awards for our NEOs under the Performance Pay Plan. These target STI awards, which are expressed as percentages of base salary, were generally set to be consistent with the median target awards for executives in similar positions within our Peer Group. The STI award threshold (25%), target (100%), and maximum (200%) payout opportunities for 2025 are shown below.

	Increase to Target	Threshold — 25%	Target — 100%	Maximum — 200%
Name	Award from 2024	(% of Base Salary)	(% of Base Salary)	(% of Base Salary)	Basis for Decision
Mr. Bradie	0%	37.5%	150%	300%	• Market data alignment • Strong performance • Internal pay equity
Messrs. Sopp, Ibrahim and Bright, Ms. Galindo and Ms. Myles	5%	25%	100%	200%

KBR, INC. PROXY STATEMENT | 2026 59

Executive Compensation

2025 STI Performance Metrics

The performance metrics we used for 2025 STI awards focus our NEOs on the key measures of success in connection with the execution of our strategic plan. No changes were made to the design of the STI Plan for 2025 because the STI Plan in effect in 2024 was still considered to be aligned with the interests of KBR and our stockholders. However, our Compensation Committee updated the specific goals for each performance metric to ensure they remained challenging and competitive.

The table below summarizes the 2025 performance metrics and weightings for our CEO and other NEOs. We believe these are the most important metrics for measuring our NEOs’ efforts to drive KBR’s growth and create value for our stockholders.

Performance Metric		Weighting	Rationale
KBR Adjusted Earnings Per Share (“EPS”)	Diluted EPS measures net income divided by the weighted average number of fully diluted shares of KBR common stock outstanding. Adjusted EPS excludes certain amounts included in diluted EPS.

This metric helps to align our NEOs with the interests of our stockholders because strong adjusted EPS generally increases the value of our stock. We consider buybacks when reviewing adjusted EPS achievement to provide for an accurate comparison against the pre-established target.

KBR Adjusted Consolidated Operating Cash Flow (“OCF”)	KBR adjusted OCF measures the amount of cash generated by KBR’s operations.

Our adjusted OCF target is based on KBR’s 2025 budgeted cash flows from operations and is aligned with our capital deployment strategy. This metric aims to ensure that our NEOs focus on cash management.

Key Performance Indicators (“KPIs”)	KPIs are individual performance metrics typically specific to each NEO. The KPIs are described on pages 62 through 64.		KPIs allow us to reward individual contributions to KBR’s key strategic focus areas.
KBR Zero Harm / Sustainability Performance across KBR’s Sustainability Pillars	Measures continued progress in KBR’s Zero Harm / Sustainability performance across KBR’s sustainability pillars.

Emphasizing this metric promotes continued progress in KBR’s Zero Harm and Sustainability performance across KBR’s sustainability pillars, including KBR Health, Safety & Security, Clean Planet and Total Inclusion, which in turn promotes a sustainable business.

Target Performance Goals

When establishing target performance goals for the STI awards for 2025, our Compensation Committee considered, among other things, projected company performance and general business and industry conditions, as well as our strategic business objectives. At the time the target goals are established, the outcomes are intended to be substantially uncertain but achievable with better-than-expected performance from our NEOs. Our Compensation Committee adopted target performance goals for our STI metrics that maintained the same rigor as the performance goals from the prior year, especially in light of our strategic goal to position KBR for long-term growth.

Our Compensation Committee established the 2025 threshold, target, and maximum performance goals shown in the table on the next page. The threshold, target, and maximum award payout levels remained at 25%, 100%, and 200%, respectively. Each performance metric can earn a result from 0% to 200% of target. Achievement less than the threshold payout level earns a 0% metric result. For achievement between threshold and target or target and maximum, the metric result is determined by linear interpolation. The actual metric result is multiplied by the metric weighting to determine the metric payout. The results and payouts were certified by our Compensation Committee in February 2026.

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2025 SHORT-TERM INCENTIVES TABLE

Performance Metric	Threshold — 25%	Target — 100%	Maximum — 200%	Weight	Metric Payout
KBR Adjusted EPS(1)					68.9%
KBR Adjusted Consolidated OCF(2)					50.0%
FINANCIAL METRICS FORMULAIC RESULT					118.9%
NEGATIVE DISCRETION(3)					(55.8%)
FINANCIAL METRICS PAYOUT(4)					63.1%
KPIs	Individual KPIs and metric results shown on pages 62 through 64				Noted on pages 62 through 64
Zero Harm / Sustainability(5)	Individual Zero Harm / Sustainability metric results shown on pages 62 through 64				Noted on pages 62 through 64

(1)	The 2025 EPS metric result of $3.93 relates to the achieved adjusted EPS for the year. A reconciliation of adjusted EPS to diluted EPS is provided at the end of this proxy statement.
(2)	The 2025 OCF metric result of $557MM relates to the achieved adjusted consolidated OCF for the year. A reconciliation of adjusted OCF to OCF is provided at the end of this proxy statement.
(3)	See “Negative Discretion” below for more information on the negative discretion applied.
(4)	The financial metrics payout percentage is not the actual payout percentage because it does not include the percentages earned with respect to the Zero Harm / Sustainability performance metric and KPIs. The actual payouts for our CEO and other NEOs are disclosed on pages 62 through 64.
(5)	The Zero Harm / Sustainability performance metric was related to continued progress across KBR’s sustainability pillars, including KBR Health, Safety & Security (e.g., 10% increase in individual users of Courage to Care Conversation (CtCC) web application in 2025 over 2024), Clean Planet (e.g., 10% increase in carbon reporting of primary source data from KBR organization) and Total Inclusion (visible leadership of KBR’s employee value proposition (Belong, Connect, Grow) to support our reputation as an employer).

NEGATIVE DISCRETION

With support from our ELT, the Compensation Committee exercised negative discretion to reduce the 2025 Adjusted EPS metric payout from 68.9% to 13.1%, reflecting the loss per share from discontinued operations associated with the contract termination and wind down of the HomeSafe Alliance joint venture.

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KPIs and STI Payout for Mr. Bradie

Target Payout $1,950,750 (Base Salary x 150%)	Actual Payout $2,206,298 (Target Payout x 113.1%)	Financial Metrics Payout $1,230,923 63.1%	Zero Harm /Sustainability Payout $390,150 20%	KPI Payout $585,225 30%

Our Board of Directors determined that Mr. Bradie earned a 150% metric result — in between target and maximum level achievement — with respect to his 2025 KPIs, which resulted in a 30% payout for the KPI portion of his STI payout. Key factors for this determination include:

●	Mr. Bradie led KBR through a complex and volatile year, delivering sound financial and operational performance, including ensuring excellent delivery on Plaquemines LNG, while overseeing the chief financial officer and other critical leadership transitions across the business.
●	He advanced long-term strategy by progressing the planned spin-off of KBR’s Mission Technology Solutions (“MTS”) business, successfully completing and integrating several acquisitions, and driving development of digital and artificial intelligence (“AI”) roadmaps to support future growth and differentiation.

Our Board of Directors determined that Mr. Bradie earned a 200% metric result — maximum level achievement — with respect to his 2025 Zero Harm / Sustainability performance, which resulted in a 20% payout for the Zero Harm / Sustainability portion of his STI payout. The determination was based on Mr. Bradie driving KBR’s excellent Safety, Sustainability, and People-First culture and performance results in 2025, including recording 96.44 Zero Harm days and a 34% improvement in TRIR.

KPIs and STI Payout for Mr. Sopp

Target Payout $756,129 (Base Salary x 100%)	Actual Payout $855,182 (Target Payout x 113.1%)	Financial Metrics Payout $477,118 63.1%	Zero Harm /Sustainability Payout $113,419 15%	KPI Payout $264,645 35%

Our Compensation Committee determined that Mr. Sopp earned a 175% metric result — in between target and maximum level achievement — with respect to his 2025 KPIs, which resulted in a 35% payout for the KPI portion of his STI payout. Key factors for this determination include:

●	Mr. Sopp partnered with KBR’s Chief Executive Officer, Mr. Bradie, and Chief People Officer, Ms. Myles, to successfully complete the transition of his responsibilities as chief financial officer to his planned successor, achieving the best overall impact for KBR.
●	In light of the announcement of the intent to spin off KBR’s MTS business, he continued in his role to lead KBR’s strategic transformation activity.
●	In addition, Mr. Sopp has driven organizational change, commercial focus and operational performance across the MTS businesses in readiness for the spin-off transaction during a challenging period for the government services sector.

Our Compensation Committee determined that Mr. Sopp earned a 150% metric result — in between target and maximum level achievement — with respect to his 2025 Zero Harm / Sustainability performance, which resulted in a 15% payout for the Zero Harm / Sustainability portion of his STI payout. The determination was based on Mr. Sopp’s accomplishments with respect to 2025 Zero Harm goals and across KBR’s sustainability pillars.

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KPIs and STI Payout for Mr. IBRAHIM

Target Payout $691,663 (Base Salary x 100%)	Actual Payout $816,854 (Target Payout x 118.1%)	Financial Metrics Payout $436,439 63.1%	Zero Harm /Sustainability Payout $138,333 20%	KPI Payout $242,082 35%

Our Compensation Committee determined that Mr. Ibrahim earned a 175% metric result — in between target and maximum level achievement — with respect to his 2025 KPIs, which resulted in a 35% payout for the KPI portion of his STI payout. Key factors for this determination include:

●	Mr. Ibrahim continued to drive exceptional operational, financial and risk performance of strategic contracts, such as Plaquemines LNG.
●	Despite challenging market dynamics, he achieved exceptional growth in the second half of the year, with considerable personal effort to enhance government relations and expand KBR's reach in the Middle East, ultimately delivering a book-to-bill result of 1.2x.

Our Compensation Committee determined that Mr. Ibrahim earned a 200% metric result — maximum level achievement — with respect to his 2025 Zero Harm / Sustainability performance, which resulted in a 20% payout for the Zero Harm / Sustainability portion of his STI payout. The determination was based on Mr. Ibrahim continuing to personally drive culture and performance to support KBR's Zero Harm ethos, supporting safety, sustainability and our people across the globe.

KPIs and STI Payout for Ms. Galindo

Target Payout $661,878 (Base Salary x 100%)	Actual Payout $781,678 (Target Payout x 118.1%)	Financial Metrics Payout $417,645 63.1%	Zero Harm /Sustainability Payout $99,282 15%	KPI Payout $264,751 40%

Our Compensation Committee determined that Ms. Galindo earned a 200% metric result — maximum level achievement — with respect to her 2025 KPIs, which resulted in a 40% payout for the KPI portion of her STI payout. Key factors for this determination include:

●	Ms. Galindo made critical contributions to the strategic transaction being considered for 2026, driving the simplification and restructuring of legal entities and preparing for multiple potential deal constructs.
●	She continued to develop talent and succession processes within the KBR Legal Team, while introducing AI capability to complement efficiency and operational improvements.
●	Ms. Galindo’s continued leadership of critical legal matters has resulted in successful outcomes aligned with KBR's overall commercial and risk strategy.

Our Compensation Committee determined that Ms. Galindo earned a 150% metric result — in between target and maximum level achievement — with respect to her 2025 Zero Harm / Sustainability performance, which resulted in a 15% payout for the Zero Harm / Sustainability portion of her STI payout. The determination was based on Ms. Galindo’s accomplishments with respect to 2025 Zero Harm goals and across KBR’s sustainability pillars.

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KPIs and STI Payout for Ms. MYLES

Target Payout $591,215 (Base Salary(1) x 100%)	Actual Payout $609,542 (Target Payout x 103.1%)	Financial Metrics Payout $373,056 63.1%	Zero Harm /Sustainability Payout $118,243 20%	KPI Payout $118,243 20%

(1)	Ms. Myles’s base salary is approved and paid in British Pounds. STI payouts are paid in local currency, so Ms. Myles’s STI payouts are also paid in British Pounds. Her 2025 base salary was £431,985, so her target STI payout was £431,985. Ms. Myles’s target STI payout and actual STI payout have been converted to U.S. Dollars in the table above for presentations purposes using the exchange rate of £1 to $1.3686, which was the exchange rate used when presenting her proposed 2025 STI payout in U.S. Dollars to the Compensation Committee for approval in February 2026.

Our Compensation Committee determined that Ms. Myles earned a 100% metric result — target level achievement — with respect to her 2025 KPIs, which resulted in a 20% payout for the KPI portion of her STI payout. Key factors for this determination include:

●	Ms. Myles led the people preparations for the strategic transaction being considered for 2026, with particular focus on retention, compensation, pensions, organization design, and talent migration.
●	She has continued supporting talent and succession processes for the KBR Executive Leadership Team and wider leadership team, culminating in several significant transitions in 2025.

Our Compensation Committee determined that Ms. Myles earned a 200% metric result — maximum level achievement — with respect to her 2025 Zero Harm / Sustainability performance, which resulted in a 20% payout for the Zero Harm / Sustainability portion of her STI payout. The determination was based on Ms. Myles’s accomplishments with respect to 2025 Zero Harm goals, including developing KBR's strategic response to the Executive Orders on Diversity, Equity and Inclusion, accelerating KBR’s total inclusion ethos and reinforcing KBR's employee value proposition across diverse global cultures.

STI Payout for MR. BRIGHT

Mr. Bright was not eligible to receive a 2025 STI payout because he was not an active participant in the 2025 STI plan on the last day of the plan year due to his termination of employment on July 11, 2025.

CHANGES MADE TO KBR’S 2025 STI PLAN

In 2025, our Compensation Committee decided to make changes to the 2026 STI plan performance metrics to support the planned spin-off of KBR’s Mission Technology Solutions business.

The weighting for the KPI performance metric, which is an individual performance metric, increased to 25% (from 20%). KPI goals will focus on achieving budgeted revenue for the businesses and delivering a successful transaction.

The weighting for the Zero Harm performance metric (formerly Zero Harm / Sustainability) decreased to 5% (from 10%). Zero Harm goals will focus on safety and KBR’s people first culture.

For participants in corporate functions, the two financial performance metrics and their weightings did not change (KBR Adjusted EPS and KBR Adjusted Consolidated OCF remain weighted 45% and 25%, respectively).

For participants in business functions, including Senior Executive Management, the financial metrics and weightings changed to focus goals on their respective business groups. Specifically, the KBR Adjusted EPS and KBR Adjusted Consolidated OCF performance metrics were removed and the weightings for the Business Group Adjusted EBITDA and Business Group Adjusted OCF performance metrics increased to 40% (from 20%) and 30% (from 20%), respectively.

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Long-Term Performance Incentives

Under the KBR Stock and Incentive Plan, our Compensation Committee made grants to our NEOs in 2025 in the form of KBR Long-Term Performance Cash and Stock Awards and KBR Restricted Stock Units. This section discusses the KBR Stock and Incentive Plan, the methodology used by our Compensation Committee to determine the mix of awards to grant, and the actual 2025 grants to the NEOs.

KBR STOCK AND INCENTIVE PLAN

We use long-term performance incentives to achieve three objectives:

●	reward consistent value creation and achievement of operating performance goals;
●	align management’s interests with stockholders’ interests; and
●	encourage long-term perspectives and commitment.

Long-term incentives represent the largest component of the total executive compensation opportunity for our executives.

The KBR Stock and Incentive Plan provides for a variety of cash and stock-based awards, including:

●	nonqualified and incentive stock options,
●	restricted stock/units,
●	performance shares/units,
●	stock appreciation rights, and
●	stock value equivalents (also known as phantom stock).

The KBR Stock and Incentive Plan allows our Compensation Committee the discretion to select from among these types of awards to establish individual long-term incentive (“LTI”) awards. Our Compensation Committee met in December 2024 to review the number of shares available under the KBR Stock and Incentive Plan for future stock-based awards and to review the CEO’s recommendations for the value of the LTI awards to Senior Executive Management. The Compensation Committee met again in February 2025 to review and approve the amount and mix of LTI awards to be granted to our NEOs.

TARGET AWARD LEVELS

For purposes of establishing the target dollar value of the LTI awards, our Compensation Committee requested that Meridian review our NEOs’ LTI compensation as part of its engagement to advise the Compensation Committee on all executive compensation matters. Based on this review and related information about our Peer Group, in February 2025, our Compensation Committee approved the grant of the following LTI target dollar values to our NEOs:

	Increase as a Percentage	Long-Term Incentive	2025 Long-Term Incentive
	of Target 2024 Long-Term	Award Increase	Target Dollar Value of Award
Name	Incentive Award	($)	($)	Basis for Decision
Mr. Bradie	11.1%	850,000	8,500,000	• Market data alignment • Strong performance • Internal pay equity • Promotion(1)
Mr. Sopp	2.8%	50,000	1,850,000
Mr. Ibrahim	12.5%	150,000	1,350,000
Ms. Galindo	4.5%	50,000	1,150,000
Ms. Myles	5.6%	50,000	950,000
Mr. Bright(1)	30.8%	400,000	1,700,000

(1)	Mr. Bright’s 2025 LTI target dollar value increased from $1,350,000 to $1,700,000 in connection with his promotion to Chief Operating Officer effective May 1, 2025. His 2025 LTI award was forfeited due to his termination of employment on July 11, 2025.

These awards consist of a mix of 66⅔% KBR Long-Term Performance Cash and Stock Awards (based on target value) and 33⅓% time-based KBR Restricted Stock Units. Our Compensation Committee concluded that this allocation was consistent with KBR’s pay-for-performance objectives. In particular, KBR awarded a higher percentage of performance-based awards (66⅔%) than the companies in our Peer Group because our Compensation Committee believes that emphasizing the two performance metrics for these awards — book-to-bill (“B2B”) and relative TSR — is more likely than other forms of incentive compensation to promote a sustained increase in stockholder value.

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KBR Long-Term Performance Cash and Stock Awards

The KBR Long-Term Performance Cash and Stock Awards are designed to provide selected executives with incentive opportunities that are contingent on the level of achievement of pre-established corporate performance objectives. For the awards granted to our NEOs in February 2025, our Compensation Committee selected B2B and relative TSR, each weighted 50%, as described below.

KBR Long-Term Performance Cash and Stock Award ALLOCATION
50% TOTAL STOCKHOLDER RETURN (TSR)	50% BOOK-TO-BILL (B2B)
DEFINITION KBR’s average quarterly TSR over the three-year performance period is compared to the average quarterly TSR of each company of our TSR Peer Group* over the same period.	DEFINITION B2B is a measurement of the value of awarded contracts in comparison to revenue earned in the period. B2B is a standard industry metric for both government and commercial/ industrial peers.
OBJECTIVE The objective of this metric is to directly link the payout to KBR’s average TSR performance relative to its peers, promoting stockholders’ interest.

OBJECTIVE

The objective of this metric is to measure and reward mid- and long-term organizational growth. A B2B greater than 1.0x indicates a company has been awarded more work than the revenue recognized in the period and results in an increase in ending backlog, another financial metric used to gauge the overall health of a company. Establishing B2B targets greater than 1.0x aligns incentive compensation with KBR’s long-term stockholder value creation.

*  For 2025 compensation decisions, the TSR Peer Group was identical to the Peer Group. The Compensation Committee selects an appropriate TSR Peer Group every year, and it does not always overlap perfectly with the Peer Group.

For the 2025 grants, B2B and TSR will be measured over a three-year performance period beginning January 1, 2025, and ending December 31, 2027. Our Compensation Committee believes that a three-year performance award cycle encourages retention and aligns with long-term stockholder returns.

When establishing target levels for the B2B and TSR performance metrics, our Compensation Committee considered, among other things, projected company performance and general business and industry conditions, as well as KBR’s strategic business objectives. At the time the target levels were established, the outcomes were intended to be substantially uncertain, but achievable.

The KBR Long-Term Performance Cash and Stock Awards for each NEO were allocated one-half to the B2B portion and one-half to the TSR portion.

●	The B2B portion of the award is based on a $1.00 target value for each unit and will be paid out in cash. The actual value of each unit may increase to a maximum of 200% of $1.00, or $2.00, or decrease to as low as $0.00, depending on KBR’s performance in relation to the B2B performance goal.
●	For the TSR portion of the award, the Compensation Committee granted a target number of units that each represent the right to receive one share of KBR common stock if the performance metric is achieved. The number of such units initially is determined by dividing the target value of the TSR portion of the award by the closing price of a share of KBR common stock on the grant date (rounded up to the next whole unit). The number of units ultimately earned may increase to a maximum of 200% of the original number of units granted, or decrease to 0, in each case depending on KBR’s performance in relation to the TSR performance objective.

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TSR METRIC

TSR is measured based on a sustained approach rather than a cumulative (point-to-point) approach. Our Compensation Committee believes that measuring TSR just from the beginning of the performance period to the end would not adequately capture stockholder value. In contrast, our sustained measurement approach considers how investors fare at different times during the three-year performance period.

We measure sustained performance as follows:

●	calculate the TSR of each company in the TSR Peer Group (measured using a 20-trading-day average price) every quarter during the three-year performance period
●	use each company’s 12 quarterly TSRs to calculate the company’s average TSR for the performance period
●	rank KBR’s average TSR (calculated in the same manner) against those results

The TSR percentile is calculated by subtracting KBR’s TSR ranking as compared to the TSR Peer Group from the total number of companies in the TSR Peer Group (including KBR), dividing the difference by the number of companies (excluding KBR), and multiplying the quotient by 100%. If any companies are removed from the TSR Peer Group (e.g., due to acquisition by another company or significant divestiture), then the TSR percentiles and payout percentages will adjust for the change in the number of companies; provided, however, that the adjustment must require at least a 90.0 percentile to receive the maximum TSR payout, at least a 50.0 percentile to receive the target TSR payout, and at least a 20.0 percentile to receive the threshold TSR payout. The 2025 TSR Peer Group of 20 companies (including KBR) and corresponding TSR percentiles and payout percentages are shown in the table below. The payout associated with KBR’s TSR ranking following any applicable adjustments to the TSR percentiles and payout percentages will be applied to each NEO’s TSR-based award.

For our CEO and any of his direct reports who are also KBR officers required to file reports with the SEC under Section 16 of the Exchange Act, if KBR’s average TSR at the end of the three-year performance period is negative, the payment of vested performance units will not exceed the target (100%) payout under the TSR Peer Group Percentile and TSR Payout Percentage Table. This provision does not apply upon a double trigger event occurring during the three-year performance period.

TSR Peer Group Percentile and TSR Payout Percentage Table for 2025 Awards

	2025-2027
Performance Level	3-Year TSR Ranking	TSR Percentile	TSR Payout
	1	100.0%	200.0%
Maximum	2	94.4%	200.0%
	3	88.9%	197.3%
	4	83.3%	183.3%
	5	77.8%	169.5%
	6	72.2%	155.5%
	7	66.7%	141.8%
	8	61.1%	127.8%
	9	55.6%	114.0%
Target	10	50.0%	100.0%
	11	44.4%	86.0%
	12	38.9%	72.3%
	13	33.3%	58.3%
	14	27.8%	44.5%
Threshold	15	22.2%	30.5%
	16	16.7%	0.0%
	17	11.1%	0.0%
	18	5.6%	0.0%
	19	0.0%	0.0%

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B2B METRIC

The remaining 50% of the KBR Long-Term Performance Cash and Stock Awards will be determined based on B2B over the same three-year performance period. B2B is appropriately measured over three years because our contracts are long-term in nature and often involve amendments and scope adjustments that might distort a shorter performance period. We believe using three-year B2B as a performance metric incentivizes the NEOs to win the right work, which is one of our key strategic priorities and a means to create long-term growth and position KBR for a strong and stable future amidst economic volatility.

Our Compensation Committee establishes the B2B target one year at a time — rather than setting a target for the entire three-year performance period — because it is difficult to forecast B2B beyond one year in the ever-changing market conditions. The final award for the B2B metric will be determined by the average of the B2B payout percentages achieved during each year of the performance period.

The 2025 performance goals and associated payouts for B2B are shown below.

	Threshold	Target	Maximum
Performance Goal	0.90	1.05	≥ 1.20
Payout %*	25%	100%	200%

*	For a result between threshold and target and target and maximum, the payout is determined by linear interpolation.

Our Compensation Committee will set the B2B targets for the second and third years in the performance period at levels that remain rigorous.

Possible Negative Discretion

Regardless of KBR’s TSR and B2B performance, 20% of the 2025 KBR Long-Term Performance Cash and Stock Award target opportunity was subject to forfeiture if our Compensation Committee determined, in its sole discretion, that 2025 was not a successful year for us. The possible 20% reduction is determined by our Compensation Committee on or before March 31, 2026, and the amount forfeited cannot be earned back during the three-year performance period, which runs from January 1, 2025, to December 31, 2027. There is no upside opportunity to this discretion; our Compensation Committee is not authorized to increase payouts, even if 2025 is a particularly strong year. In February 2026, our Compensation Committee determined that 2025 was a successful year for KBR and, accordingly, it did not exercise its discretion to cause a forfeiture of 20% of the KBR Long-Term Performance Cash and Stock Award target opportunity.

Similarly, the KBR Long-Term Performance Cash and Stock Awards that were granted to our NEOs in 2025 provide our Compensation Committee with the discretion to reduce for poor performance, but not increase, by any amount (including a reduction resulting in no payout) the payments that would otherwise be made with respect to such awards. This negative discretion may be exercised by our Compensation Committee at any time before payment is made with respect to these awards, but it may not be exercised following the occurrence of a corporate change (as defined in the KBR Stock and Incentive Plan). Our Compensation Committee did not exercise negative discretion to reduce the payments made under the KBR Long-Term Performance Cash and Stock Awards that were granted to our NEOs in 2023.

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RESULTS AND PAYOUTS FOR AWARDS FOR THE 2023-2025 PERFORMANCE PERIOD

In February 2026, our Compensation Committee certified the results for the KBR Long-Term Performance Cash and Stock Awards that were granted on February 22, 2023, based on the achievement of TSR and B2B performance goals. Our average three-year TSR from January 1, 2023, until December 31, 2025, was 3.6% and ranked 14th among our TSR Peer Group that period, resulting in a 54.0% payout for the 2023 awards.

	2023-2025
TSR Peer Group	3-Year TSR Ranking	Average 3-Year TSR
BAE Systems plc	1	31.4%
CACI International Inc.	2	15.5%
Flowserve Corporation	3	15.4%
Hubbell Incorporated	4	14.9%
Huntington Ingalls Industries, Inc.	5	11.4%
Leidos Holdings, Inc.	6	11.2%
Dover Corporation	7	8.3%
The Timken Company	8	7.9%
Parsons Corporation	9	7.4%
Jacobs Solutions Inc.	10	6.4%
L3Harris Technologies, Inc.	11	6.3%
Textron Inc.	12	4.3%
Tetra Tech, Inc.	13	3.8%
KBR, Inc.	14	3.6%
Booz Allen Hamilton Holding Corporation	15	(0.8)%
Fluor Corporation	16	(1.7)%
Science Applications International Corporation	17	(2.0)%
Teradata Corporation	18	(5.7)%
Gartner, Inc.	19	(6.2)%
Conduent Incorporated	20	(15.5)%

Our B2B performance for each of the three years in the performance period is shown in the table below. The average B2B payout ratio for the three-year performance period was 125.0%.

Year	Threshold — 25%	Target — 100%	Maximum — 200%	B2B*	B2B Payout Ratio
2023	0.90	1.00	1.10	1.10	200%
2024	0.90	1.05	1.20	1.00	75%
2025	0.90	1.05	1.20	1.05	100%
Average B2B Payout Ratio					125.0%

*	With respect to the KBR Long-Term Performance Cash and Stock Awards, the calculation of book-to-bill excludes KBR’s long-term PFI projects in the U.K.

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Payout Table for 2023-2025 KBR Long-Term Performance Cash and Stock Award Period

	2023 Long-Term Performance			Average Total Stockholder		Book-to-Bill
	Cash and Stock Award			Return 2023-2025		2023-2025
	Target	Target					Actual Average
	Performance	TSR-Related	Target		Actual Average	Average B2B	B2B Payout
Named	Cash and Stock	Shares of	B2B-Related	Average TSR	TSR Payout in	Payout Ratio	Ratio Payout
Executive	Award	Stock*	Cash Units	Payout	Shares of Stock	Payout	in Cash
Officer	($)	(#)	($)	(%)	(#)	($)	($)
Mr. Bradie	4,833,333	43,388	2,416,667	54.0%	23,430	125.0%	3,020,834
Mr. Sopp	1,066,667	9,576	533,334	54.0%	5,171	125.0%	666,668
Mr. Ibrahim	666,667	5,985	333,334	54.0%	3,232	125.0%	416,668
Ms. Galindo	666,667	5,985	333,334	54.0%	3,232	125.0%	416,668
Ms. Myles	566,667	5,087	283,334	54.0%	2,747	125.0%	354,168
Mr. Bright	833,333	7,481	416,667	54.0%	—	125.0%	—

*The Target TSR-Related Shares of Stock is determined by dividing the target value of the TSR portion (50%) of the Target Performance Cash and Stock Award by the closing price of a share of KBR common stock on the grant date (rounded up to the next whole unit). The date of grant was February 22, 2023, and the closing price of a share of KBR common stock on that date was $55.70.

KBR RESTRICTED STOCK UNITS

The KBR Restricted Stock Units granted to our NEOs in 2025 will vest in three equal annual installments, beginning on the first anniversary of the grant date, subject to continued service with KBR. For KBR Restricted Stock Units subject to the U.S./U.K. forms of grant agreements, dividend equivalents will be paid on restricted stock units at the same time dividends, if any, are paid to common stockholders. For KBR Restricted Stock Units subject to the international (excluding the U.K.) forms of grant agreements, dividend equivalents will accrue on restricted stock units at the same time dividends, if any, are paid to common stockholders but will not be paid until such shares of KBR common stock underlying the restricted stock units have been settled. Our Compensation Committee determined the number of restricted stock units for each NEO by dividing the portion of the total target long-term incentive award allocated to KBR restricted stock units (33⅓%) by $48.29, the closing price of our common stock on the date of grant (rounded up to the next whole share). Our Compensation Committee selected a three-year vesting schedule to facilitate retention and to provide incentives to enhance long-term value.

As with the KBR Long-Term Performance Cash and Stock Awards, 20% of the restricted stock unit grants was subject to forfeiture based on the discretion of our Compensation Committee if it determined on or before the first anniversary of the date of grant that 2025 was not a successful year for us. Any amount of restricted stock units forfeited could not be earned back during the second and third years of the three-year vesting period. In February 2026, our Compensation Committee determined that 2025 was a successful year for KBR and, accordingly, it did not exercise its discretion to cause a forfeiture of 20% of the KBR Restricted Stock Units.

NO CHANGES MADE TO KBR’S 2026 LONG-TERM INCENTIVE AWARDS

No changes were made to the design of the LTI Plan for 2026 because the LTI Plan in effect in 2025 is still considered to be aligned with the interests of KBR and our stockholders. The TSR Peer Group for the 2026 LTI Plan includes the same companies used to benchmark the 2026 executive compensation for our NEOs.

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Executive Compensation

Other Compensation Elements

Nonqualified Deferred Compensation

We maintain two active nonqualified deferred compensation plans in which our NEOs may participate: the KBR Elective Deferral Plan and the KBR Benefit Restoration Plan. Both plans are available to all KBR employees who meet the limits imposed by the Internal Revenue Code or the Employee Retirement Income Security Act, as applicable. KBR maintains these plans because similar plans are offered by many of the companies in our Peer Group. Our NEOs do not participate in any KBR-sponsored defined benefit pension plans.

KBR Elective Deferral Plan

The KBR Elective Deferral Plan helps certain employees meet their retirement and other future income needs. No company contributions are made to fund deferrals under this plan. Benefits under this plan are payable upon a termination of employment or at a future date specified by the employee.

KBR Benefit Restoration Plan

The KBR Benefit Restoration Plan provides a vehicle to restore qualified plan benefits that are reduced because of limitations imposed under the Internal Revenue Code or because an employee participates in other company-sponsored plans. Benefits under this plan are payable upon a termination of employment.

Severance and Change-in-Control Protection

Our Compensation Committee offers certain members of Senior Executive Management a severance and change-in-control agreement (an “Agreement”), each of which is substantially the same for each NEO. We believe that providing termination benefits under a severance and change-in-control agreement allows KBR to be competitive with the practices of the companies in the Peer Group, as well as the general market. In addition, the specific terms for receiving termination benefits under the Agreements serve to motivate and retain key employees. The Agreements offered to our NEOs are further described in the sections titled “2025 Potential Payments Upon Termination or Change In Control” and “Severance and Change-in-Control Agreements.”

The Agreement requires a double-trigger change-in-control termination (i.e., the occurrence of both a change in control and a termination of employment within two years thereafter) in order for an executive to receive change-in-control benefits. None of the Agreements contain an excise tax gross-up, and our Compensation Committee has committed not to provide for such gross-ups in the future.

Our Compensation Committee offered the Agreement to Mr. Bradie in June 2014, Mr. Ibrahim in May 2015, Mr. Sopp in February 2017, Mr. Bright and Ms. Myles in January 2021, and Ms. Galindo in November 2021 because each of our other members of Senior Executive Management at those times had an Agreement or to incentivize them to leave their former employer and join KBR. The Agreements terminate automatically on the earlier of (i) the executive’s termination of employment with KBR or (ii) two years after a change in control that occurs during the term of the Agreement.

The Agreement provides for:

●	Severance termination benefits (prior to a change in control), which for Mr. Sopp, were graded based on service time with KBR;
●	Double-trigger change-in-control termination benefits (after a change in control); and
●	Death, disability, and retirement benefits.

As a condition of receiving these benefits (other than the death and disability benefits), the applicable executive must first execute a release and full settlement agreement.

The Agreement contains customary confidentiality, non-competition, and non-solicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows KBR to recover any benefits paid under the Agreement if our Compensation Committee determines within two years after the executive’s termination of employment that the executive’s employment could have been terminated for “Cause,” as defined in the Agreement. The Agreement provides that in any involuntary or voluntary termination, executives forfeit all unvested stock options, stock appreciation rights, restricted stock, restricted stock units, and performance cash awards granted to such executive. Such awards will fully vest upon a double-trigger change-in-control termination.

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Other Benefits

Generally, our NEOs participate in the same retirement and health and welfare programs as our other employees. In 2025, all our NEOs except for Ms. Myles participated in a 401(k) plan, under which KBR made employer matching contributions up to 6% of eligible compensation. In 2025, Ms. Myles received a cash payment in lieu of an 8% employer matching contribution to the KBR U.K. Limited Pension Plan. Our NEOs’ health care and insurance coverage are the same as those provided to other active employees, except that the NEOs are eligible to receive an executive physical under our Zero Harm initiative and our CEO receives a global welfare plan to ensure he has easy access to medical care worldwide due to his extensive business travel.

NEOs are eligible to receive limited financial planning advice. Otherwise, we typically do not offer perquisites to our NEOs that are not generally available to other employees. With a few exceptions, our executives do not have company cars or allowances for cars, housing, or travel, unless we ask them to relocate. Ms. Myles receives a car allowance, which is an executive employee benefit offered to our corporate employees located in the U.K.

To allow for maximum efficiency and productive use of time, we have one leased car and a driver in Houston for use by our NEOs and others for business purposes. Our NEOs may use this car and the driver for limited personal use only if the car is not being used for business purposes at that time.

Stock-Related Policies

Stock Ownership Guidelines for Officers

We established stock ownership guidelines for certain of our officers and officers of our subsidiaries to link these officers’ financial interests more closely with those of our stockholders. Our Board of Directors adopted ownership guidelines for our executives at the levels indicated below.

Group	Ownership Level	Compliance Period	Current Status
CEO	5x base salary	5 years from appointment, or adoption of new guidelines	Met
Level 1 Executives (direct reports to CEO, including all the NEOs)	3x base salary
Level 2 Executives (direct reports to Level 1 Executives and at least a vice president)	1x base salary

Each executive subject to the ownership guidelines has five years after the adoption of the guidelines or his or her appointment to a covered position, whichever is later, to achieve the indicated ownership level. All beneficially owned shares of KBR common stock, as well as vested and unvested restricted stock and restricted stock units, are counted towards achievement of the ownership guidelines. For purposes of determining compliance, the value of an executive’s shares of common stock is determined based on the closing price of the common stock on the selected date. An executive who has achieved the applicable ownership level is not required to retain or purchase additional shares if a decline in the price of the common stock causes his or her holdings to fall below the requisite ownership level. For any executive other than the CEO, the Chief Operating Officer (if any), the CFO, and the General Counsel, the required ownership level is reduced by fifty percent on and after the executive’s 60th birthday.

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All our NEOs who have served in their covered positions at least five years are in compliance with our Stock Ownership Guidelines.

NEO 2026 STOCK OWNERSHIP

*	Messrs. Ibrahim and Sopp’s required ownership value is based on fifty percent of their 2026 base salaries because they both meet the age reduction rule under the stock ownership guidelines.

No Pledging or Hedging

No KBR officer may pledge, hypothecate, create any lien or security interest on, or enter into a margin contract secured by, any shares, options to purchase shares, or any other interest in shares of KBR common stock. In addition, our anti-hedging policy prohibits all members of our Board of Directors, employees, and agents from:

(i)	speculative trading in our securities;
(ii)	engaging in hedging transactions using our securities;
(iii)	“short selling” our securities; and
(iv)	trading derivative securities, such as put options, call options, swaps, or collars related to our securities.

Equity Award Grant Practices

Equity awards are discretionary and are generally granted to our NEOs two business days after KBR files a Form 10-K with the SEC in the first quarter of the grant year. In certain circumstances, including the hiring or promotion of an officer, our Compensation Committee may approve grants to be effective at other times. KBR did not grant stock options to its employees during the last completed fiscal year; however, stock option grants, when approved by our Compensation Committee, are never issued with an exercise price below the fair market value of our common stock on the date of grant. KBR does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Impact of Accounting, Regulatory, and Tax Requirements on Compensation

We apply the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718-10 to account for and report equity-based compensation. FASB ASC 718-10 requires that compensation expense for equity-classified awards be measured based on the grant date fair value of the award and recognized on a straight-line basis over the requisite service period or the vesting period. Compensation expense for performance-based awards settled in cash is measured based on the grant date fair value, which is re-measured at each reporting date through the settlement date. Changes in fair value during the requisite service period or the vesting period are recognized as compensation cost on a straight-line basis over that period. Compensation expense was recognized for restricted stock units, performance stock units, and cash and stock performance awards.

In the years when we grant stock option awards, the grant date fair value is estimated using option-pricing models. If an award is modified after the grant date, incremental compensation cost is recognized immediately before the modification. The benefits of tax deductions in excess of the compensation cost recognized for the options (excess tax benefits) are classified as

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Executive Compensation

addition to paid-in-capital, and cash retained as a result of these excess tax benefits is presented in the statement of cash flows as financing cash inflows.

We will continue to monitor issues concerning the tax deductibility of executive compensation and will take appropriate action if we believe it is warranted. Since corporate objectives and strategic needs may not always be consistent with the requirements of full deductibility, we expect, if we believe it is appropriate, to enter into compensation arrangements or provide compensation under which payments will not be fully deductible.

Impact of Executive Conduct or a Restatement of Earnings on Compensation (Clawback Policies)

We maintain a discretionary clawback policy that provides that, if we determine at any time within two years after the termination of employment of an NEO that such executive’s employment could have been terminated for Cause, as defined in the executive’s Agreement, we retain the right to recover any severance benefits (both cash and equity) provided under the Agreement to such executive. In such a case, the executive agrees to promptly repay such amounts to us.

Prior to our adoption of a clawback policy that complies with Section 10D of the Exchange Act and the NYSE rules, we included in our cash and equity incentive programs a provision that allowed our Compensation Committee to seek recovery of any incentives that are determined to be an overpayment following any restatement of our financial results that impacts the performance metrics on which the incentive awards were calculated.

In October 2022, the SEC adopted rules requiring that the stock exchanges, including the NYSE, establish new listing rules that set minimum standards for clawback policies that must be implemented by their listed companies. Upon adoption of the rules, effective October 2, 2023, our Board of Directors approved and adopted KBR’s Procedure for the Recovery of Erroneously Awarded Compensation (the “Clawback Procedure”) to comply with Section 10D of the Exchange Act and the NYSE rules. The Clawback Procedure requires the Company to claw back erroneously awarded incentive-based compensation from current and former executive officers of the Company (“Covered Officers”) in the event that the Company is required to prepare an accounting restatement. The recovery of such compensation under the Clawback Procedure applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. The Compensation Committee oversees the administration of the Clawback Procedure. The foregoing summary of the Clawback Procedure does not purport to be complete and is qualified in its entirety by reference to the full text of the Clawback Procedure.

Conclusion

In a highly competitive market for executive talent, we believe our customers’ and employees’ interests, as well as those of our stockholders and other stakeholders, are well served by our compensation programs. These programs:

•

are reasonably positioned among our Peer Group,

•

encourage and promote our compensation objectives with a strong emphasis on pay for performance, and

•

permit the exercise of our Compensation Committee’s discretion in the design and implementation of compensation packages.

Going forward, we will continue to review our compensation plans periodically to determine what revisions, if any, should be made.

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Compensation Committee Report

Our Compensation Committee reviewed and discussed the Compensation Discussion and Analysis, as provided above, with KBR’s management. Based on its review, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. This report shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that KBR specifically incorporates it by reference into such filing.

Respectfully submitted,

The Compensation Committee OF THE BOARD OF DIRECTORS OF KBR, INC.

Jack B. Moore (Chair)	Joseph Dominguez	Lynn A. Dugle	Lt. General Wendy M. Masiello	Ann D. Pickard

March 18, 2026

Compensation Committee Interlocks and Insider Participation

As of the date of this proxy statement, no member of our Compensation Committee has served as an officer or employee of KBR. Further, none of KBR’s executive officers have served on a board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of KBR.

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Executive Compensation

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information regarding the compensation of our NEOs for the fiscal year ended January 2, 2026, and, if the individual was an NEO for the applicable fiscal year, for the fiscal years ended January 3, 2025, and December 29, 2023.

				Non-Equity	Change in Pension Value
			Stock	Incentive Plan	and Nonqualified Deferred	All Other
		Salary(1)	Awards(2)(3)	Compensation(4)	Compensation Earnings(5)	Compensation(6)	Total
Name	Year	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Stuart J. B. Bradie	2025	1,310,308	4,879,034	5,227,132	2,618	195,460	11,614,552
Chair, President &	2024	1,284,698	4,819,548	6,267,669	3,850	181,180	12,556,945
Chief Executive Officer	2023	1,226,983	4,630,378	6,656,775	11,507	134,277	12,659,920
Mark W. Sopp(7)	2025	784,641	1,061,945	1,521,849	—	45,334	3,413,769
EVP & Chief Financial	2024	768,458	1,134,032	1,721,798	1,131	41,905	3,667,324
Officer	2023	705,223	1,021,917	1,960,446	3,583	50,844	3,742,013
J. Jay Ibrahim	2025	717,765	774,915	1,233,522	698	58,339	2,785,239
President, Sustainable	2024	701,832	756,021	1,464,329	994	52,166	2,975,342
Technology Solutions	2023	615,780	638,698	1,593,138	3,238	48,868	2,899,722
Sonia Galindo	2025	686,836	660,141	1,198,345	157	54,683	2,600,162
EVP, General Counsel & Corporate Secretary	2024	672,670	693,039	1,362,348	286	53,523	2,781,866
Jenni Myles	2025	567,557	545,319	963,710	—	73,134	2,149,720
EVP, Chief People Officer	2024	541,969	567,016	1,111,450	—	60,723	2,281,158
	2023	479,195	542,879	1,208,500	—	64,538	2,295,112
W. Byron Bright, Jr.(8)	2025	423,465	975,860	—	637	1,536,000	2,935,962
Former Chief Operating	2024	738,088	819,004	1,553,116	927	54,089	3,165,224
Officer	2023	677,362	798,358	1,592,527	2,857	62,067	3,133,171

(1)	Salary equals base pay paid to each NEO during the applicable year, including any elective deferrals into the Kellogg Brown & Root, Inc. Retirement and Savings Plan or the KBR Elective Deferral Plan. The actual salary paid may fluctuate due to the timing of payroll processing at each year end. With respect to Mr. Bradie and Ms. Myles, their 2025, 2024, and 2023 salary payments were converted from British Pounds to U.S. Dollars using the exchange rate applicable for each month in each year. The exchange rates used were the rates reported by Bloomberg on the last business day of the month prior to payment. The exchange rates ranged from $1.2398 to $1.3706 during the period of January 4, 2025, through January 2, 2026; $1.2494 to $1.3380 during the period of December 30, 2023, through January 3, 2025; and $1.1943 to $1.2858 during the period of January 1, 2023, through December 29, 2023.
(2)	The amounts in column (d) represent the aggregate grant date fair value of awards granted in 2023, 2024, and 2025, pursuant to the KBR Stock and Incentive Plan. The fair values were determined in accordance with FASB ASC 718, “Stock Compensation.” Assumptions used in the calculation of these amounts are described in note 1 under “Significant Accounting Policies” and note 18 under “Share-based Compensation and Incentive Plans” of our audited financial statements included in our annual report on Form 10-K for the fiscal year ended January 2, 2026, and the comparable disclosures in fiscal 2023 and fiscal 2024. Stock awards granted to Mr. Bright in 2023, 2024, and 2025 were later forfeited on July 11, 2025, the date of his termination of employment with KBR, to the extent they were unvested on that date.
(3)	With respect to the performance awards granted in 2023, 2024, and 2025, which are based 50% on TSR, and to that extent are included in the value of stock awards in column (d), the assumptions assume the probable outcome of the TSR performance condition, which is computed in accordance with FASB ASC 718 (excluding the effect of estimated forfeitures). At maximum performance, the value of the shares of KBR common stock underlying each performance award reported in column (d) would be equal to the product of twice the number of shares of KBR common stock underlying each performance award and $55.70, with respect to the performance awards granted in 2023, $59.28, with respect to the performance awards granted in 2024, and $48.29, and with respect to Mr. Bright’s additional performance award granted in 2025, also $54.82, with respect to the performance awards granted in 2025, the closing prices of KBR’s common stock on the dates of grant.

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Executive Compensation

This would give:

	Stock Awards Value under Column (d)
	2025	2024	2023
Name	($)	($)	($)
Mr. Bradie	8,500,102	7,650,143	7,250,135
Mr. Sopp	1,850,135	1,800,096	1,600,150
Mr. Ibrahim	1,350,044	1,200,064	1,000,094
Ms. Galindo	1,150,123	1,100,118	N/A
Ms. Myles	950,057	900,048	850,038
Mr. Bright	1,700,179	1,300,010	1,250,075

The performance awards granted to Mr. Bright in 2023, 2024, and 2025 were later forfeited on July 11, 2025, the date of his termination of employment with KBR.

(4)	Amounts reportable in column (e) relate to (i) payments under our Performance Pay Plan for 2025, 2024, and 2023; and (ii) payments related to the 50% portions of the 2023, 2022, and 2021 performance awards that are based on the B2B performance measure with respect to the 2023 and 2022 performance awards and JIS performance measure with respect to the 2021 performance awards and which were granted under our KBR Stock and Incentive Plan. Benefits under our Performance Pay Plan and the KBR Stock and Incentive Plan are payable by their terms during the first quarter of the following year. As described in the “Short-Term Incentives (Annual)” section of this proxy statement, with regard to payments under our Performance Pay Plan for 2025, the Compensation Committee exercised negative discretion to reduce the adjusted EPS metric payout from 68.9% to 13.1%, reflecting the loss per share from discontinued operations associated with the contract termination and wind down of the HomeSafe Alliance joint venture.
(5)	The amounts shown in column (f) include the following:

		Benefit Restoration	Elective Deferral	Total(a)
Name	Year	($)	($)	($)
Bradie	2025	2,618	—	2,618
	2024	3,850	—	3,850
	2023	11,507	—	11,507
Sopp	2025	—	—	—
	2024	1,131	—	1,131
	2023	3,583	—	3,583
Ibrahim	2025	698	—	698
	2024	994	—	994
	2023	3,238	—	3,238
Galindo	2025	157		157
	2024	286	—	286
Myles	2025	—	—	—
	2024	—	—	—
	2023	—	—	—
Bright	2025	637	—	637
	2024	927	—	927
	2023	2,857	—	2,857

(a)

Any amounts reportable here and in column (f) of the Summary Compensation Table are payable in connection with KBR’s nonqualified deferred compensation plans, including the KBR Benefit Restoration Plan (“Benefit Restoration”) and KBR Elective Deferral Plan (“Elective Deferral”). These amounts reflect above-market or preferential earnings on nonqualified deferred compensation. Ms. Myles is not eligible to participate in the KBR Benefit Restoration Plan because her compensation is not subject to the limitations imposed under the Internal Revenue Code. None of our NEOs participate in the KBR Elective Deferral Plan.

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Executive Compensation

(6)	The amounts shown in column (g) include the following:

	All Other Compensation for 2025
	Retirement Plan	Benefit Restoration	U.K. Pension Plan	Car		Executive	Global Medical	Financial Planning/	Severance
	Company Match	Award	Company Allowable(a)	Allowance(b)	Travel(c)	Physicals(d)	Plan(e)	Tax Preparation Fees(f)	Pay	Total
Name	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
Bradie	13,693	57,018	—	—	22,671	—	76,381	25,697	—	195,460
Sopp	21,000	24,334	—	—	—	—	—	—	—	45,334
Ibrahim	20,719	20,470	—	—	—	2,150	—	15,000	—	58,339
Galindo	21,000	18,683	—	—	—	—	—	15,000	—	54,683
Myles(g)	—	—	45,405	11,825	—	8,279	—	7,625	—	73,134
Bright(h)	21,000	—	—	—	—	—	—	15,000	1,500,000	1,536,000

(a)	The amount in this column represents the cash payment provided to Ms. Myles in lieu of KBR’s standard 8% employer contribution to the KBR U.K. Limited Pension Plan.
(b)	The amount in this column represents a car allowance provided to Ms. Myles, which is an executive employee benefit offered to corporate employees located in the U.K.
(c)	The amount in this column represents travel payments for Mr. Bradie that relate to spousal travel for a business trip.
(d)	The amounts in this column represent the costs for executive physicals offered by KBR. KBR believes the health of its leadership impacts how it delivers for the organization. Taking a proactive approach to health and wellness with a focus on prevention aligns with KBR’s Zero Harm and Wellness Program initiatives and ensures business stability.
(e)	The amount in this column represents KBR’s cost for Mr. Bradie’s self-insured global medical plan.
(f)	The amounts in this column represent the costs for assistance with Mr. Bradie’s tax returns and Messrs. Bright and Ibrahim’s, Ms. Galindo and Ms. Myles’s financial planning. The cost for Mr. Bradie’s tax return assistance represents fees paid in 2025 that covered services related to the preparations of his 2023 and 2024 tax returns. The cost for Ms. Myles’s financial planning represents fees paid in 2025 that covered services for the last quarter of 2024 and the first three quarters in 2025.
(g)	Ms. Myles does not receive any U.S. income and thus is not eligible to participate in the 401(k) plan, under which KBR made employer matching contributions, or KBR Benefit Restoration Plan.
(h)	Mr. Bright did not receive an award for 2025 under the KBR Benefit Restoration Plan because he was not a participant on the last day of the allocation year due to his termination of employment on July 11, 2025.
(7)	In connection with Shad E. Evans's appointment as Chief Financial Officer of KBR, Inc. effective as of January 5, 2026, Mr. Sopp transitioned to a newly created role, Executive Vice President, Strategic Transactions, overseeing the team responsible for successfully spinning off KBR's Mission Technology Solutions business. Effective February 4, 2026, Mr. Sopp was also appointed Interim Chief Executive Officer of Mission Technology Solutions.
(8)	Mr. Bright's employment with KBR terminated on July 11, 2025.

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Executive Compensation

Grants of Plan-Based Awards

The following table provides information regarding awards in 2025 under the KBR Senior Executive Performance Pay Plan and the KBR Stock and Incentive Plan.

											All
											Other	Grant
											Stock	Date Fair
				Number of	Estimated Future Payouts			Estimated Future Payouts			Awards:	Value of
				Non‑Equity	Under Non-Equity Incentive			Under Equity Incentive Plan			Number of	Stock
				Incentive	Plan Awards(2)			Awards(2)			Shares of	and
				Plan Units							Stock or	Option
	Grant	Grant	Approval	Granted	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Awards(4)
Name	Type(1)	Date	Date	(#)	($)	($)	($)	(#)	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Stuart J. B. Bradie	STI	—	—	—	487,688	1,950,750	3,901,500	—	—	—	—	—
	PAs - TSR	2/27/2025	2/20/2025	—	—	—	—	708,333	2,833,333	5,666,666	—	2,045,666
	PAs - B2B	2/27/2025	2/20/2025	2,833,334	708,334	2,833,334	5,666,668	—	—	—	—	—
	RSUs	2/27/2025	2/20/2025	—	—	—	—	—	—	—	58,674	2,833,367
Mark W. Sopp	STI	—	—	—	189,032	756,129	1,512,258	—	—	—	—	—
	PAs - TSR	2/27/2025	2/19/2025	—	—	—	—	154,167	616,666	1,233,332	—	445,233
	PAs - B2B	2/27/2025	2/19/2025	616,667	154,167	616,667	1,233,334	—	—	—	—	—
	RSUs	2/27/2025	2/19/2025	—	—	—	—	—	—	—	12,771	616,712
J. Jay Ibrahim	STI	—	—	—	172,916	691,663	1,383,326	—	—	—	—	—
	PAs - TSR	2/27/2025	2/19/2025	—	—	—	—	112,500	450,000	900,000	—	324,900
	PAs - B2B	2/27/2025	2/19/2025	450,000	112,500	450,000	900,000	—	—	—	—	—
	RSUs	2/27/2025	2/19/2025	—	—	—	—	—	—	—	9,319	450,015
Sonia Galindo	STI	—	—	—	165,470	661,878	1,323,756	—	—	—	—	—
	PAs - TSR	2/27/2025	2/19/2025	—	—	—	—	95,833	383,333	766,666	—	276,766
	PAs - B2B	2/27/2025	2/19/2025	383,334	95,834	383,334	766,668	—	—	—	—	—
	RSUs	2/27/2025	2/19/2025	—	—	—	—	—	—	—	7,939	383,374
Jenni Myles	STI	—	—	—	147,804	591,215	1,182,429	—	—	—	—	—
	PAs - TSR	2/27/2025	2/19/2025	—	—	—	—	79,167	316,666	633,332	—	228,633
	PAs - B2B	2/27/2025	2/19/2025	316,667	79,167	316,667	633,334	—	—	—	—	—
	RSUs	2/27/2025	2/19/2025	—	—	—	—	—	—	—	6,558	316,686
W. Byron Bright, Jr.(5)	STI	—	—	—	185,548	742,190	1,484,381	—	—	—	—	—
	PAs - TSR	2/27/2025	2/19/2025	—	—	—	—	112,500	450,000	900,000	—	324,900
	PAs - B2B	2/27/2025	2/19/2025	450,000	112,500	450,000	900,000	—	—	—	—	—
	RSUs	2/27/2025	2/19/2025	—	—	—	—	—	—	—	9,319	450,015
	PAs - TSR	5/8/2025	2/19/2025	—	—	—	—	29,167	116,666	233,332	—	84,233
	PAs - B2B	5/8/2025	2/19/2025	116,667	29,167	116,667	233,334	—	—	—	—	—
	RSUs	5/8/2025	2/19/2025	—	—	—	—	—	—	—	2,129	116,712

(1)	During fiscal year 2025, the NEOs received the following types of plan-based awards: STI (Annual); LTI Performance Cash and Stock Awards (“PAs”), which are based 50% on relative TSR and 50% on B2B; and KBR Restricted Stock Units (“RSUs”). All awards were granted under the KBR Stock and Incentive Plan, except that the STI was granted under the Performance Pay Plan, which is a performance program under the KBR Stock and Incentive Plan.
(2)	The PAs in the Non-Equity columns represent the 50% portion of the award based on B2B and have a target value of $1.00 per unit (not the value of KBR’s common stock), and such amounts represent the total dollar value of the incentive opportunity at the threshold, target, and maximum potential payout levels. The PAs in the Equity Incentive Plan columns represent the 50% portion of the award based on TSR and are based upon the number of shares of KBR common stock underlying each award at the threshold, target, and maximum potential payout levels. Actual STI and PA payouts may equal amounts between performance level percentages based on the achievement levels of performance metrics. The 2025 STI payouts are calculated using the Participant’s annual base salary as determined on January 1, 2025 (or the first day the Participant becomes eligible to participate in the Performance Pay Plan if such day occurs after the first day of January), unless approved otherwise. Ms. Myles’s annual base salary is approved and paid in British Pounds. STI payouts are paid in local currency, so Ms. Myles’s STI payouts are also paid in British Pounds. Her 2025 annual base salary was £431,985. Ms. Myles’s 2025 threshold, target, and maximum potential STI payouts in the table above have been converted to U.S. Dollars for presentation purposes using the exchange rate of £1 to $1.3686, which was the exchange rate used when presenting her proposed 2025 STI payout in U.S. Dollars to the Compensation Committee for approval in February 2026. Mr. Bright’s 2025 threshold, target, and maximum potential STI payouts in the table above reflect a prorated portion calculated with his base salary on May 1, 2025, in connection with his promotion to Chief Operation Officer. As described in the “Short-Term Incentives (Annual)” section of this proxy statement, the 2025 STI payouts were reduced by the Compensation Committee pursuant to its negative discretion. Estimated payouts of the portions of the PAs based 50% on TSR and 50% on B2B are each calculated using half of the Participant’s total KBR Long-Term Performance Cash and Stock Award granted in 2025.
(3)	The RSUs in column (l) vest equally over three years.
(4)	The amounts in column (m) are calculated for RSUs based on the product of the number of RSUs granted and the closing price of KBR’s common stock on the Grant Date, which was $48.29 for each grant other than Mr. Bright’s additional RSUs granted May 8, 2025, which had a closing price of $54.82. The amounts in column (m) are calculated for PAs based on each PA unit having a grant date fair value of $0.722. These amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC 718.
(5)	Mr. Bright was not eligible to receive a 2025 STI payout because he was not an active participant in the 2025 STI plan on the last day of the plan year due to his termination of employment on July 11, 2025, and his 2025 PAs and RSUs were forfeited due to his termination of employment.

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Executive Compensation

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

No Employment Agreements

Our NEOs do not have employment agreements. Each of our NEOs entered into a severance and change-in-control agreement that only provides for severance-type benefits, including severance following a change in control. For more information, see “Severance and Change-in-Control Agreements.”

Long-Term Incentives

During fiscal year 2025, our NEOs received the following types of plan-based awards under the KBR Stock and
Incentive Plan:

1.

An annual STI award, which is based on achieving goals for pre-established performance metrics and is paid in cash (see “Short-Term Incentives (Annual)” for more detail),

2.

LTI PAs, which are based 50% on B2B and 50% on relative TSR (see “KBR Long-Term Performance Cash and Stock Awards” for more detail), and

3.

RSUs.

The PAs were granted on February 27, 2025, and May 8, 2025. The PAs granted on May 8, 2025, were additional PAs granted to Mr. Bright in connection with his promotion to Chief Operating Officer on May 1, 2025. One-half of the target value of the PAs was granted with respect to the TSR portion of the award and consisted of a target number of units that each represent the right to receive one share of our common stock, with the number of such units initially determined by dividing the target value of the TSR portion of the award by $48.29, or with respect to Mr. Bright’s additional PAs, $54.82, the closing price of a share of our common stock on the date of grant (rounded up to the next whole unit). The number of such units (and, accordingly, the number of shares of our common stock delivered in settlement of the units) under the TSR portion of the PAs will depend on the level of achievement of the TSR performance objective and may vary from 0% to 200% of the original target number of units granted. The level of achievement of the TSR performance objective will be determined at the end of the performance period based on the level of achievement during the performance period of the comparison of the average TSR (measured with a 20-trading-day average price) of KBR’s common stock at the end of the performance period to the average TSR of each of the common stocks of the members of the peer group for the performance period. Specifically, each peer group company’s TSR is measured every quarter, indexed back to the start of the year, and KBR’s similarly calculated average quarterly indexed TSR is ranked relative to its peers. KBR’s average quarterly indexed TSR rank is measured over the three-year performance period, which runs from January 1, 2025, to December 31, 2027.

The remaining 50% of the PAs will be determined based on B2B over the same three-year performance period. The B2B portion of each PA has a target value of $1.00 per unit. B2B is a measurement of the value of awarded contracts in comparison to revenue earned in the period. B2B is a standard industry metric for both government and commercial/industrial peers. B2B is calculated as the average of the achievement levels of the B2B performance metric for each year during the three-year performance period. Like the TSR portion of the 2025 PAs, achievement of Threshold pays out at 25%, Target at 100%, and Maximum at 200%, all weighted 50%. However, the B2B portion of the 2025 PAs is paid out in cash, whereas the TSR portion of the 2025 PAs is settled in shares of our common stock. No award will be paid for B2B under the PAs until after the end of the three-year performance period when the average B2B earned will be calculated using the average B2B percentage achieved during each year in the three-year performance period.

In addition to the TSR and B2B performance measures, 20% of the PAs granted on February 27, 2025, and May 8, 2025, were subject to forfeiture if our Compensation Committee, in its sole discretion, determined that 2025 was not a successful year for us. The metric was a one-time metric that if not satisfied at the end of 2025 would result in the forfeiture of 20% of the PAs granted in 2025. In 2025, this performance metric was satisfied.

The stock-settled payout for the 50% TSR portion of the 2023, 2024, and 2025 grants of KBR Long-Term Performance Cash and Stock Awards are reported in the “Stock Awards” column of the Summary Compensation Table for 2023, 2024, and 2025, the years in which the awards were granted (rather than in the “Non-Equity Incentive Plan Compensation” column in the year they were earned (2025, 2026, and 2027)), because the TSR portion of KBR Long-Term Performance Cash and Stock Awards fell within the scope of FASB ASC 718.

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The cash payout for the 50% B2B portion of the 2023, 2024, and 2025 KBR Long-Term Performance Cash and Stock Awards will be reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the year earned because the B2B portion falls within the scope of FASB ASC 718. Due to the B2B performance requirement being met in 2025 for the 2023 KBR Long-Term Performance Cash and Stock Awards, the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table includes the B2B portion of the 2023 KBR Long-Term Performance Cash and Stock Awards in 2025.

In February 2025, our Compensation Committee approved long-term incentive target values of $8,500,000 for Mr. Bradie, $1,850,000 for Mr. Sopp, $1,350,000 for Mr. Ibrahim, $1,150,000 for Ms. Galindo, $950,000 for Ms. Myles, and $1,350,000 for Mr. Bright as described in the “Compensation Discussion and Analysis” section of this proxy statement under the header “KBR Stock and Incentive Plan.” Also in February 2025, our Compensation Committee approved an additional long-term incentive target value of $350,000 for Mr. Bright to be effective after his promotion to Chief Operating Officer on May 1, 2025. Long-term incentive awards were delivered through a combination of cash- and stock-based PAs and stock-based RSUs.

Our Compensation Committee determined the number of PAs for 2025 for each NEO by multiplying the total long-term incentive target value by 66⅔%, one-half of which was allocated to each of the B2B portion and the TSR portion of the award. The target value allocated to the B2B portion of the PA was divided by $1.00 (the target value of each unit associated with that portion of the PA). Our Compensation Committee decided to use $1.00 as the target value for the B2B portion of each PA for the purpose of administering and communicating the award. In addition, the use of $1.00 as a target value for the B2B portion of each PA is a means of expressing the value of that portion of the award since the number of PAs were granted based on the total target value of long-term incentive awards. The actual value of the B2B portion of a PA may increase to a maximum of 200% of $1.00, or $2.00, or decrease to below threshold to 0% of $1.00, or $0.00. The value of the B2B portion of PAs for performance between threshold and target or target and maximum will be calculated using linear interpolation. The target value of the PAs allocated to the TSR portion of the award is represented by a target number of units that each represent the right to receive one share of our common stock, with the number of such units initially determined by dividing the target value of the TSR portion of the award by the closing price of a share of our common stock on the date of grant (rounded up to the next whole unit). The number of such units (and, accordingly, the number of shares of our common stock delivered in settlement of the units) under the TSR portion of a PA may increase to a maximum of 200% of the original number of units granted, or decrease to 0% of the original number of units granted, in each case depending on the level of achievement of the TSR performance objective.

The Compensation Committee adopted a three-year performance award cycle because it promotes retention and aligns the long-term interests of the NEOs with the interests of our stockholders.

The RSUs granted on February 27, 2025, and with respect to Mr. Bright, also on May 8, 2025, under the KBR Stock and Incentive Plan vest in equal annual increments beginning on the first anniversary of the grant date. Our Compensation Committee determined the number of RSUs for each NEO by multiplying the total long-term incentive target value by 33⅓% and dividing the product by the closing price of our common stock on the date of grant.

In addition to the service requirement for vesting, 20% of the RSUs that were granted in 2025 were subject to forfeiture if our Compensation Committee, in its sole discretion, determined that 2025 was not a successful year for KBR. After reviewing KBR’s results for 2025, the Compensation Committee did not initiate a forfeiture.

Short-Term Incentives (Annual)

Our NEOs were eligible to participate in the Performance Pay Plan for the 2025 calendar year. Payouts under the Performance Pay Plan are based on a combination of individual performance and company performance against goals for pre-established performance metrics, as described in the Compensation Discussion and Analysis.

Each NEO’s short-term incentive award opportunity was based on a percentage of base salary for each possible performance level (threshold, target, or maximum), as follows: (i) for Mr. Bradie, 37.5%, 150%, and 300% and (ii) for Messrs. Sopp, Ibrahim and Bright, Ms. Galindo and Ms. Myles, 25%, 100%, and 200%.

Salary and Short-Term Incentive in Proportion to Total Compensation

Assuming target performance with respect to the long-term incentive awards, our CEO, Mr. Bradie, received approximately 28% of his total compensation in the form of base salary and annual cash-based STI awards, and our NEOs (other than our CEO) generally received on average approximately 50% of their total compensation in the form of base salary and annual cash-based STI awards. Please see the “Compensation Discussion and Analysis” section of this proxy statement for a description of the philosophy and objectives of our compensation program.

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Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on previously awarded equity grants outstanding as of January 2, 2026.

		Stock Awards
				Equity Incentive Plan	Equity Incentive Plan
			Market Value of	Awards: Number of	Awards: Market or Payout
		Number of Shares or	Shares or Units of	Unearned Shares, Units	Value of Unearned Shares,
		Units of Stock that	Stock that Have Not	or Other Rights that	Units or Other Rights that
		Have Not Vested(2)	Vested(3)	Have Not Vested(4)	Have Not Vested(5)
Name	Grant Date(1)	(#)	($)	(#)	($)
(a)		(b)	(c)	(d)	(e)
Stuart J. B. Bradie	2/27/2025	58,674	2,376,884	58,674	2,376,884
	2/22/2024	28,678	1,161,746	43,017	1,742,619
	2/22/2023	14,462	585,856	—	—
Total		101,814	4,124,486	101,691	4,119,503
Mark W. Sopp	2/27/2025	12,771	517,353	12,771	517,353
	2/22/2024	6,748	273,361	10,122	410,042
	2/22/2023	3,192	129,308	—	—
Total		22,711	920,022	22,893	927,395
J. Jay Ibrahim	2/27/2025	9,319	377,513	9,319	377,513
	2/22/2024	4,498	182,214	6,748	273,361
	2/22/2023	1,995	80,817	—	—
Total		15,812	640,544	16,067	650,874
Sonia Galindo	2/27/2025	7,939	321,609	7,939	321,609
	2/22/2024	4,124	167,063	6,186	250,595
	2/22/2023	1,995	80,817	—	—
Total		14,058	569,489	14,125	572,204
Jenni Myles	2/27/2025	6,558	265,665	6,558	265,665
	2/22/2024	3,374	136,681	5,061	205,021
	2/22/2023	1,696	68,705	—	—
Total		11,628	471,051	11,619	470,686
W. Byron Bright, Jr.(6)	5/8/2025	—	—	—	—
	2/27/2025	—	—	—	—
	2/22/2024	—	—	—	—
	2/22/2023	—	—	—	—
Total		—	—	—	—

(1)	The awards granted consist of RSUs and performance awards based on relative TSR under the KBR Stock and Incentive Plan.
(2)	With respect to the RSUs granted on February 22, 2023, February 22, 2024, and February 27, 2025, for all NEOs, and May 8, 2025, for Mr. Bright, the units vest at a rate of 33 ⅓% per year over a three-year vesting period. However, vesting of 20% of the total number of RSUs granted as part of the annual long-term incentive awards is subject to whether our Compensation Committee determines, in its sole discretion, that each of 2023, 2024, and 2025 was a successful year for KBR. The Compensation Committee determined that all three years were successful.
(3)	Market value in this table is based upon a fair market value of $40.51 per share, the closing price for KBR common stock on January 2, 2026 (the last trading day of the fiscal year).
(4)	This column includes the 50% portions of the performance awards granted in 2024 and 2025 that are based on TSR and settled in shares of our common stock. These performance awards vest, to the extent earned, at the end of the applicable three-year performance period.
(5)	This column includes the values of the TSR-based portions of the performance awards granted in 2024 and 2025, which are calculated by multiplying the market value based upon a fair market value of $40.51 per share for KBR common stock, the closing price on January 2, 2026 (the last trading day of the fiscal year), by the target number of shares of KBR common stock deliverable under the TSR-based portions of the performance awards granted in 2024 and 2025, which is equal to 100% of the number of shares of KBR common stock underlying each performance award. Under the SEC rules, the payout value reported in this column must be disclosed based on achieving threshold performance goals, except that if performance during the last completed fiscal year (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured) has exceeded threshold, we must disclose the next higher performance measure (target or maximum) that exceeds the last completed fiscal year’s performance (or, if the payout is based on performance to occur over more than one year, the last completed fiscal years over which performance is measured). Under SEC rules, if an award provides only for a single estimated payout, that amount should be reported.
(6)	Mr. Bright did not have any outstanding equity awards as of January 2, 2026, because all of his unvested RSUs and performance awards were forfeited on July 11, 2025, the date of his termination of employment with KBR.

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Executive Compensation

Option Exercises and Stock Vested

The following table shows information for 2025 regarding the exercise of stock options and the vesting of restricted stock units.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise(1)	Acquired on Vesting(2)	on Vesting(3)
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Stuart J. B. Bradie	—	—	68,417	3,169,217
Mark W. Sopp	—	—	15,205	704,517
J. Jay Ibrahim	—	—	9,789	454,519
Sonia Galindo	—	—	9,601	445,280
Jenni Myles	—	—	8,094	375,205
W. Byron Bright, Jr.	—	—	7,819	387,202

(1)	When applicable, represents the pre-tax value realized on option awards that were exercised during the fiscal year, computed by multiplying the number of shares acquired on exercise by the difference between the closing price of common stock on the exercise date and the option price.
(2)	Represents the number of restricted stock units (“RSUs”) and performance stock units (“PSUs”) that vested during the fiscal year 2025 and a portion of the cash and stock performance awards (“PAs”) granted in 2023 that vested on December 31, 2025. The amounts included under columns (d) and (e) above attributable to the PAs granted in 2023 reflect the TSR-based portion of such PAs that is settled in shares of KBR common stock. For Mr. Bradie, 35,989 RSUs, 8,998 PSUs, and 23,430 PAs vested. For Mr. Sopp, 8,027 RSUs, 2,007 PSUs, and 5,171 PAs vested. For Mr. Ibrahim, 5,246 RSUs, 1,311 PSUs, and 3,232 PAs vested. For Ms. Galindo, 5,096 RSUs, 1,273 PSUs, and 3,232 PAs vested. For Ms. Myles, 4,278 RSUs, 1,069 PSUs, and 2,747 PAs vested. For Mr. Bright, 6,256 RSUs, 1,563 PSUs, and 0 PAs vested. Mr. Bright’s PAs granted in 2023 were forfeited because his termination of employment occurred prior to their vesting date on December 31, 2025. The B2B-based portion of the PAs that vested in fiscal year 2025 is not included under columns (d) and (e) above since it was paid out in cash but is reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2025.
(3)	Represents the pre-tax value realized on stock awards that vested during the fiscal year, computed by multiplying the number of shares acquired on vesting by the closing price of common stock on the vesting date. This also represents the value realized on the TSR-based portion of the 2023 PAs at the end of the three-year performance period on December 31, 2025, computed by multiplying the product of the target number of shares of KBR common stock granted and the TSR metric payout percentage of 54% (i.e., the number of shares of KBR common stock earned) by the closing price of common stock on December 31, 2025. The TSR metric payout percentage of 54% was certified by our Board, with respect to Mr. Bradie, and Compensation Committee, with respect to our other NEOs, effective as of February 26, 2026. The value realized on the TSR-based portion of the 2023 PAs on the date of certification for each NEO except Mr. Bright is as follows: Mr. Bradie, $984,997; Mr. Sopp, $217,389; Mr. Ibrahim, $135,873; Ms. Galindo, $135,873, and Ms. Myles, $115,484. Mr. Bright’s PAs granted in 2023 were forfeited because his termination of employment occurred prior to their vesting date on December 31, 2025.

Pension Benefits

Our NEOs did not participate in a KBR-sponsored pension plan required to be reported under the Pension Benefits table.

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Executive Compensation

Nonqualified Deferred Compensation

The following table provides information regarding each NEO’s contributions to covered deferred compensation plans, earnings accrued during the year, withdrawals and distributions during the year, and plan balances at fiscal year-end.

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Contributions	Earnings in	Withdrawals/	Balance at
		in Last FY(1)	in Last FY(2)	Last FY(3)	Distributions	Last FYE(4)
Name	Plan	($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)
Stuart J. B. Bradie	Elective Deferral	—	—	—	—	—
	Restoration	—	57,018	44,338	—	739,760
Mark W. Sopp	Elective Deferral	—	—	—	—	—
	Restoration	—	24,334	34,144	—	256,467
J. Jay Ibrahim	Elective Deferral	—	—	—	—	—
	Restoration	—	20,470	12,266	—	207,503
Sonia Galindo	Elective Deferral	—	—	—	—	—
	Restoration	—	18,683	5,093	—	75,752
Jenni Myles	Elective Deferral	—	—	—	—	—
	Restoration	—	—	—	—	—
W. Byron Bright, Jr.	Elective Deferral	—	—	—	—	—
	Restoration	—	—	12,556	—	175,629

(1)	To the extent there are any amounts listed in column (b) above, those amounts will also be reported as compensation in the most recent year in columns (c) and/or (g) of the Summary Compensation Table.
(2)	The amounts in column (c) are reported as compensation for 2025 in column (g) of the Summary Compensation Table.
(3)	Only the above-market earnings in column (d) are reported as compensation for 2025 in column (f) of the Summary Compensation Table.
(4)	Only the amount of the aggregate balance in column (f) that relates to registrant contributions that are reported in column (c) are reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for 2025 as well as amounts previously reported in prior Summary Compensation Tables. The amounts disclosed in the Summary Compensation Table, both as currently and previously reported for 2023 and 2024, as applicable, for each NEO except Ms. Myles are as follows: Mr. Bradie, $157,496; Mr. Sopp, $66,693; Mr. Ibrahim, $54,379; Ms. Galindo, $35,332; and Mr. Bright, $39,219. Mr. Bright did not receive a registrant contribution for 2025 under the KBR Benefit Restoration Plan because he was not a participant on the last day of the allocation year due to his termination of employment on July 11, 2025. Ms. Myles is not eligible to participate in the KBR Benefit Restoration Plan because her compensation is not subject to the limitations imposed under the Internal Revenue Code.

Narrative Disclosure to Nonqualified Deferred Compensation Table

Under the Elective Deferral Plan, voluntary pretax deferrals of up to 75% of base salary and incentive compensation are allowed each year. The Benefit Restoration Plan does not allow employee elective deferrals.

Earnings under the Elective Deferral Plan are based upon the executive’s election from a variety of investment options that include both stock and bond funds. Generally, participants may change their investment elections without limit; however, most of the funds are subject to waiting periods for transfers and reallocations into and out of the same fund. Any preferential interest credited above 120% of the applicable Federal long-term rate is recorded in column (f) the Summary Compensation Table.

Earnings for the Benefit Restoration Plan that were applicable to allocation years prior to January 1, 2024, were credited based on a legacy bond fund in the KBR Elective Deferral Plan, which had 2023 yields that exceeded 120% of the applicable Federal long-term rates. That preferential interest is recorded in column (f) of the Summary Compensation Table. In 2025, some of our NEOs received awards under the Benefit Restoration Plan in the amounts shown in the footnote table to column (g) of the Summary Compensation Table. Earnings for the Benefit Restoration Plan that are applicable to allocation years beginning on and after January 1, 2024, will be credited based upon the executive’s election from a variety of investment options that consist of the same funds offered under the Elective Deferral Plan. Similar to the Elective Deferral Plan, participants under the Benefit Restoration Plan may change their investment elections without limit, subject to the waiting periods for transfers into and out of the same fund.

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Benefits under the Benefit Restoration Plan are paid in a lump sum upon termination. Benefits under the Elective Deferral Plan are paid on termination of employment or a specified future date, either as a lump sum or in installments. Withdrawals under the Elective Deferral Plan are allowed in the case of an unforeseeable emergency.

Elements of Post-Termination Compensation and Benefits

KBR entered into severance and change-in-control agreements with each of our NEOs — in 2014 with respect to Mr. Bradie, in 2015 with respect to Mr. Ibrahim, in 2017 with respect to Mr. Sopp, and in 2021 with respect to Ms. Galindo, Ms. Myles and Mr. Bright.

Termination events that trigger payments and benefits include a change in control, normal or early retirement, termination without cause or for good reason, voluntary termination, disability, and death. Post-termination payments may include severance, accelerated vesting of restricted stock and stock options, maximum payments under cash-based short-term and long-term incentive plans, nonqualified account balances, and health benefits, among others. See “2025 Potential Payments Upon Termination or Change in Control” for more detail on: (i) estimated potential payments and benefits under Ms. Galindo, Ms. Myles and Messrs. Bradie, Ibrahim, and Sopp’s severance and change-in-control agreements and (ii) the actual payment received by Mr. Bright in connection with his termination of employment in 2025 pursuant to his severance and change-in-control agreement and release and full settlement agreement. See “Severance and Change-in-Control Agreements” for a description of:

(a)	the specific circumstances that would trigger payments and benefits,
(b)	the payment and benefit levels under various circumstances,
(c)	any material conditions or obligations applicable to the receipt of payments or benefits, and
(d)	any other material factors regarding the severance and change-in-control agreements.

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2025 Potential Payments Upon Termination or Change In Control

					Involuntary Not for	For Cause
		Change in Control	Change in Control	Retirement,	Cause Termination	Termination or
		without	with Involuntary	Disability, or	or Resignation for	Resignation without
		Termination on	Termination on	Death on	Good Reason on	Good Reason on
		1/2/2026	1/2/2026	1/2/2026(6)	1/2/2026	1/2/2026
Executive	Benefits(1)(2)	($)	($)	($#)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Stuart J. B. Bradie	Stock Awards	—	4,124,485	4,124,485	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	13,677,150	8,791,455	—	—
	Cash Severance(5)	—	12,189,191	2,206,298	6,502,500	—
Total		—	29,990,826	15,122,238	6,502,500	—
Mark W. Sopp	Stock Awards	—	920,023	920,023	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	3,065,320	1,976,848	—	—
	Cash Severance(5)	—	3,957,330	855,182	1,512,258	—
Total		—	7,942,673	3,752,053	1,512,258	—
J. Jay Ibrahim	Stock Awards	—	640,544	640,544	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	2,076,661	1,303,477	—	—
	Cash Severance(5)	—	3,697,610	816,854	1,383,326	—
Total		—	6,414,815	2,760,875	1,383,326	—
Sonia Galindo	Stock Awards	—	569,490	569,490	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	1,897,990	1,224,877	—	—
	Cash Severance(5)	—	3,477,849	781,678	1,323,756	—
Total		—	5,945,329	2,576,045	1,323,756	—
Jenni Myles	Stock Awards	—	265,665	265,665	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	1,576,761	1,022,338	—	—
	Cash Severance(5)	—	2,983,191	606,221	1,182,429	—
Total		—	4,825,617	1,894,224	1,182,429	—
W. Byron Bright, Jr.(7)	Stock Awards	—	—	—	—	—
	Stock Options(3)	—	—	—	—	—
	Performance Awards(4)	—	—	—	—	—
	Cash Severance(5)	—	—	—	1,500,000	—
Total		—	—	—	1,500,000	—

(1)	The aggregate nonqualified deferred compensation payable to each NEO upon termination is set forth in column (f) of the Nonqualified Deferred Compensation Table and is not reflected in this table.
(2)	This table includes amounts payable to the NEOs assuming they remained employed through January 2, 2026, pursuant to the Performance Pay Plan, as reported in column (e) of the Summary Compensation Table. If an NEO is terminated for “cause” (as defined under the applicable plan/program), all such executive’s rights to payment would be automatically forfeited. This table does not include benefits that are generally available to all salaried employees.
(3)	No amounts are shown for stock options in this table because there were no unvested stock options as of January 2, 2026. KBR last granted stock options in 2015.
(4)	Assumes for purposes of a change in control with an involuntary termination, retirement, disability, or death that payout for the Performance Awards will be at target. Performance Awards are fully vested on a change-in-control termination but are prorated on retirement, disability, or death. While the value of the 2023 Performance Awards is included in the Change in Control with Involuntary Termination column based on target as required pursuant to applicable reporting rules, those awards actually paid out at 125% of target with respect to the B2B portion and 54% with respect to the TSR portion.
(5)	Cash severance includes welfare costs in the case of a change in control with an involuntary termination. With respect to Mr. Bradie, welfare costs are estimated using the highest cost medical plan option available to KBR employees. Cash severance in the case of retirement, disability, or death is equal to the actual short-term incentive (“STI”) payout (prorated to the date of termination if the date of termination occurs before the end of the performance period). Ms. Myles’s annual base salary is approved and paid in British Pounds. STI payouts are paid in local currency, so Ms. Myles’s STI payouts are also paid in British Pounds. Ms. Myles’s actual 2025 STI payout was £445,377, but it has been converted to U.S. Dollars in the table above for presentations purposes using the exchange rate of £1 to $1.3686, which was the exchange rate used when presenting her proposed 2025 STI payout in U.S. Dollars to the Compensation Committee for approval in February 2026. Cash severance does not include amounts that may be paid under the severance plan generally available to all employees because the NEOs are not eligible for that plan while party to an individual severance agreement.

86 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

(6)	Retirement is completely discretionary and subject to the approval of our Compensation Committee except for Messrs. Bradie and Ibrahim. With respect to Messrs. Bradie and Ibrahim, retirement means resignation from employment (other than for “good reason” (as defined under their severance and change-in-control agreements)) on any date after reaching age 65 or, with the approval of our Compensation Committee, on any date (x) after reaching age 55 (with at least eight (ten for Mr. Ibrahim) years of service) or (y) after the sum of their age and years of service is 70 or greater.
(7)	The amount in column (f) reflects the actual payment received by Mr. Bright in connection with his termination of employment on July 11, 2025, under the terms of his severance and change-in-control agreement and release and full settlement agreement.

Severance and Change-in-Control Agreements

Our Compensation Committee approved the Agreement — a form of severance and change-in-control agreement — for each of the NEOs and certain other senior executive officers.

Circumstances that Would Trigger Payments and Benefits

The Agreement will terminate automatically on the earlier of (i) the executive’s termination of employment with KBR or (ii) in the event of a change in control during the term of the Agreement, two years following the change in control.

The Agreement provides for:

(i)	severance termination benefits (prior to a change in control);
(ii)	double-trigger change-in-control termination benefits (on or after a change in control); and
(iii)	death, disability, and retirement benefits.

Under the Agreement, “cause,” “good reason,” and “change in control” are defined as described below.

CAUSE

“Cause” for a severance termination prior to a change in control means any of the following:

(i)
the executive’s gross negligence or willful misconduct in the performance of the duties and services required by the Company;
(ii)
the executive’s conviction of, or plea other than not guilty to, a felony or a misdemeanor involving moral turpitude;
(iii)
a material violation of the Company’s Code of Business Conduct; or
(iv)
executive’s failure to perform, in a reasonably satisfactory manner, the duties and services required by the Company, provided that the Company gives the executive at least 10 days’ written notice to cure the failure.

However, under Ms. Galindo’s Agreement, the definition of “cause” above does not include (iv).

“Cause” for a termination on or within two years after a change in control means (i), (ii), and (iii) above (whether occurring before, on, or after a change in control).

GOOD REASON

“Good Reason” for a severance termination prior to a change in control means a 25% or more diminution in the executive’s base salary, unless a similar reduction is made to the base salaries of all senior executive officers of the Company, and with respect to Mr. Bradie, it also means (ii) and (iii) of the definition of “good reason” below, and with respect to Ms. Galindo, it also means (iii) of the definition of “good reason” below.

“Good Reason” for a termination on or within two years after a change in control means any of the following:

(i)
a material diminution in the executive’s base salary;
(ii)
a material diminution in the executive’s authority, duties, or responsibilities, including, with respect to Mr. Bradie, the failure to maintain him in the position of CEO of the Company or nominate him to stand for re-election to the Board of Directors, and with respect to Ms. Galindo, the failure to maintain her in a position that reports directly to the CEO of the Company’s ultimate parent company, or if there is no CEO, the highest ranking executive officer; or
(iii)
unless agreed to by the executive, the relocation of the offices at which the executive is principally employed to a location more than 50 miles away.

CHANGE IN CONTROL

“Change in Control” is generally triggered upon any of the following:

(i)
a person acquires 20% or more of the voting power of the Company;
(ii)
the majority of our Board of Directors changes;
(iii)
a merger or consolidation of the Company (unless the Company still controls a majority of the voting stock);
(iv)
a complete liquidation or dissolution of the Company; or
(v)
a sale, disposition, lease, or exchange of all or substantially all the Company’s assets.

KBR, INC. PROXY STATEMENT | 2026 87

Executive Compensation

TERMINATION DUE TO DEATH OR DISABILITY

If at any time during the term of an Agreement, the NEO dies or becomes disabled, then KBR will provide the executive (or the executive’s estate) with the following benefits:

(i)	the executive’s unearned bonus under the annual cash incentive plan payable for the fiscal year in which the termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan. Any such earned amount will be prorated to the executive’s date of termination and paid in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15 following the end of the performance period;
(ii)	the executive’s unpaid bonus (if any) accrued under the annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s date of termination, which shall be paid in a lump sum on the normal payment date for such bonuses, but not later than the March 15 following the end of such prior performance period;
(iii)	the restrictions on all restricted stock and restricted stock units held by the executive will lapse in full on the date of termination;
(iv)	all stock options and stock appreciation rights (“SARs”) held by the executive will become fully vested and exercisable on the date of termination and may be exercised until the earlier of the second anniversary of the date of termination (unless otherwise provided by our Compensation Committee, in its discretion) and the remaining term of such option or SAR;
(v)	all outstanding performance awards granted to the executive will be prorated to the date of termination, and to the extent such awards become “earned” based on actual performance results at the end of the performance period, will be paid to the executive in a lump sum on the normal payment date for such awards under the plan, but not later than the March 15 following the end of the performance period; and
(vi)	all the executive’s account balances in all supplemental and nonqualified retirement plans of KBR and its affiliates will become fully vested on the date of termination.

TERMINATION DUE TO RETIREMENT

If at any time during the term of the Agreement, the NEO retires, then KBR will provide the executive with the above death and disability benefits, except that the executive may only exercise stock options and SARs until the earlier of the first anniversary of the date of termination (unless otherwise provided by our Compensation Committee, in its discretion) and the remaining term of such options or SARs. Retirement is completely discretionary and subject to the approval of our Compensation Committee except for Messrs. Bradie and Ibrahim. With respect to Messrs. Bradie and Ibrahim, retirement means resignation from employment (other than for “good reason” (as defined under their Agreements)) on any date after reaching age 65 or, with the approval of our Compensation Committee, on any date (x) after reaching age 55 (with at least eight (ten for Mr. Ibrahim) years of service) or (y) after the sum of their age and years of service is 70 or greater.

VOLUNTARY TERMINATION WITHOUT GOOD REASON OR RETIREMENT

If at any time during the term of the Agreement, the NEO voluntarily terminates employment for any reason other than a “good reason” or retirement, the executive will not be entitled to any payments or benefits and the executive’s vested stock options and SARs must be exercised within 30 days of the date of termination or, if earlier, before the applicable expiration date.

TERMINATION FOR CAUSE

If at any time during the term of the Agreement, the NEO’s employment is terminated by KBR for “cause,” the executive will not be entitled to any severance payments or benefits.

TERMINATION WITHOUT CAUSE OR BY THE EXECUTIVE FOR GOOD REASON

If, prior to a change in control, the NEO’s employment is terminated by KBR (except for “cause”), or if the NEO terminates employment for “good reason,” KBR will provide the executive with the following benefits:

(i)	a lump-sum cash payment equal to the sum of: (i) one (two with respect to Mr. Bradie) year’s base salary in effect at termination, plus (ii) (two times with respect to Mr. Bradie) the executive’s annual target bonus opportunity;
(ii)	all vested stock options and SARs may be exercised within the one-year period following termination, but not later than the remaining term of the option or SARs; and
(iii)	all unvested stock options, SARs, restricted stock, restricted stock units, and performance awards will be forfeited, unless and to the extent provided otherwise by our Compensation Committee, in its discretion, with respect to non-performance awards.

88 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

TERMINATION FOLLOWING A CHANGE IN CONTROL

If on the date of, or within two years after, a change in control, KBR terminates the NEO’s employment without cause or the NEO terminates employment for “good reason,” then KBR will provide the executive with the following change-in-control termination benefits:

(i)	a lump sum cash payment equal to the sum of: (i) two times (three times with respect to Mr. Bradie) the executive’s base salary in effect at termination (or, if higher, the executive’s base salary in effect immediately prior to the change in control), plus (ii) two times (three times with respect to Mr. Bradie) the executive’s annual target bonus opportunity;
(ii)	the executive’s unearned bonus under the annual cash incentive plan payable for the fiscal year in which the executive’s termination occurs, with such bonus amount determined at the end of the performance period in accordance with the plan, and then such earned amount (if any) (x) prorated to the executive’s date of termination and (y) paid to the executive in a lump sum on the normal payment date for such annual bonuses, but not later than the March 15 following the end of the performance period;
(iii)	the executive’s unpaid bonus (if any) accrued under the annual cash incentive plan for the fiscal year that ended on or immediately before the executive’s termination, which will be paid to the executive in a lump sum on the normal payment date for such bonuses, but not later than 74 days following the executive’s termination of employment;
(iv)	all the outstanding stock options, SARs, restricted stock and restricted stock unit awards, and other equity-based awards granted by KBR to the executive that are not performance awards will become fully vested and immediately exercisable or payable in full on the effective date of the release required under the Agreement, provided such release is timely executed by the executive following termination of employment;
(v)	all performance award units other than those that are covered under the annual cash incentive plan will become fully vested and paid at target performance as soon as administratively feasible following the termination of employment, but not later than March 15 of the year following such termination;
(vi)	all account balances in any supplemental and nonqualified retirement plans will become fully vested; and
(vii)	welfare plan costs equal to two times (three times with respect to Mr. Bradie) the total annual cost to the executive and KBR of the medical, dental, life, and disability benefits provided to the executive and the executive’s eligible dependents by KBR for the year of the executive’s termination.

MR. BRIGHT’S RESIGNATION, GENERAL RELEASE AND SETTLEMENT AGREEMENT

As we disclosed on July 9, 2025, Mr. Bright entered into a resignation, general release and settlement agreement with KBR (the “Bright Agreement”), and his employment was terminated effective July 11, 2025. The Bright Agreement provides for benefits consistent with a termination without cause according to Mr. Bright’s severance and change-in-control agreement: a lump sum cash payment of $1,500,000, calculated based on the sum of his base salary as of the date of termination plus his annual target bonus opportunity, and an extension of the option exercise period of Mr. Bright’s stock options to the earlier of one year following his termination date or the last day of the applicable term of each such stock option. Mr. Bright did not have any outstanding stock options on his termination date.

Determination of Appropriate Payment and Benefit Levels under Various Circumstances

The Agreement was crafted based on an analysis of practices in our Peer Group at the time and the market generally, presented by the Compensation Committee’s independent compensation consultant at the time. The Compensation Committee regularly reviews the Agreement to ensure it remains aligned with Peer Group practices.

Material Preconditions to Receiving Payments or Benefits

As a condition to receiving severance benefits upon a termination by KBR (except for “cause”) or a resignation by the executive for “good reason” or retirement, an executive must first execute a release and full settlement agreement. The Agreement also contains customary confidentiality, non-competition, and non-solicitation covenants, as well as a mandatory arbitration provision. In addition, the Agreement contains a clawback provision that allows KBR to recover any benefits paid under the Agreement if we determine within two years after the executive’s termination of employment that the executive’s employment could have been terminated for cause.

No Employment Agreements

KBR has no employment agreements with its NEOs.

KBR, INC. PROXY STATEMENT | 2026 89

Executive Compensation

CEO Pay Ratio

Presented below is the ratio of the annualized total compensation of Mr. Bradie, our CEO, to the annual total compensation of our median employee (excluding the CEO).

Pay Ratio Methodology and Calculation

Determination of Employee Population

We determined that, as of January 2, 2026, our employee population consisted of approximately 32,863 individuals working for KBR and its consolidated subsidiaries, with approximately 15,307 of these individuals located in the U.S. This population consisted of our full-time, part-time, external, and temporary employees (we do not have seasonal workers) and excluded approximately 9,347 employees working in joint ventures that are not consolidated subsidiaries of KBR and who are not otherwise our employees. This population also excluded approximately 3,407 external individuals working for KBR, whose take home pay we do not control. As permitted by SEC rules, we excluded 100% of the employees in the following non-U.S. jurisdictions: Azerbaijan (5), Belgium (9), Bulgaria (9), Czech Republic (11), Guam (4), Hungary (1), Indonesia (120), Kazakhstan (1), Latvia (1), Malaysia (6), Oman (4), Puerto Rico (1), Romania (18), and Thailand (1). The total number of employees in non-U.S. jurisdictions excluded was 191. As a result, the total number of employees used to identify the median of the annual total compensation of all our employees was approximately 32,672, of which approximately 15,307 were located in the U.S.

Consistently Applied Compensation Measure

We used total cash compensation for 2025 (without making any cost-of-living adjustment) as a consistently applied compensation measure to identify our median employee. Total cash compensation is a relatively broad measure of pay. Short-term and long-term equity-based incentives were not considered since such incentives are not broad-based and including them would not substantially affect the determination of our median employee. We chose not to use earnings reported to the Internal Revenue Service on Form W-2 for employees in the U.S. because those amounts would include equity-based compensation and W-2 earnings is not a measure that can be easily applied consistently to employees outside the U.S. Compensation of employees who were on unpaid leave of absence was annualized.

Data Gathering

While SEC rules allow for statistical sampling or “other reasonable methods,” we collected data for all employees. It would have been costly to create a subgroup that was representative of the entire employee population given that the non-U.S. employees included in the calculation are based in approximately 33 countries.

Pay Ratio Calculation

After we identified our median employee, we calculated all the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $86,461. The annual total compensation of our CEO was $11,614,552, as reported in the “Total” column of our 2025 Summary Compensation Table included in this proxy statement.

Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 134:1.

Employee	2025 Compensation
Our CEO	$11,614,552
Our Median Employee	$86,461
Pay Ratio	134:1

The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. The pay ratio reported by other companies may not be comparable to KBR’s pay ratio, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in their calculations.

90 2026 | KBR, INC. PROXY STATEMENT

Executive Compensation

Pay Versus Performance

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance measures of the Company. For more information, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

					Value of Initial Fixed $100
					Investment Based on:
	Summary		Average Summary	Average	Company	Peer Group		Company-Selected
	Compensation	Compensation	Compensation Table	Compensation	Total	Total		Performance
	Table Total for	Actually Paid to	Total for Non-CEO	Actually Paid to	Shareholder	Shareholder	Net Income	Measure: Adjusted
	CEO(1)	CEO(2)	NEOs(3)	Non-CEO NEOs(4)	Return(5)	Return(6)	(Loss)(7)	EPS(8)(9)
Year	($)	($)	($)	($)	($)	($)	($ in Millions)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	11,614,552	4,882,906	2,776,970	1,408,337	138.12	212.94	403	3.93
2024	12,556,945	13,432,658	3,147,439	3,317,203	198.50	194.56	381	3.33
2023	12,659,920	15,968,454	3,017,505	3,602,870	184.57	169.87	(261)	2.91
2022	12,617,035	16,957,757	2,943,662	3,716,852	174.25	137.07	192	2.71
2021	12,024,347	22,501,119	2,595,828	3,781,778	155.66	124.96	35	2.43

(1)	The amounts in this column are the amounts of total compensation reported for Mr. Bradie for each corresponding year in the “Total” column of the Summary Compensation Table on page 76.
(2)	The amounts in this column represent the amount of “Compensation Actually Paid” to Mr. Bradie, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Bradie during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Bradie’s total compensation for each year to determine the “Compensation Actually Paid”:

				Reported Change in
	Reported Summary			the Actuarial Present		Compensation
	Compensation Table	Reported Value of	Equity Award	Value of Pension	Pension Benefits	Actually Paid to
	Total for CEO	Equity Awards(a)	Adjustments(b)	Benefits(c)	Adjustments	CEO
Year	($)	($)	($)	($)	($)	($)
2025	11,614,552	(4,879,034)	(1,852,612)	—	—	4,882,906
2024	12,556,945	(4,819,548)	5,695,261	—	—	13,432,658
2023	12,659,920	(4,630,378)	7,938,912	—	—	15,968,454
2022	12,617,035	(4,641,028)	8,981,750	—	—	16,957,757
2021	12,024,347	(4,256,264)	14,733,036	—	—	22,501,119

(a)	This column reflects the grant date fair value of equity awards, which are the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:
(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)	the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;
(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;
(v)	for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and
(vi)	the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

KBR, INC. PROXY STATEMENT | 2026 91

Executive Compensation

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

			Fair Value as	Year over Year	Fair Value at the	Value of Dividends
		Year over Year	of Vesting	Change in Fair	End of the Prior	or Other Earnings
		Change in Fair	Date of Equity	Value of Equity	Year of Equity	Paid on Stock or
	Year-End Fair	Value of	Awards	Awards Granted	Awards that Failed	Option Awards Not
	Value of Equity	Outstanding	Granted and	in Prior Years	to Meet Vesting	Otherwise Reflected	Total Equity
	Awards Granted	and Unvested	Vested in the	that Vested in	Conditions in the	in Fair Value or	Award
	in Year	Equity Awards	Year	the Year	Year	Total Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2025	3,938,199	(5,411,305)	—	(427,352)	—	47,846	(1,852,612)
2024	5,592,210	(143,980)	—	221,880	—	25,151	5,695,261
2023	5,608,767	2,118,155	—	163,948	—	48,042	7,938,912
2022	5,553,263	3,224,991	—	131,229	—	72,267	8,981,750
2021	8,574,868	6,082,602	—	7,120	—	68,446	14,733,036

(c)	Mr. Bradie does not participate in any KBR-sponsored defined benefit or actuarial pension plans.
(3)	The amounts in this column represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Bradie) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Bradie) included for purposes of calculating the average amounts in each applicable year are as follows:

Year	NEOs
2025	Messrs. Bright, Ibrahim, and Sopp and Ms. Galindo and Ms. Myles
2024	Messrs. Bright, Ibrahim, and Sopp and Ms. Galindo
2023	Messrs. Bright, Ibrahim, and Sopp and Ms. Myles
2022	Messrs. Bright, Ibrahim, and Sopp and Ms. Myles
2021	Messrs. Bright, Ibrahim, Kelly, and Sopp and Ms. Akerson

(4)	The amounts in this column represent the average amount of “Compensation Actually Paid” to the NEOs as a group (excluding Mr. Bradie), as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Bradie) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Bradie) for each year to determine the “Compensation Actually Paid,” using the same methodology described above in Note 2:

	Average Reported			Average Reported
	Summary			Change in the		Average
	Compensation Table	Average Reported	Average Equity	Actuarial Present		Compensation
	Total for Non-CEO	Value of Equity	Award	Value of Pension	Average Pension	Actually Paid to
	NEOs	Awards(a)	Adjustments(b)	Benefits(c)	Benefit Adjustments	Non-CEO NEOs
Year	($)	($)	($)	($)	($)	($)
2025	2,776,970	(803,636)	(564,997)	—	—	1,408,337
2024	3,147,439	(850,524)	1,020,288	—	—	3,317,203
2023	3,017,505	(750,463)	1,335,828	—	—	3,602,870
2022	2,943,662	(762,467)	1,535,657	—	—	3,716,852
2021	2,595,828	(721,882)	1,907,832	—	—	3,781,778

(a)	This column reflects the average grant date fair value of equity awards, which are the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year, for the NEOs as a group (excluding Mr. Bradie).
(b)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

			Average Fair	Year over Year		Average Value of
		Year over Year	Value as of	Average Change	Average Fair Value	Dividends or Other
		Average	Vesting	in Fair Value of	at the End of the	Earnings Paid on
	Average Year-	Change in Fair	Date of Equity	Equity Awards	Prior Year of Equity	Stock or Option
	End Fair Value	Value of	Awards	Granted in Prior	Awards that Failed	Awards Not	Total
	of Equity	Outstanding	Granted and	Years that	to Meet Vesting	Otherwise Reflected	Average
	Awards Granted	and Unvested	Vested in the	Vested in the	Conditions in the	in Fair Value or	Equity Award
	in Year	Equity Awards	Year	Year	Year	Total Compensation	Adjustments
Year	($)	($)	($)	($)	($)	($)	($)
2025	491,144	(684,963)	—	(68,646)	(311,431)	8,899	(564,997)
2024	986,895	(25,383)	—	49,196	—	9,580	1,020,288
2023	909,059	362,354	—	56,203	—	8,212	1,335,828
2022	912,352	605,404	—	7,066	—	10,835	1,535,657
2021	1,239,559	802,342	—	2,557	(147,871)	11,245	1,907,832

(c)	Our NEOs do not participate in any KBR-sponsored defined benefit or actuarial pension plans.

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Executive Compensation

KBR, INC. PROXY STATEMENT | 2026 93

Executive Compensation

(5)	Cumulative total shareholder return (“TSR”) is the cumulative TSR on shares of our common stock assuming an investment of $100 on December 31, 2020, and reinvestment of all dividends.
(6)	The peer group used for this purpose is the Peer Group used by the Company for benchmarking purposes as discussed in the “Compensation Discussion and Analysis” section of this proxy statement. Peer group TSR was calculated on a market capitalization-weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2020, through and including January 2, 2026. TSR calculations reflect reinvestment of dividends.

The 2025 Peer Group is composed of the following companies:

● BAE Systems plc ● Booz Allen Hamilton Holding Corporation ● CACI International Inc. ● Dover Corporation ● Flowserve Corporation	● Fluor Corporation ● Gartner, Inc. ● Hubbell Incorporated ● Huntington Ingalls Industries, Inc. ● Jacobs Solutions Inc.	● L3Harris Technologies, Inc. ● Leidos Holdings, Inc. ● Parsons Corporation ● Science Applications International Corporation	● Teradata Corporation ● Tetra Tech, Inc. ● Textron Inc. ● The Timken Company

Conduent Incorporated, which was a constituent of our 2024 Peer Group, was removed from the peer group in 2024 due to declining comparability with the Company’s size and business profile, and it therefore was excluded in determining our peer group TSR for 2025 (and the prior years presented). Using the peer group from the prior disclosure, the peer group TSR would be as follows: 2025: $212.57; 2024: $194.25; 2023: $169.53; 2022: $136.82; and 2021: $124.89.

(7)	The amounts reported represent the amount of GAAP net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year.
(8)	Adjusted EPS is considered a non-GAAP financial measure under SEC rules. See the section titled “Non-GAAP Financial Information” at the end of this proxy statement for further information, including reconciliation of adjusted EPS to diluted EPS, the most directly comparable GAAP measure.
(9)	We wound down the HomeSafe Alliance joint venture in fiscal year 2025 and determined that this disposal was a new adjustment within our Adjusted EPS non-GAAP measure. Since this was a new adjustment, we recast Adjusted EPS for all periods. The recast changed the value for fiscal year 2024 from 3.34 (as disclosed in our 2024 proxy statement) to 3.33 (as disclosed here).

Pay Versus Performance Relationship Disclosures

We believe that, in a highly competitive market for executive talent, our compensation programs encourage and promote our compensation objectives with a strong emphasis on pay for performance and that they serve our stakeholders’ interests well.

The charts on the next page illustrate the relationship between the “Compensation Actually Paid” and the financial performance measures set forth in the Pay Versus Performance table on page 91: TSR, peer group TSR, net income (loss) and adjusted EPS.

The Company identified adjusted EPS as the Company-Selected Measure, the most important performance measure used by the Company to link compensation actually paid to the Company’s NEOs to Company performance for the most recently completed fiscal year. The Company selected adjusted EPS because strong EPS generally increases the value of our stock, among other benefits, which we believe helps to align the interests of our NEOs and our stockholders. Adjusted EPS is the most heavily weighted performance measure under our 2025 STI plan, with Company performance on this measure driving 45% of the plan funding for the 2025 STI plan, as described in greater detail in our Compensation Discussion and Analysis.

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Executive Compensation

Compensation actually paid versus total shareholder return

Compensation actually paid versus net income (loss)

Compensation actually paid versus adjusted EPS

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Executive Compensation

Important Financial Performance Measures

For 2025, the most important financial performance measures (including the Company-Selected Measure) that we used to link executive compensation actually paid to the NEOs to our performance, which are the performance metrics the Committee chose for our short-term and long-term incentive plans and are described in more detail in the “Compensation Discussion and Analysis” section of this proxy statement, are as follows, listed on an unranked basis:

●	Adjusted EPS
●	Adjusted OCF
●	Relative TSR
●	Book-to-Bill
●	Sustainability

Adjusted EPS and adjusted OCF are both considered non-GAAP financial measures under SEC rules. Additional information about these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are provided under the section titled “Non-GAAP Financial Information” at the end of this proxy statement.

Equity Compensation Plan Information

Equity Compensation Plan Information Table

The following table sets forth certain information, as of the end of fiscal year 2025, for all KBR compensation plans previously approved by shareholders. There are no compensation plans not previously approved by shareholders.

	Number of		Number of securities
	securities to be	Weighted-average	remaining available for
	issued upon	exercise price of	future issuance under
	exercise of	outstanding	equity compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan category(1)	warrants and rights(2)	and rights(3)	reflected in column (a))(4)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	967,214	$—	12,519,029
Equity compensation plans not approved by security holders	—	$—	—
Total	967,214	$—	12,519,029

(1)	The following equity compensation plans approved by security holders are included in this plan category: the KBR Stock and Incentive Plan and the KBR, Inc. 2009 Employee Stock Purchase Plan.
(2)	The amount in this column represents shares of KBR common stock reserved for future issuance for service-based awards and performance and market-based awards assuming achievement of the target level of performance for unearned performance and market-based awards (does not include an additional 255,534 shares if the maximum level of performance is achieved).
(3)	The weighted-average exercise price takes into account 967,214 shares under the KBR Stock and Incentive Plan issuable upon vesting of outstanding service-based and performance and market-based awards, which have no exercise price.
(4)	The amount in this column includes 9,872,077 shares available for issuance under the KBR Stock and Incentive Plan and 2,646,952 shares available for issuance under the KBR, Inc. 2009 Employee Stock Purchase Plan.

96 2026 | KBR, INC. PROXY STATEMENT

Audit Committee Matters

PROPOSAL 3
Ratification of the Appointment of Independent Registered Public Accounting Firm

KPMG LLP has audited the financial statements of KBR and its predecessor since 2005. A resolution will be presented at the Annual Meeting of Stockholders to ratify the appointment by the Audit Committee of the Board of Directors of KPMG as independent registered public accounting firm to audit the consolidated financial statements of KBR as of and for the fiscal year ending January 1, 2027. KPMG LLP has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in KBR. Also, during at least the past three years, neither the firm nor any member of the firm has had any connection with KBR in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement, and will be available to respond to appropriate questions from stockholders.

As a matter of good corporate governance, the Audit Committee submits the selection of the independent registered public accounting firm to our stockholders for ratification. The proposal to ratify the appointment of KPMG LLP will be approved if it receives the affirmative vote of a majority of the shares of common stock present at the Annual Meeting of Stockholders. If our stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2027, but the Audit Committee may also elect to retain KPMG LLP. Even if the selection of KPMG LLP is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such change would be appropriate.

The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm to audit the consolidated financial statements for KBR as of and for the year ending January 1, 2027. All proxies will be so voted unless a stockholder specifies otherwise.

97 2026 | KBR, INC. PROXY STATEMENT

Audit Committee Matters

Approved Principal Accountant Fees and Services

The following table presents the pre-approved fees billed or to be billed for audit services rendered by KPMG for the audit of our annual financial statements for the fiscal years ended January 2, 2026, and January 3, 2025, and fees billed or expected to be billed for audit-related, tax and all other services rendered by KPMG during those periods.

	2025	2024

KPMG Audit Services	($ in Thousands)
Audit fees(1)	6,498	5,881
Audit-related fees(2)	1,850	75
Tax fees(3)	328	295
All other Fees	42	27
Total	8,718	6,278

(1)	Audit fees represent the pre-approved aggregate fees for professional services rendered by KPMG for the integrated audit of our annual financial statements for the fiscal years ended January 2, 2026, and January 3, 2025. Audit fees also include the audits of certain of our subsidiaries regarding compliance with statutory requirements in foreign countries and review of registration statements. Audit fees for 2025 include fees related to sustainability reporting for Australia in accordance with local regulations and non-recurring audit matters for fiscal year 2025.
(2)	Audit-related fees for fiscal year 2025 are primarily for audit services not directly related to our annual financial statements such as audits related to possible divestitures, assistance in connection with various registration statements and similar matters.
(3)	Tax fees consist of the aggregate fees for professional services rendered by KPMG for federal, state, and international tax compliance and advisory services.

Pre-Approval Policy

The Audit Committee has established a written pre-approval policy requiring the Audit Committee to approve all services to be provided by KPMG and all audit services provided by other independent accountants. The policy provides that all audit, audit-related, tax and other services to be provided by KPMG must be described in a written plan submitted to the Audit Committee annually for pre-approval. In addition, pre-approval by either the Audit Committee, its Chair, or another Audit Committee member designee is required for (a) any fees for audit, audit-related, or tax services to be provided by KPMG that will exceed $150,000 and were not submitted for annual pre-approval and (b) fees for all other types of services that will exceed $50,000. Pre-approval by the Audit Committee is required for any fees for audit, audit-related, tax or other services that will exceed $250,000. Pre-approval of services is not limited to those exceeding such thresholds under the policy, and the Audit Committee, in its sole discretion, has in the past and may in the future determine to review and pre-approve any other services, regardless of monetary amount.

The policy also provides that all audit services to be provided by independent public accountants other than KPMG must be described in writing and presented to the Audit Committee by our Chief Accounting Officer annually for pre-approval. Any audit services not included in the annual pre-approved plan must be approved in the same manner as unplanned audit, audit-related, and tax services to be provided by KPMG.

As permitted by the SEC, to ensure prompt handling of unexpected matters, our policy allows the Audit Committee to delegate pre-approval authority to the Chair or another designated member of the Audit Committee. Any pre-approval decision not made by the entire Audit Committee will be reported to the Audit Committee at the next regularly scheduled meeting following such decision. All services provided by KPMG have been pre-approved in accordance with these procedures.

Audit Committee Report

KBR’s Audit Committee operates under a written charter adopted by the Board that outlines the responsibilities of, and practices followed by, the Committee. A copy of the Charter is available on KBR’s website at kbr.com/en/who-we-are/our-company/corporate-governance. We review and reassess the charter annually and recommend any changes to the Board of Directors for approval. We met nine times in 2025, and this report summarizes the Committee’s activities during those meetings.

KBR’s management is responsible for preparing KBR’s financial statements, and the principal independent accountants are responsible for auditing those financial statements. The Audit Committee’s role is to provide oversight of management and to appoint, compensate, retain, and oversee the work of the principal independent accountants.

98 2026 | KBR, INC. PROXY STATEMENT

Audit Committee Matters

2025 Audit Committee Actions

In 2025, in fulfilling the responsibilities of the Audit Committee, among other things, we:

● Met with senior members of the Company’s financial management team at each meeting;

● Held separate private sessions, during regularly scheduled meetings, with each of the Company’s Chief Financial Officer, Chief Accounting Officer, General Counsel, and Head of Internal Audit, providing an opportunity for candid discussions regarding financial management, legal, accounting, auditing, and internal controls matters;

● Reviewed and discussed with management the Company’s earnings releases and the financial results for each quarterly period and for the fiscal year as set out in the Company’s Form 10-Q and Form 10-K prior to filing with the SEC, with particular attention to quality financial statements and internal audit;

● Received periodic reports on management’s process to assess:

● the adequacy of the Company’s system of internal control over financial reporting,

● the framework used to make the assessment, and

● management’s conclusions on the effectiveness of the Company’s internal control over financial reporting;

● Reviewed and discussed with senior management significant risks and exposures identified by management and the Company’s processes related to risk assessment and management, including the Company’s enterprise risk management process;

● Reviewed and discussed with senior management, including the Head of Internal Audit:

● prior period adjustments and significant changes in estimates of costs to complete certain projects,

● the evaluation of the Company’s internal controls over financial reporting, and

● the quality of the Company’s financial reporting;

● Met with the General Counsel and Chief Compliance Officer to receive status reports on compliance matters and to discuss the effectiveness of the Company’s compliance program;

● Reviewed and discussed with senior management the transition of the Chief Accounting Officer;

● Reviewed and discussed with senior management updates on integration and synergies associated with acquisitions, SOX compliance, and accounting techniques taking into account Generally Accepted Accounting Principles and Cost Accounting Standards where appropriate for efficiencies;

● Reviewed and discussed with senior management critical accounting policies and estimates including contract revenue, purchase price allocation, goodwill impairment testing, deferred taxes, pensions, and legal and other contingent matters; and

● Reviewed the Company’s internal audit plan, received individual audit reports, discussed with management measures implemented in response to internal audits, and reviewed the performance of the Company’s internal audit function.

Oversight of Independent Auditors

The Audit Committee oversees the audits of the Company’s financial statements and the independence, qualifications, and performance of the independent auditors. In fulfilling our oversight role for the year ended January 2, 2026, we reviewed and discussed with KPMG LLP, the Company’s independent auditors and principal independent accountants, as well as with senior members of the Company’s financial management team:

●	the overall audit scope and plan,
●	the results of the external audit, and evaluations by KPMG LLP of the Company’s internal controls over financial reporting,
●	the quality of the Company’s financial reporting,
●	the effectiveness of the Company’s disclosure controls and procedures, and
●	critical audit matters.

KPMG LLP also reported to us on significant accounting judgments and estimates made by management in preparing the financial statements, as well as their analysis and assessment of significant risks. We also discussed with KPMG LLP the matters required to be communicated pursuant to the standards promulgated by the Public Company Accounting Oversight Board and the SEC.

We discussed with KPMG LLP their assessment of their independence, including with respect to the tax services provided by them, and received the written communications required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with us concerning independence.

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Audit Committee Matters

Audited Financial Statements

Based on our review of the audited financial statements, discussions with management and with KPMG LLP, and our review of KPMG LLP’s written communications, we recommended to the Board of Directors that the audited financial statements be included in KBR’s Annual Report on Form 10-K for the fiscal year ended January 2, 2026, for filing with the SEC. Our recommendation considers our review of that firm’s qualifications as independent accountants for the Company. Our review also included matters required to be considered under SEC rules on auditor independence, including the nature and extent of non-audit services. In our judgment, the nature and extent of non-audit services performed by KPMG LLP during the year did not impair the firm’s independence.

After discussions with management, considering KPMG LLP’s historical and recent performance of KBR’s audit, the capabilities and performance of the audit team, and KPMG LLP’s independence, the Committee concluded that it would be in the best interests of KBR and its stockholders to retain KPMG LLP to serve as the independent registered public accounting firm to audit the consolidated financial statements for KBR for 2026 and recommends that such appointment be ratified by stockholders at the 2026 annual meeting.

Respectfully submitted,

The Audit Committee of THE BOARD OF Directors OF KBR, INC.

Carlos A. Sabater (Chair)	Nchacha E. Etta	Sir John Manzoni KCB	Lewis Von Thaer

March 18, 2026

100 2026 | KBR, INC. PROXY STATEMENT

Stock Ownership Information

Security Ownership of Certain Beneficial Owners
and Management

The table below sets forth certain information regarding the beneficial ownership of KBR’s common stock by persons known by KBR to beneficially own more than five percent of its outstanding common stock and is based on the most recent Statement on Schedule 13G or 13D or amendment thereto filed by each such person with the SEC, except as otherwise known to KBR. The table also sets forth the beneficial ownership of KBR’s common stock by each of our NEOs and directors and by all our directors and executive officers as a group as of March 2, 2026. To our knowledge, except as otherwise noted in the footnotes to this table or as provided by applicable community property laws, each individual has sole voting and investment power with respect to the shares of common stock listed in the second column below as beneficially owned by the individual.

Shares of KBR Common Stock Beneficially Owned

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percentage of Class(3)
5% Owners
FMR LLC(4)
245 Summer Street
Boston, Massachusetts 02210	19,459,964	15.000%
The Vanguard Group(5)
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	13,044,986	9.850%
BlackRock, Inc.(6)
50 Hudson Yards
New York City, New York 10001	12,290,860	9.281%
Executive Officers
Stuart J. B. Bradie(7)	750,093	*
W. Byron Bright, Jr.(8)	28,063	*
Sonia Galindo(7)	24,020	*
J. Jay Ibrahim(7)	110,036	*
Jennifer C. Myles(7)(8)	55,551	*
Mark W. Sopp(7)	176,846	*
Non-Executive Directors
Joseph Dominguez(7)	6,191	*
Lynn A. Dugle(7)(8)	23,964	*
Nchacha E. Etta(7)	6,237	*
Sir John A. Manzoni KCB(7)	13,335	*
Lt. General Wendy M. Masiello, USAF (Ret.)(7)	45,491	*
Jack B. Moore(7)	45,947	*
Ann D. Pickard(7)	54,714	*
Carlos A. Sabater(7)	16,993	*
Huibert H. Vigeveno(7)	3,525	*
Lewis F. Von Thaer(7)	3,146	*
All Directors and Executive Officers as a Group (21 Persons)(7)(8)(9)	1,459,870	1.154%

*	Less than one percent (1%).
(1)	The address of each of the NEOs and directors is c/o KBR, Inc., 601 Jefferson Street, Suite 3400, Houston, Texas 77002.
(2)	Beneficial ownership means the sole or shared power to vote, or to direct the voting of, shares of KBR common stock, or investment power with respect to KBR common stock, or any combination of the foregoing. Each director and executive officer beneficially own less than 1% of the outstanding shares of KBR common stock.

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Audit Committee Matters

(3)	Percentage of class amounts are based on 126,454,289 shares of KBR’s common stock outstanding as of January 2, 2026. Percentages of class ownership presented herein may differ from amounts reported in the applicable Schedule 13G or 13G/A filed with the SEC by the relevant principal shareholder because the number of shares of KBR’s common stock outstanding as of January 2, 2026, known by such principal shareholders may differ from the number disclosed in KBR’s Annual Report on Form 10-K for the fiscal year ended January 2, 2026.
(4)	Based solely on an amendment to Schedule 13G filed August 6, 2025, FMR LLC is deemed to be the beneficial owner of 19,459,964 shares as a result of being a parent holding company or control person in accordance with §240.13d-1(b)(1)(ii)(G).
(5)	Based solely on an amendment to Schedule 13G filed February 13, 2024, The Vanguard Group is deemed to be the beneficial owner of 13,044,986 shares as a result of being an investment adviser in accordance with §240.13d-1(b)(1)(ii)(E).
(6)	Based solely on an amendment to Schedule 13G filed January 24, 2024, BlackRock, Inc. is deemed to be the beneficial owner of 12,290,860 shares as a result of being a parent holding company or control person in accordance with §240.13d-1(b)(1)(ii)(G).
(7)	Does not include the following unvested restricted stock units as to which the holder has no voting power and no investment power, but which convert to common stock on a 1-to-1 ratio upon vesting, which for some restricted stock units requires that certain performance measures be met: Mr. Bradie, 121,647; Ms. Galindo, 16,581; Mr. Ibrahim, 19,294; Ms. Myles, 13,681; Mr. Sopp, 26,731; and all executive officers and directors as a group, 290,337.
(8)	Mr. Bright’s employment with KBR terminated on July 11, 2025. Based solely on information provided by Mr. Bright to KBR on March 12, 2026, Mr. Bright is deemed to be the beneficial owner of 28,063 shares as of March 2, 2026.With respect to Ms. Myles, includes direct ownership of 41,031 shares and indirect ownership of 14,520 shares held by her spouse. Also includes 18,501 restricted stock units held by Ms. Dugle in the nonqualified elective deferral plan for non-executive directors.
(9)	All directors and executive officers as a group refers to the current 11 directors (Ms. Dugle, Lt. General Masiello, Ms. Pickard, Sir John Manzoni KCB, and Messrs. Bradie, Dominguez, Etta, Moore, Sabater, Vigeveno, and Von Thaer), current nine executive officers, other than Mr. Bradie (Ms. Galindo, Ms. Myles, Ms. Taylor, and Messrs. Conlon, Evans, Hill, Ibrahim, Kavanaugh, and Sopp), and one former executive officer (Mr. Bright).

102 2026 | KBR, INC. PROXY STATEMENT

General Information about KBR’s
Annual Meeting

DATE AND TIME	VIRTUAL MEETING — LIVE WEBCAST	RECORD DATE
Thursday, May 14, 2026 9:00 a.m., Central Daylight Time	The Annual Meeting will be completely virtual and only conducted via live webcast at virtualshareholdermeeting.com/KBR2026	Tuesday, March 17, 2026

Questions and Answers about the Annual Meeting and Voting

If your question is not addressed in this section or elsewhere in this proxy statement, please contact KBR’s Investor Relations Department at:
CALL IR	Investor Relations Department (713) 753-5082 or (866) 380-7721

our principal executive office and website
KBR HQ	KBR, Inc. 601 Jefferson Street, Suite 3400 Houston, Texas 77002	OUR WEBSITE	kbr.com

Information contained on our website, including information referred to in this proxy statement, is not to be considered as part of the proxy solicitation material and is not incorporated into this proxy statement.

How does a virtual Annual Meeting work?

The Annual Meeting will be completely virtual via live webcast. There will be no physical meeting location. All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting online at virtualshareholdermeeting.com/KBR2026.

Our virtual stockholder meeting format uses technology designed to increase stockholder access, minimize health risks, reduce our environmental impact, and provide our stockholders rights and opportunities to participate similar to those they would have at an in-person annual meeting. Holding the meeting virtually also saves KBR and our stockholders time and money.

Stockholders will be able to hear all portions of the official Annual Meeting as conducted by the Board, submit appropriate written questions and comments, and vote online during the open poll portion of the Annual Meeting. We welcome your suggestions on how we can make our virtual Annual Meeting more effective and efficient.

How to Access the Annual Meeting as It Happens

If you are a stockholder of record and you want to attend online and participate in the Annual Meeting, you will need the company number and the control number on your Notice of Internet Availability or proxy card to log in. If you are a beneficial stockholder and you want to attend the meeting online, you should log into your brokerage firm’s website and select the stockholder communications mailbox to link through to the Annual Meeting. You also should receive written instructions from your broker, bank, or other nominee.

Online check-in will begin at 8:45 a.m. CDT. Please allow time for online check-in procedures. If you encounter difficulties accessing the virtual meeting or during the course of the Annual Meeting, please call the phone number that will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting for live technical support.

103 2026 | KBR, INC. PROXY STATEMENT

General Information about KBR’s Annual Meeting

If you do not comply with these procedures, you will not be able to participate in the Annual Meeting as it happens, but you may view a webcast replay once the meeting has concluded. Although the live webcast is available only to stockholders, we will post a webcast replay, the final report of the inspector of election, and the answers to all stockholder questions asked in connection with the Annual Meeting on our website, kbr.com, for at least one year.

How We Will Handle Stockholder Questions

Any stockholder may submit a maximum of two appropriate questions online in advance of or during the Annual Meeting. We will answer as many appropriate stockholder-submitted questions as time permits during the meeting, with each question and response not to exceed two minutes in combined duration. All questions and discussions must be in compliance with the Rules of Conduct and Procedures of the Annual Meeting, which will be made available to all stockholders prior to and during the Annual Meeting. The Chair and Corporate Secretary shall have sole discretion to determine whether any question is appropriate and may interrupt or stop any inappropriate questions or otherwise take appropriate action to ensure proper and orderly conduct at the Annual Meeting. During the Annual Meeting, proponents of the stockholder proposals included in this proxy statement, if any, will have a dedicated call-in line so they can present their proposals. There will be dedicated time to ask questions relating to a specific proposal following the presentation of each proposal.

How to Vote During the Virtual Annual Meeting

If you attend the meeting, you may vote virtually online. You will see instructions for voting when you log in. If you do not attend the meeting, your shares can be voted only if you voted online or by telephone in advance of the meeting or if you returned a properly executed proxy.

Who is entitled to vote at the Annual Meeting?

Holders of record at the close of business on March 17, 2026, the record date for the meeting, will be entitled to vote at the Annual Meeting. On the record date, KBR had 126,789,441 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each matter submitted to the stockholders for a vote at the meeting. Fractional shares will not be voted. A complete list of stockholders entitled to vote will be kept at our offices at the address specified above for ten days prior to the meeting.

What constitutes a quorum?

To conduct business at the meeting, a quorum consisting of a majority of the shares of KBR common stock issued and outstanding and entitled to vote must be in attendance or represented by proxy. Abstentions and broker non-votes (described below) will be counted for purposes of determining whether a quorum is present at the meeting. If a quorum is not present, the Chair of the Board or a majority of stockholders present in person (including virtually) or represented by proxy and entitled to vote have the power to adjourn the Annual Meeting, without notice other than an announcement at the Annual Meeting, until a quorum is present.

Am I a stockholder of record or a street name stockholder?

Stockholder of Record

If your shares are registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, you are considered the stockholder of record of those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote online during the virtual Annual Meeting.

Street Name Stockholder (Beneficial Owner)

If your shares are held in a brokerage account or through a bank, broker, or other nominee, you are considered a street name stockholder, meaning you are the beneficial owner of shares held in “street name.” The stockholder of record for your shares is your broker, bank, or other nominee. As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote, and you also are invited to attend the Annual Meeting. Your broker, bank, or other nominee will give you instructions for how to do both of those things.

104 2026 | KBR, INC. PROXY STATEMENT

General Information about KBR’s Annual Meeting

Who is soliciting my proxy to vote my shares?

The accompanying proxy is solicited by the Board of Directors of KBR, Inc. By executing and returning the enclosed proxy or by following the online or telephone voting instructions, you authorize the individuals named in the proxy to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Stockholders. Your proxy will be effective for the May 14, 2026, meeting and at any adjournment or postponement of that meeting.

How do I give my proxy if I am a stockholder of record?

There are three ways to submit your proxy in advance of the Annual Meeting:

INTERNET	TELEPHONE	MAIL
Via the Internet at proxyvote.com	Call toll-free in the U.S./Canada at 1 (800) 690-6903	Mail your signed proxy card

Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on Wednesday, May 13, 2026.

If you give your proxy, your shares will be voted as you specify. If you do not give instructions for a particular matter, the shares represented by your proxy will be voted in accordance with the recommendations of the Board of Directors.

If you prefer to vote during the meeting, please see “How does a virtual Annual Meeting work?” Even if you intend to participate in the virtual Annual Meeting, we encourage you to grant a proxy in advance to ensure your shares are counted even if your plans change.

Can I change my vote?

You can revoke your proxy at any time before it is voted by:

●	giving notice of the revocation in writing to KBR’s Corporate Secretary at 601 Jefferson Street, Suite 3400, Houston, Texas 77002;
●	submitting another valid proxy by mail, telephone, or over the Internet that is later dated and, if mailed, is properly signed; or
●	voting in person (including virtually) at the Annual Meeting.

How do I give voting instructions if my shares are held in “street name” (by my broker)?

Your broker will provide you with information about how to submit your voting instructions. Please return your instructions promptly. Your broker cannot vote your shares held in street name without instructions from you, except with regard to the ratification of auditors. If you do not give voting instructions for the proposals regarding the Board of Directors or executive compensation, your shares will not be voted. This is known as a broker non-vote. Broker non-votes will not be counted or affect the outcome of any proposal.

KBR, INC. PROXY STATEMENT | 2026 105

General Information about KBR’s Annual Meeting

What are the voting requirements for each proposal?

This is an uncontested election for the Board of Directors, meaning the number of nominees equals the number of Board seats available. In an uncontested election, the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” the nominee.

For each matter other than the election of directors, including the ratification of independent public accountants, the proposal will be adopted if it garners the affirmative vote of a majority of the shares of KBR’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on the matter. There are no cumulative voting rights.

Proposals		Board Vote Recommendation	Voting Requirements	Effect of Abstentions or Broker Non-Votes	See Page
1	Election of Directors	FOR each director nominee	Affirmative vote of a majority of shares	Abstentions and broker non-votes are not counted and will not have an effect	9
2	Advisory Vote to Approve Our Executive Compensation (“Say-on-Pay”)	FOR	Affirmative vote of a majority of shares	Abstentions are included in the voting tally and will have the same effect as a vote AGAINST the proposal Broker non-votes are not counted and will have no effect	47
3	Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR	Affirmative vote of a majority of shares	Abstentions are included in the voting tally and will have the same effect as a vote AGAINST the proposal Brokers have discretion to vote on this proposal	97

What happens if an incumbent director does not get re-elected?

In accordance with Article III, Section 3 of our Bylaws, any director nominee who is not re-elected must tender his or her resignation to the Board of Directors and all committees of the Board after the certification of the stockholder vote. The Nominating and Corporate Governance Committee would then assess whether it is appropriate for such individual to continue to serve as a director and would make its recommendation to the Board of Directors. The Board of Directors will act on a tendered resignation and publicly disclose its decision and rationale within 120 days following the certification of the stockholder vote.

What happens if I abstain my vote on any proposal?

Abstentions are counted as “present” in determining whether the quorum requirement is satisfied. Abstentions from voting will not be counted in determining the outcome of the election of directors. However, with respect to each other matter, abstentions will be included in the voting tally and will have the same effect as a vote against the proposal.

Who is responsible for counting the votes?

Votes cast by proxy or in person (including virtually) at the Annual Meeting will be counted by the individuals appointed by us to act as election inspectors for the meeting. The election inspectors and the people who tabulate the proxies, ballots, and voting tabulations that identify stockholders are independent and are not employees of KBR.

106 2026 | KBR, INC. PROXY STATEMENT

General Information about KBR’s Annual Meeting

Will any other issues be raised at the meeting?

As of the date of this proxy statement, we know of no business that will be presented at the 2026 Annual Meeting of Stockholders other than the matters described in this proxy statement. If any other matters should properly come before the Annual Meeting of Stockholders for action by stockholders, proxies will be voted on those matters in accordance with the judgment of the person or persons voting the proxies.

Why didn’t I receive a paper copy of the proxy materials?

To expedite delivery, reduce our costs, and decrease the environmental impact of our Annual Meeting, we used “Notice and Access,” which relies on an SEC rule that permits us to provide proxy materials electronically. By March 30, 2026, we sent a Notice of Internet Availability of Proxy Materials to many of our stockholders containing instructions on how to access and review our proxy materials online. If you received such a Notice, you will not receive a printed copy of the proxy materials in the mail. The Notice also explains how to submit your proxy to ensure your shares are voted as you wish. If you received a Notice and would like to receive a printed copy of our proxy materials, you may request those documents by:

●	calling 1 (800) 579-1639,
●	submitting a request at proxyvote.com, or
●	sending an e-mail to sendmaterial@proxyvote.com.

Stockholders who do not receive a Notice will continue to receive either a paper or an emailed electronic copy of our proxy statement and Annual Report, which will be sent on or about April 3, 2026.

We encourage you to help us reduce printing and mailing costs by signing up for electronic delivery of KBR stockholder communications.

With electronic delivery, you will receive documents such as the Annual Report and the proxy statement as soon as they are available. Electronic delivery also can help reduce the number of bulky documents in your files and eliminate duplicate mailings. To sign up for electronic delivery please follow the instructions on your proxy card to vote by Internet at proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Why did I receive only one copy of the proxy materials when there are two stockholders in my home?

We are sending only one copy of KBR’s annual meeting materials to stockholders who share the same address and last name unless one of those stockholders has notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a single mailing this year and you would like to have additional copies of the Annual Report or proxy statement mailed to you, or you would like to revoke your consent to the householding of documents for the future, please call 1 (866) 540-7095. You will begin to receive individual copies within 30 days after your request.

KBR, INC. PROXY STATEMENT | 2026 107

General Information about KBR’s Annual Meeting

Unfortunately, householding for stockholders who hold their shares in street name is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you each have an account containing KBR stock at two different brokerage firms, your household will receive two copies of the Notice or meeting materials — one from each brokerage firm. To reduce the number of duplicate sets of documents your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program. See “Why didn’t I receive a paper copy of the proxy materials?”

What if I want to introduce a proposal or nominate a director at the 2026 meeting?

For stockholder proposals or director nominations to have been properly submitted for presentation at our upcoming annual meeting, we must have received notice of the proposal or nomination within the time periods set forth under Article II, Section 9 of our Bylaws. Any such proposals and nominations must comply with Article II, Section 9 of our Bylaws. We will disregard any proposal or nomination that does not comply with these requirements. Even if you comply with these requirements, KBR is not obligated to include the proposed business or nominee in our proxy solicitation materials unless required to do so under applicable law, SEC rules and regulations, or pursuant to our Bylaws.

What if I want to introduce a proposal or nominate a director at the 2027 meeting?

If you wish to present a proposal to be considered for inclusion in our proxy materials pursuant to Rule 14a-8 for our Annual Meeting of Stockholders to be held in 2027, you must submit the proposal in writing to our Corporate Secretary at our corporate offices before November 30, 2026. Proposals submitted for inclusion in our proxy materials must comply with Rule 14a-8 under the Securities Exchange Act. If you wish to present a proposal for other business to be considered at the Annual Meeting of Stockholders to be held in 2027, but not for inclusion in the proxy materials, you must provide written notice to our Corporate Secretary at our corporate offices and such notice must be received between January 14, 2027, and February 13, 2027. The proposal must comply with the requirements set forth in our Bylaws.

You also may nominate candidates at our 2027 Annual Meeting of Stockholders in the manner provided in Article II, Section 9 of our Bylaws and in compliance with the universal proxy rules. Such nominations must be received between January 14, 2027, and February 13, 2027, and must comply with the requirements set forth in our Bylaws. The Bylaws also provide that a stockholder entitled to vote for the election of directors may nominate candidates for election to the Board pursuant to the proxy access procedures in our Bylaws. Any such nomination for the 2027 annual meeting must be made pursuant to written notice to our Corporate Secretary at our corporate offices and must be received between December 15, 2026, and January 14, 2027.

Any proposed nominee is required to furnish other information as KBR may reasonably require to determine whether the proposed nominee is eligible to serve as a director. At any meeting of stockholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

How much will this proxy solicitation cost?

KBR will be conducting its own proxy solicitations for this annual meeting, and all costs relating to the solicitation of such proxies will be paid by KBR. KBR does not intend to engage any independent solicitation firm in connection with the solicitation of proxies for this annual meeting. Some executive officers and other employees of KBR also may solicit proxies personally, by telephone, mail, email, or other means of communication, if deemed appropriate, but will not receive additional compensation for these efforts. KBR will, upon request, reimburse banks, brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of KBR common stock.

108 2026 | KBR, INC. PROXY STATEMENT

Additional Information Available

KBR files an Annual Report on Form 10-K with the U.S. Securities and Exchange Commission.
Stockholders may obtain a copy of the Annual Report (without exhibits), without charge, by writing to KBR’s Investor Relations Department at:

CALL IR	Investor Relations Department (713) 753-5082 or (866) 380-7721

We make our Annual Report available to stockholders at the same time and by the same methods as we distribute our proxy statement. The Annual Report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

By Order of the Board of Directors,	ONLINE RESOURCES
Check out our 2026 Notice of Annual Stockholder Meeting, online Proxy Statement, Annual Report and Sustainability Report at: proxyvote.com kbr.com/proxy kbr.com/annualreport kbr.com/sustainabilityreport
Sonia Galindo Executive Vice President, General Counsel & Corporate Secretary March 30, 2026

Members of the KBR Mission Technology Solutions Growth team take a break from strategy sessions during an off-site event.

109 2026 | KBR, INC. PROXY STATEMENT

Appendix A — Non-GAAP Financial Information

Adjusted EBITDA and Adjusted EBITDA margin are considered non-GAAP financial measures under U.S. Securities and Exchange Commission (“SEC”) rules. Adjusted EBITDA is defined as Net income (loss) attributable to KBR, plus Net (income) loss from discontinued operations, net of tax; less Net income (loss) attributable to noncontrolling interest included in discontinued operations; less Interest expense; Other non-operating expense (income); Provision for income taxes; Depreciation and amortization; and certain discrete items as identified by management to be non-recurring in nature. The most directly comparable financial measure calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) is net income attributable to KBR. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenues.

Adjusted EPS is considered a non-GAAP financial measure under SEC rules. Diluted earnings per share (“EPS”) reflects our diluted net income (loss) attributable to KBR divided by the weighted average number of common shares outstanding during the period in addition to common shares that would have been outstanding if potential common shares with a dilutive effect had been issued. Adjusted EPS excludes certain amounts included in diluted EPS. The most directly comparable financial measure calculated in accordance with GAAP is diluted EPS.

Adjusted operating cash flows is considered a non-GAAP financial measure under SEC rules. Adjusted operating cash flows excludes certain amounts included in the cash flows provided by operating activities from continuing operations calculated in accordance with GAAP. The most directly comparable financial measure calculated in accordance with GAAP is cash flows provided by operating activities from continuing operations.

Management uses non‑GAAP financial measures, in addition to GAAP results, because they provide investors with useful insight into the underlying performance of the business by excluding items that may not be indicative of ongoing operations. These measures are intended to supplement, not replace, GAAP results, and help investors better understand the metrics used by management to evaluate performance and make operating and compensation decisions.

	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023

Reconciliation of U.S. Non-GAAP Financial Measures	($ in Millions, Except Per Share Data)
Revenues	7,786	7,710	6,956
Net income (loss) attributable to KBR	415	375	(265)
Net (income) loss from discontinued operations, net of tax	55	(2)	1
Net income (loss) attributable to noncontrolling interest included in discontinued operations	(19)	1	—
Net income (loss) attributable to KBR from continuing operations	451	374	(264)
Adjustments:
Interest expense	158	144	115
Other non-operating expense (income)	6	7	5
Provision for income taxes	156	129	95
Depreciation and amortization	169	156	141
Spin off, acquisition and integration	28	23	10
Ichthys commercial dispute cost	—	11	1
Legacy legal fees and settlements	—	24	155
(Benefits) provisions related to exit from Russian commercial projects	—	—	(4)
Accretion of Convertible Notes debt discounts	—	—	282
Loss on derivative bifurcation	—	—	104
Loss on debt extinguishment	—	—	70
Loss on settlement of warrants	—	—	38
Adjusted EBITDA	968	868	748
Adjusted EBITDA margin	12.4%	11.3%	10.8%

KBR, INC. PROXY STATEMENT | 2026 A-1

Appendix A — Non-GAAP Financial Information

	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023

Reconciliation of U.S. Non-GAAP Financial Measures	($ in Millions, Except Per Share Data)
Diluted EPS attributable to KBR	3.21	2.79	(1.96)
Less: Diluted earnings (loss) per share from discontinued operations	(0.28)	0.01	—
Diluted EPS from continuing operations	3.49	2.78	(1.96)
Adjustments:
Amortization related to acquisitions	0.28	0.20	0.17
Ichthys commercial dispute cost	—	0.09	0.01
Spin-off, acquisition and integration	0.16	0.13	0.06
Impact of convert accounting and diluted EPS share count*	—	—	0.01
Legacy legal fees and settlements	—	0.13	1.03
(Benefits) provisions related to exit from Russian commercial projects	—	—	(0.03)
Charges associated with Convertible Notes	—	—	3.62
Adjusted EPS	3.93	3.33	2.91
Diluted weighted average common shares outstanding	129	134	135
Adjusted weighted average common shares outstanding	129	134	136

Cash Flows Provided by Operating Activities – continuing operations	557	450	301
Adjustments:
Add: Legacy legal settlement (after tax)	—	—	132
Adjusted Operating Cash Flows	557	450	433

*	For fiscal 2023, adjusted share count includes anti-dilutive shares for warrants excluded from Diluted EPS share count.

A-2 2026 | KBR, INC. PROXY STATEMENT

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KBR.COM | ©2026 KBR, Inc. All rights reserved.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V86480-P45587 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! KBR, INC. ATTN: SONIA GALINDO 601 JEFFERSON STREET HOUSTON, TX 77002 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KBR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxies must be received by 11:59 p.m. EDT the day before the meeting. 1a. Stuart J. B. Bradie 1b. Joseph Dominguez 1c. Lynn A. Dugle 1d. Nchacha E. Etta 1e. Sir John A. Manzoni KCB 1f. Lt. General Wendy M. Masiello, USAF (Ret.) 1g. Jack B. Moore 1h. Ann D. Pickard 1i. Carlos A. Sabater 1j. Huibert H. Vigeveno 1k. Lewis F. Von Thaer Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Advisory vote to approve KBR's named executive officer compensation. 3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements for KBR, Inc. as of and for the fiscal year ending January 1, 2027. NOTE: Transact any other business that properly comes before the meeting or any adjournment or postponements of the meeting. KBR, INC. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR each of the following: The Board of Directors recommends you vote FOR the following Proposals: ! ! ! SCAN TO VIEW MATERIALS & VOTEw

V86481-P45587 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. KBR, INC. Annual Meeting of Stockholders May 14, 2026 This proxy is solicited by the Board of Directors. The undersigned stockholder of KBR, Inc., a Delaware corporation, hereby acknowledges the receipt of the Notice of 2026 Annual Stockholders' Meeting and Proxy Statement, each dated March 30, 2026, and hereby appoints Stuart J. B. Bradie, Shad E. Evans and Sonia Galindo or any of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of and in the name of the undersigned, to represent the undersigned at the 2026 Annual Meeting of Stockholders of KBR, Inc., to be held on May 14, 2026 at 9:00 a.m. CDT, via live webcast at www.virtualshareholdermeeting.com/KBR2026, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN THE PROXY STATEMENT; FOR THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION; AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS FOR KBR, INC. AS OF AND FOR THE FISCAL YEAR ENDING JANUARY 1, 2027; AND AS SAID PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. Continued and to be signed on reverse side